This is filed pursuant to Rule 497.

Drexel Hamilton Mutual Funds

File No. 333-184337

AMERISTOCK MUTUAL FUND, INC.

1320 Harbor Bay Parkway,

Suite 145

Alameda, CA 94502

November 8, 2012

Dear Shareholders:

Ameristock Corporation (“Ameristock” or the “Acquired Fund Adviser”), and the Board of Directors of the Ameristock Mutual Fund, Inc. (the “Ameristock Fund” or “Acquired Fund”), have decided to seek your approval to reorganize the Ameristock Fund into the Drexel Hamilton Centre American Equity Fund (“DH Equity Fund” or “Acquiring Fund”), a series of Drexel Hamilton Mutual Funds (the “Reorganization”). As explained in more detail in the attached Proxy Statement/Prospectus, the decision to reorganize the Ameristock Fund was prompted by the increasing costs associated with operating the Ameristock Fund, continued net redemptions from the Ameristock Fund and the proposal by Drexel Hamilton Investment Partners, LLC (“DHIP” or the “Acquiring Fund Adviser”), the investment adviser to the DH Equity Fund, to reorganize the Ameristock Fund into the DH Equity Fund and to acquire Ameristock’s business relating to management of the Ameristock Fund, each on terms acceptable to the parties. The DH Equity Fund is another U.S. large-cap equity fund with an investment objective, and investment strategies, policies and risks, similar to those of the Ameristock Fund. The proposed Reorganization will, among other benefits, afford the shareholders of the Ameristock Fund the opportunity to continue their investments in a similarly managed fund on a tax-free basis. If approved by shareholders of the Ameristock Fund, the proposed Reorganization is currently expected to occur as of the close of business on or about Friday, December 28, 2012.

The DH Equity Fund is advised by DHIP and sub-advised by Centre Asset Management, LLC (“Centre”). DHIP is a New York City-based Service Disabled Veteran Owned Small Business investment adviser formed in late 2010, which had approximately $68 million in assets under management as of August 31, 2012 and provides advisory services to two additional series of Drexel Hamilton Mutual Funds and a private fund. Centre is a Wall Street-based fundamentally-driven active asset manager formed in late 2005, which had approximately $733 million in assets under management as of August 31, 2012, and offers investment advisory services to U.S. and foreign investment companies and private funds. The investment objective of the DH Equity Fund is long term-capital growth and it seeks to achieve that objective by investing in a portfolio of equity securities of large-capitalization U.S. companies.

A Special Meeting of the Shareholders of the Ameristock Fund (a “Special Meeting”) will be held on Wednesday, December 12, 2012, as contemplated in the attached Proxy Statement/Prospectus. Please take the time to carefully read, consider and understand the attached Proxy Statement/Prospectus. Approval of two-thirds of all votes entitled to be cast at the Special Meeting (not just votes actually cast) is being sought to approve the proposed Reorganization under Maryland law and the Ameristock Fund’s governing documents. Accordingly, please take the time to promptly vote your shares of the Ameristock Fund, as this will assist in obtaining the necessary votes and will help avoid additional solicitation and expense. Your vote also will help avoid the Ameristock Fund having to explore other alternatives to the Reorganization, such as liquidating the Ameristock Fund, which could be a taxable event for Ameristock Fund shareholders. Ameristock, and the Board of Directors of the Ameristock Fund, recommend that you vote “For” or in favor of the proposed Reorganization.

It has been a pleasure serving your investment needs and we thank you for your commitment to the Ameristock Fund. Ameristock is very pleased that DHIP and the DH Equity Fund can provide the opportunity for shareholders to continue their investments in a similar fund if the proposed Reorganization is approved.

Sincerely,

Nicholas D. Gerber

Chief Executive Officer

Ameristock Corporation

AMERISTOCK MUTUAL FUND, INC.

1320 Harbor Bay Parkway,

Suite 145

Alameda, CA 94502

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 12, 2012

To the Shareholders of Ameristock Mutual Fund, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Ameristock Mutual Fund, Inc. (the “Acquired Fund”), is to be held 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on December 12, 2012 at Reed Smith LLP, 101 Second Street, Suite 1800, San Francisco, CA 94105-3659.

The Special Meeting is being held for the following purpose:

1. For shareholders of the Acquired Fund to approve or disapprove an Agreement and Plan of Reorganization and Termination (the “Plan”) among Drexel Hamilton Mutual Funds (the “Trust”), on behalf of its series, Drexel Hamilton Centre American Equity Fund (the “Acquiring Fund”), the Acquired Fund, Drexel Hamilton Investment Partners, LLC (the “Acquiring Fund Adviser”), and Ameristock Corporation (the “Acquired Fund Adviser”), pursuant to which the Acquired Fund would be reorganized into the Acquiring Fund (as further defined below, the “Reorganization”). The Reorganization would involve: (1) the Acquired Fund transferring all of its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund assuming all of the Acquired Fund’s liabilities, (2) the Acquired Fund distributing pro rata to Acquired Fund’s shareholders shares of the Acquiring Fund in exchange for such shareholders’ Acquired Fund shares and in connection with the complete liquidation of the Acquired Fund; and (3) the dissolution and termination of the Acquired Fund (all of the foregoing transactions being referred to collectively as the “Reorganization”).

Those present at the Special Meeting and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of Acquired Fund shares as of the close of business on November 7, 2012 (the “Record Date”) are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting or if quorum is obtained but sufficient votes required to approve the proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Acquired Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Directors,

Howard Mah,
Secretary
November 8, 2012

(i)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 12, 2012 or any adjournments or postponements thereof. This Notice and Combined Proxy Statement/Prospectus are available on the internet at www.ameristock.com. On this website, you will be able to access the Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the Internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the necessity for further solicitations to ensure a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

(ii)

PROXY STATEMENT/PROSPECTUS

November 8, 2012

FOR THE REORGANIZATION OF

Ameristock Mutual Fund, Inc.

1320 Harbor Bay Parkway, Suite 145

Alameda, California 94502

(510) 522-3336

INTO

Drexel Hamilton Centre American Equity Fund

a series of Drexel Hamilton Mutual Funds

45 Rockefeller Plaza, Suite 2000

New York, New York 10111

(855) 298-4236

1

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON

THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY

REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2

QUESTIONS AND ANSWERS

November 8, 2012

The following questions and answers provide an overview of key features of the proposed reorganization and of the information contained in this Proxy Statement/Prospectus. Please review the full Proxy Statement/Prospectus prior to casting your vote.

Question: What is this document and why was it sent?

Answer: The attached document is a proxy statement for Ameristock Mutual Fund, Inc. (the “Ameristock Fund” or “Acquired Fund”), and a prospectus for Drexel Hamilton Centre American Equity Fund (the “Acquiring Fund”), a series of Drexel Hamilton Mutual Funds (the “Trust”). The purposes of this Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) are to: (1) solicit votes from shareholders of the Acquired Fund to approve an Agreement and Plan of Reorganization and Termination (the “Plan”) among the Trust, on behalf of its series, the Acquiring Fund, the Acquired Fund, Drexel Hamilton Investment Partners, LLC (the “Acquiring Fund Adviser”), and Ameristock Corporation (the “Acquired Fund Adviser”), pursuant to which the Acquired Fund would be reorganized into the Acquiring Fund (as described in the Plan, the “Reorganization”); and (2) provide information regarding the shares of the Acquiring Fund. The form of the Plan is attached to the Proxy Statement/Prospectus as Appendix G.

The Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the Plan (and the proposed Reorganization contemplated by the Plan). The Proxy Statement/Prospectus should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The purpose of the Reorganization is to transfer the assets of the Acquired Fund into the Acquiring Fund (the Acquired Fund and Acquiring Fund are each a “Fund” and are, collectively, as applicable, the “Funds”). Given the increasing costs associated with operating the Acquired Fund and continued net redemptions from the Acquired Fund, the Acquired Fund Adviser is no longer willing to subsidize the operations of the Acquired Fund (including the payment of distribution-related fees and expenses). The Acquired Fund Adviser also recently received an offer from the Acquiring Fund Adviser to reorganize the Acquired Fund into the Acquiring Fund and to acquire the Acquired Fund Adviser’s business relating to management of the Acquired Fund, each on terms acceptable to the parties. After consideration, the Acquired Fund Adviser concluded that the proposed Reorganization is advisable and in the best interests of the Acquired Fund and its shareholders and recommended the proposed Reorganization to the Board of Directors of the Acquired Fund. After consideration of the recommendation of the Acquired Fund Adviser, and various other factors, the Board of Directors of the Acquired Fund concluded that the Acquired Fund’s participation in the Reorganization would be advisable and in the best interests of the Acquired Fund and its shareholders. In reaching this conclusion, the Board of Directors considered that the proposed Reorganization gives Shareholders the option to continue their investments in a similarly managed fund on a tax-free basis and that Acquired Fund Shareholders that do not choose this option may redeem their shares before the effective date of the Reorganization. The Board of Directors also considered, among other things, that: (a) if the Reorganization is not approved, the Acquiring Fund Adviser intends to recommend the liquidation of the Acquired Fund or to resign; (b) seeking another investment adviser is not a feasible alternative; (c) the Acquiring Fund has generally similar investment objectives, strategies, policies, limitations and risks as compared to those of the Acquired Fund; (d) while past performance and particularly short-term performance is not a guarantee of future results, the Acquiring Fund has competitive short-term performance relative to the Acquired Fund and the S&P 500 Index, the Acquiring Fund’s broad-based securities market index or benchmark; (e) while the Acquiring Fund has, and will have, a higher net expense ratio in relation to the Acquired Fund, the Acquired Fund Adviser is no longer willing to subsidize the operations of the Acquired Fund (including the payment of distribution-related fees and expenses) and the Acquiring Fund’s net expense ratio will be competitive in relation to other similar mutual funds; (f) subject to Acquired Fund shareholder approval of the Plan and consummation of the Reorganization, the Acquiring Fund Adviser has agreed to contractually limit the total fund expenses of the Acquiring Fund (including (but not limited to) investment advisory fees and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, brokerage commissions, litigation and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business (such excluded costs and expenses collectively, the “Excluded Costs and Expenses”)) to an annual rate of 1.05% of the average daily net assets of Acquiring Fund for two years after the date (the “Closing Date”) on which the proposed Reorganization is consummated (the “Closing”) (the “Two Year Net Expense Limit”), and the Acquiring Fund Adviser also would agree, subject to required approvals, to reduce its management fee from an annual rate of 0.75% of the Acquiring Fund’s average daily net assets to an annual rate of 0.75% of the Acquiring Fund’s average daily net assets on the first $1 billion and 0.70% of the Acquiring Fund’s average daily net assets thereafter; (g) the Acquiring Fund is expected to provide comparable shareholder services and will receive services from the same distributor, and same transfer agent, administrator, and bookkeeping and pricing agent, as the Acquired Fund; (h) although the Acquiring Fund Adviser and Acquiring Fund were formed in late 2010 and 2011, respectively, the Acquiring Fund has an established sub-adviser, Centre Asset Management, LLC (“Acquiring Fund Sub-Adviser”), and an experienced portfolio manager; (i) the Acquiring Fund Adviser and the Acquiring Fund Sub-Adviser have represented that that they are committed to the future growth of the Acquiring Fund and the other Drexel Hamilton mutual funds; (j) with certain exceptions, the Acquired Fund Adviser and the Acquiring Fund Adviser will bear the costs of the Reorganization; and (k) the aggregate value of Acquiring Fund shares received by an Acquired Fund shareholder and held by the Acquired Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the Acquired Fund held immediately prior to the Reorganization. Please refer to the sections of the Proxy Statement/Prospectus entitled “Reasons for the Reorganization” and “Board Considerations in Approving the Reorganization” under “Information About the Reorganization” for further information on the factors considered by the Acquired Fund’s Board of Directors in approving the proposed Reorganization and recommending the Reorganization for approval by the shareholders of the Acquired Fund.

The Acquiring Fund Adviser also recommended the proposed Reorganization to the Board of Trustees of the Trust, and the Board of Trustees of the Trust approved the proposed Reorganization as being in the best interests of the Acquiring Fund. After consideration of the Acquiring Fund Adviser’s recommendation, and various other factors, the Board of Trustees concluded that the Acquiring Fund’s participation in the Reorganization would be in the best interests of the Acquiring Fund and its shareholders. In reaching this conclusion, the Board of Trustees considered, among other things, the tax-free nature of the Reorganization to the Acquiring Fund and that: (a) the Acquiring Fund will acquire additional securities consistent with its investment objective, strategies, policies and limitations; (b) the additional securities will create the opportunity for greater diversification within the Acquiring Fund’s portfolio; (c) having additional assets in the portfolio should create a larger, more viable fund with the potential for greater efficiencies and investment opportunities and other long-term benefits; (d) the expense ratio of the Acquiring Fund would not be adversely affected as a result of the Reorganization, and there should be potential for expense reductions from economies of scale; and (e) the Acquiring Fund Adviser and Acquired Fund Adviser will pay all direct expenses relating to the Reorganization, and neither the Acquiring Fund nor the Acquired Fund will be responsible for any direct costs associated with the Reorganization, except for any costs or expenses incurred in connection with the disposition of portfolio securities and purchase of replacement securities, if any, undertaken to rationalize (or better align) the Acquired Fund’s and Acquiring Fund’s portfolios. Please refer to the sections of the Proxy Statement/Prospectus entitled “Reasons for the Reorganization” and “Board Considerations in Approving the Reorganization” under “Information About the Reorganization” for further information on the factors considered by the Acquiring Fund’s Board of Trustees in approving the proposed Reorganization.

Question: How will the Reorganization work?

Answer: If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities. The Acquired Fund will then distribute the shares it receives from the Acquiring Fund pro rata to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund and in liquidation of the Acquired Fund. Existing shareholders of the Acquired Fund as of the Closing Date will become shareholders of the Acquiring Fund. Immediately after the Reorganization, each Acquired Fund shareholder will hold shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shareholder’s shares in the Acquired Fund. After the Reorganization is consummated, the Acquired Fund will dissolve, terminate its corporate existence and terminate its registration as an investment company with the U.S. Securities and Exchange Commission. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Reorganization.

If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting of Shareholders (the “Special Meeting”), the proposed Reorganization is currently expected to occur as of the close of business on or about Friday, December 28, 2012.

Question: How will the Reorganization affect shareholders of the Acquired Fund?

Answer: Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Reorganization will not affect the value of an Acquired Fund shareholder’s investment at the time of the Reorganization, and the Plan requires that, immediately after the Reorganization, the shares of the Acquiring Fund that an Acquired Fund shareholder receives in the Reorganization will have an aggregate value equal to the aggregate value of the shares held by such shareholder in the Acquired Fund as of the Closing Date. Please refer to the section of the Proxy Statement/Prospectus entitled “Description of Plan” under “Information About the Reorganization” for further information regarding the Reorganization.

The Reorganization is expected to qualify as a tax-free reorganization and therefore be tax-free to the Acquired Fund and its shareholders. Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any. Please refer to the sections of the Proxy Statement/Prospectus entitled “Federal Income Tax Consequences” under “Summary”, and “Federal Tax Consequences” under “Information About the Reorganization,” for further information about the tax consequences of the Reorganization.

The Acquired Fund and Acquiring Fund have similar investment objectives, strategies, policies, limitations and risks. While the Acquired Fund and Acquiring Fund hold certain different individual securities, there is also overlap in the securities held by the Acquired Fund and Acquiring Fund, and the current portfolio holdings of the Acquired Fund and the Acquiring Fund are similar. Based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date and that, over time after the Reorganization, the Acquiring Fund Adviser would dispose of certain portfolio securities acquired from the Acquired Fund in the ordinary course based on the Acquiring Fund Adviser’s security selection criteria and methodology. Please refer to the section of the Proxy Statement/Prospectus entitled “Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks” under “Summary” for further information about the investment objectives, strategies, policies, limitations and risks of the Acquired Fund and Acquiring Fund.

The Reorganization is expected to provide some continuity of services currently provided to the Acquired Fund. ALPS Distributors, Inc., which currently serves as the distributor and principal underwriter of the Acquired Fund’s shares, also serves as the distributor and principal underwriter of the Acquiring Fund’s shares. Additionally, ALPS Fund Services, Inc. provides transfer agency, fund accounting, and administrative services to the Acquired Fund and Acquiring Fund. Brown Brothers Harriman & Co. currently provides custodian services for the Acquired Fund, while Union Bank, N.A. provides custodian services for the Acquiring Fund. Please see the sections of the Proxy Statement/Prospectus entitled “Comparison of Service Providers” under “Summary,” and “Distributor” and “Other Service Providers” under “Information About the Funds,” for a further discussion of the service providers to the Acquired Fund and Acquiring Fund.

There are differences between the Acquired Fund and the Acquiring Fund due to (among other things) their organizational forms. The Acquiring Fund is a series of the Trust, which is a Delaware statutory trust. The Acquired Fund is a Maryland corporation. One difference, for example, is that under Maryland law, a Maryland corporation generally cannot be liquidated without shareholder approval while shares of the corporation are outstanding. Under Delaware law, the trust instrument for a Delaware statutory trust may permit a Delaware statutory trust to be (and the Acquiring Fund’s governing documents do permit the Acquiring Fund to be) liquidated with only notice to (but without approval of) shareholders. Please refer to the section in the Proxy Statement/Prospectus entitled “Comparison of Forms of Organization and Shareholder Rights” under “Summary” for more information about the differences between Acquired Fund and the Trust arising from their organizational forms. Other differences between the Acquired Fund and Acquiring Fund also are discussed in other sections of the Proxy Statement/Prospectus. Please review the Proxy Statement/Prospectus carefully.

Question: Who manages the Acquiring Fund?

Answer: The Acquiring Fund Adviser, Drexel Hamilton Investment Partners, LLC, serves as investment adviser to Acquiring Fund. As of August 31, 2012, Acquiring Fund Adviser had approximately $68 million in assets under management, of which approximately $23 million was held in the Acquiring Fund. Subject to the general oversight of the Board of Trustees of the Trust, the Acquiring Fund Adviser is responsible for, among other things, developing a continuing investment program for the Acquiring Fund in accordance with its investment objectives, reviewing investment strategies and policies of the Acquiring Fund and overseeing the sub-investment advisory services provided to the Acquiring Fund by Centre Asset Management, LLC (“Centre” or “Acquiring Fund Sub-Adviser”), which serves as the Acquiring Fund’s sub-adviser.

The Acquiring Fund Adviser has delegated its day-to-day responsibilities for selecting investments for the Fund and for monitoring such investments to the Acquiring Fund Sub-Adviser. As of August 31, 2012, the Acquiring Fund Sub-Adviser had approximately $733 million in assets under management.

James A. Abate, Managing Director of the Acquiring Fund Sub-Adviser, serves as the Acquiring Fund’s portfolio manager and is primarily responsible for managing the Acquiring Fund’s portfolio.

Please refer to the sections of the Proxy Statement/Prospectus entitled “Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks” under “Summary,” and “Management of the Funds” under “Information About the Funds,” for additional information regarding the Acquiring Fund Adviser.

Question: How will the Reorganization affect Fund expenses?

Answer: The Reorganization will result in an increase in the total net expenses paid by shareholders of the Acquired Fund. The total expense ratio of the Acquired Fund for the period ended June 30, 2012 was 0.92%. This expense ratio is less than the net expense ratio agreed to by the Acquiring Fund Adviser for the two year period after the Closing Date of the Reorganization. However, this expense ratio does not reflect the subsidy (including the payment of distribution-related fees and expenses) provided to the Acquired Fund by the Acquired Fund Adviser. The Acquired Fund Adviser has contractually agreed to pay all operating expenses of the Acquired Fund, except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees. The Acquired Fund Adviser estimates that, without the Acquired Fund Adviser’s subsidy of the Acquired Fund, the costs of operating the Acquired Fund would have been approximately 1.17%.

The total net expense ratio of the Acquiring Fund for the period ended June 30, 2012 was 1.25%. As discussed in more detail below, the pro forma gross expense ratio of the Acquiring Fund is expected to drop to approximately 1.15% as a result of the Reorganization. The Acquiring Fund Adviser has also contractually agreed, subject to Acquired Fund shareholder approval of the Plan and to consummation of the Reorganization, to the Two Year Net Expense Limit described above. Accordingly, if the Reorganization is approved by

Acquired Fund shareholders and consummated, it is expected that the total fund expenses of the Acquiring Fund (exclusive of the Excluded Costs and Expenses) for the two-year period following the Closing Date will not exceed 1.05% of the average daily net assets of Acquiring Fund. If the Acquiring Fund Adviser requests, any Acquiring Fund expenses waived or reimbursed by the Acquiring Fund Adviser may be repaid to the Acquiring Fund Adviser by the Acquiring Fund in the first, second and third fiscal years of the Acquiring Fund following the fiscal year in which any such repayment or waiver occurs, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement was made (i.e., generally the 1.05% for the first two years after the Closing Date) or any lower expense limitation or limitations that the Acquiring Fund Adviser or Acquiring Fund may have agreed upon. Any such repayment is subject to the approval of the Trustees of the Trust. There is no guarantee that the Acquiring Fund Adviser will agree to continue the Two Year Net Expense Limit (or agree to a lower expense limit) after the initial two year period or that the Acquiring Fund will achieve or maintain economies of scale that will permit its gross expense ratio to remain at the projected pro forma rate of 1.15% after the Reorganization. A portion of the total net expense ratio of the Acquiring Fund (i.e., up to 0.25%) will represent a distribution/service (Rule 12b-1) fee, which is intended to be used for promoting the sale of Acquiring Fund shares.

Please refer to the section of the Proxy Statement/Prospectus entitled “Comparison of Investment Advisory Fees and Annual Operating Expenses” under “Summary” for further information regarding the advisory fees and annual fund operating expenses of the Acquired Fund and Acquiring Fund.

Question: Will the Reorganization result in any taxes?

Answer: Neither the Acquired Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust and Acquired Fund expect to receive a tax opinion from counsel to the Acquiring Fund confirming this position. Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any. Please refer to the sections of the Proxy Statement/Prospectus entitled “Federal Income Tax Consequences” under “Summary”, and “Federal Tax Consequences” under “Information About the Reorganization,” for further information about the tax consequences of the Reorganization.

Question: Will any fees or charges be assessed in connection with the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization. The shares of the Acquiring Fund received by Acquired Fund shareholders in the Reorganization also will not be subject to any minimum investment amount limitations, front-end sales charges, contingent deferred sales charges, exchange fees or redemption fees. Unlike the shares of the Acquired Fund, the Acquiring Fund’s shares will be subject, however, to a distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares (subject to the Two Year Net Expense Limit described above).

Subsequent investments in the Acquiring Fund by Acquired Fund shareholders after the Reorganization will be subject to any minimum investment amount limitations, sales charges, exchange fees and redemption fees imposed by the Acquiring Fund. The Acquiring Fund currently has an initial investment minimum of $10,000, and a $5,000 minimum for subsequent investments. The Acquiring Fund also currently imposes a 2.00% redemption fee which is charged upon any redemption of shares within 90 days of the issuance of such shares (subject to certain exceptions).

Please refer to the section of the Proxy Statement/Prospectus entitled “Comparison of Distribution and Purchase Procedures and Exchange Privileges” under “Summary” for further information.

Question: Why do Shareholders of the Acquired Fund need to vote?

Answer: We urge you to vote. Approval of two-thirds of all votes entitled to be cast at the Special Meeting (not just votes actually cast) is being sought to approve the proposed Reorganization under Maryland law and the Ameristock Fund’s governing documents. Accordingly, shareholders of the Acquired Fund need to vote to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Please sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card or by telephone by using the toll-free number on your proxy card. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Board of Directors of the Acquired Fund recommend that shareholders of the Acquired Fund vote?

Answer: After consideration of various factors and upon recommendation of the Acquired Fund Adviser, the Board of Directors unanimously recommends that shareholders of the Acquired Fund vote “FOR” the Plan. Please refer to the sections of the Proxy Statement/Prospectus entitled “Reasons for the Reorganization” and “Board Considerations in Approving the Reorganization” under “Information About the Reorganization” for further information on the factors considered by the Acquired Fund’s Board of Directors in approving the proposed Reorganization and recommending that the Reorganization be submitted to the Acquired Fund shareholders for approval.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Acquiring Fund and Acquired Fund will not be responsible for any direct costs associated with the proposed Reorganization, except that (i) each Fund may be responsible for any costs or expenses incurred in connection with the disposition of any portfolio securities that is undertaken to rationalize (or better align) the portfolios of the Funds prior to or after the Closing and the costs or expenses incurred in acquiring replacement securities, (ii) the Acquiring Fund will be responsible for the costs of qualifying the Acquiring Fund’s shares for issuance in connection with (and in advance of) the Reorganization on an as incurred basis, and (iii) expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), or would prevent the Reorganization from qualifying as a tax-free reorganization under the Code. Based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date and that, over time after the Reorganization, the Acquiring Fund Adviser would dispose of certain portfolio securities acquired from the Acquired Fund in the ordinary course based on the Acquiring Fund Adviser’s security selection criteria and methodology. Given this analysis, the Acquired Fund Adviser does not expect that expenses relating to the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios, if any, incurred by the Acquired Fund prior to the Reorganization will be significant. The Acquiring Fund Adviser expects that expenses incurred by the Acquiring Fund post-Reorganization as a result of the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios will be reasonable since it is expected that such rationalization will be undertaken in the ordinary course (for example, securities will be liquidated to meet redemption and other cash needs of the Acquiring Fund) and spread over time.

The Acquiring Fund Adviser and Acquired Fund Adviser will each pay for certain costs and expenses related to the Reorganization. The Acquiring Fund Adviser will pay for the following costs relating to the Reorganization: (A) Acquiring Fund’s legal and accounting fees (including fees of counsel to the Acquiring Fund), in connection with the Reorganization; (B) the legal expenses of Acquiring Fund associated with preparing and filing the Proxy Statement/Prospectus; and (C) reasonable expenses relating to the proxy solicitation of the Acquired Fund (other than those fees and expenses related to printing and mailing the Proxy Statement/Prospectus and any proxy materials to Acquired Fund shareholders). The Acquired Fund Adviser will pay for the following costs relating to the Reorganization: (1) the Acquired Fund’s legal and accounting fees (including reasonable fees of the counsels to the Acquired Fund and its independent directors) in connection with the Reorganization (including the Proxy Statement/Prospectus and proxy materials); (2) fees and expenses related to printing and mailing to Acquired Fund shareholders the Proxy Statement/Prospectus, any supplement to the Acquired Fund’s prospectus and statement of additional information (“SAI”), and any proxy materials related to the solicitation of the Acquired Fund shareholders in connection with the Reorganization; and (3) expenses of holding the Special Meeting (including any adjournments or postponements thereof). The Acquiring Fund Adviser and Acquired Fund Adviser will be liable for the expenses set forth above regardless of whether the Reorganization occurs.

Please refer to the section of the Proxy Statement/Prospectus entitled “Description of the Plan” for a further discussion of the payment of expenses of the Reorganization under the Plan.

Question: What will happen if the Plan is not approved by shareholders of the Acquired Fund?

Answer: If shareholders of the Acquired Fund do not approve the Plan, the Acquired Fund will not be reorganized into Acquiring Fund and the Board of Directors of the Acquired Fund will meet to consider any additional alternatives that appear feasible at the time. These alternatives could include, for example: (a) exploring another tax-free reorganization with a different mutual fund; (b) continuing to operate the Acquired Fund and either (i) exploring seeking approval to remove (entirely or in part) the Acquired Fund Adviser’s agreement to pay all operating expenses of the Acquired Fund (except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees), or (ii) exploring replacing the Acquired Fund Adviser with another registered investment adviser (which may or may not agree to pay operating expenses of the Acquired Fund to the same extent as the Acquired Fund Adviser); or (c) exploring liquidating the Acquired Fund, which would require a similar two-thirds shareholder vote to approve and could result in a taxable event for Acquired Fund shareholders. Certain of the above alternatives are more likely than others. For example, based on past experience, the Acquired Fund Adviser does not believe that finding another tax-free reorganization with a different mutual fund with similar investment objectives, strategies, limitations and risks could be accomplished (if at all) without significant additional expense or within a reasonable time frame. The Acquired Fund Adviser also does not believe that finding another investment adviser to advise and subsidize the operating expenses of the Acquired Fund (including the payment of distribution-related fees and expenses) is likely given the continued redemptions from the Acquired Fund and the increasing costs of operating the Acquired Fund. Another shareholder vote (albeit not a two-thirds vote) would need to be obtained to approve a new investment advisory contract with a new investment adviser or to remove the Acquired Fund Adviser’s agreement to pay all operating expenses of the Acquired Fund (except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees). If the total expense ratio of the Acquired Fund is increased, there also could be no guarantees that additional shareholders would not redeem from the Acquired Fund, thereby reducing the Acquired Fund’s net assets, creating dis-economies of scale and further increasing operating expenses (or the burden on any investment adviser that would agree to subsidize the operating expenses of the Acquired Fund (including the payment of distribution-related fees and expenses)). Finally, in addition to potential tax consequences for Acquired Fund shareholders, a liquidation of the Acquired Fund would require another shareholder vote (with a two-thirds approval requirement), and the Acquired Fund Adviser believes that shareholders of the Acquired Fund would incur the transaction costs associated with liquidating the Acquired Fund’s portfolio, as well as certain other costs related to a liquidation of the Acquired Fund.

Question: How do shareholders of the Acquired Fund vote their shares?

Answer: Shareholders of the Acquired Fund can vote their shares by mail, telephone or Internet by following the instructions on the proxy card.

Question: Who can shareholders of the Acquired Fund call if they have questions?

Answer: Shareholders of the Acquired Fund can call the Acquired Fund at 1 (800) 394-5064 if they have any questions about the proposal or the proxy card.

Question: Where can shareholders of the Acquired Fund find additional information about the Funds?

Answer: Additional information relating to the Acquired Fund and the Acquiring Fund has been filed with the Securities and Exchange Commission (the “SEC”) and can be found in the following documents which are incorporated by this reference into the Proxy Statement/Prospectus, which means that these documents are considered legally to be part of the Proxy Statement/Prospectus:

•	Audited Financial Statements of the Acquiring Fund, as of August 31, 2011 (included in the Statement of Additional Information (“SAI”)).

•	Unaudited Financial Statements of the Acquiring Fund, as of March 31, 2012, included in its Semi-Annual Report, as of that same date.

•	Audited Financial Statements of the Acquired Fund, as of June 30, 2012, included in its Annual Report as of that same date;

•	Prospectus and the Statement of Additional Information of the Acquiring Fund, as of November 16, 2011, and as supplemented through the date hereof; and

•	Prospectus and the Statement of Additional Information of the Acquired Fund, as of September 28, 2012, and as supplemented through the date hereof.

Additional copies of the Annual and Semi-Annual Reports and the Prospectuses and Statements of Additional Information, along with this Proxy Statement/Prospectus and SAI, are available upon request, without charge, by writing to the applicable address(es) or calling the telephone number(s) listed below.

By mail:	Drexel Hamilton Mutual Funds 45 Rockefeller Plaza, Suite 2000 New York, New York 10111

By phone:	(855) 298-4236

By mail:	Ameristock Mutual Fund, Inc. 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502

By phone:	1 (800) 394-5064

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

Copies of documents and information relating to the Acquired Fund, including the Annual Report and the Prospectus and Statement of Additional Information, also are available, along with the Proxy Statement/Prospectus and SAI, at www.ameristock.com.

THE SHARES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN ACQUIRING FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

PROPOSAL

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

PROVIDING FOR THE REORGANIZATION OF AMERISTOCK MUTUAL FUND, INC. INTO DREXEL HAMILTON CENTRE AMERICAN EQUITY FUND

On September 19, 2012, the Board of Directors of the Ameristock Mutual Fund, Inc. (the “Acquired Fund”) voted to approve, subject to certain conditions, including the approval of shareholders of the Acquired Fund, an Agreement and Plan of Reorganization and Termination (the “Plan”), among Drexel Hamilton Mutual Funds (the “Trust”), on behalf of its series, the Drexel Hamilton Centre American Equity Fund (the “Acquiring Fund”), the Acquired Fund, Drexel Hamilton Investment Partners, LLC (the “Acquiring Fund Adviser”), and Ameristock Corporation (the “Acquired Fund Adviser”), and to submit the Plan to the shareholders of the Acquired Fund at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 11:00 a.m. Pacific time (2:00 p.m. Eastern time) on December 12, 2012 at Reed Smith LLP, 101 Second Street, Suite 1800, San Francisco, CA 94105-3659. Please refer to the sections of the Proxy Statement/Prospectus entitled “Reasons for the Reorganization” and “Board Considerations in Approving the Reorganization” under “Information About the Reorganization” for further information on the factors considered by the Acquired Fund’s Board of Directors in approving the proposed Reorganization.

At the Special Meeting, shareholders of the Acquired Fund will be asked to approve or disapprove the Plan pursuant to which the Acquired Fund would be reorganized into the Acquiring Fund (as further defined below, the “Reorganization”). Pursuant to the Plan, the Reorganization would involve:

(1)	the Acquired Fund transferring all of its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund assuming all of the Acquired Fund’s liabilities;

(2)	the Acquired Fund distributing pro rata to the Acquired Fund’s shareholders shares of the Acquiring Fund in exchange for such shareholders’ Acquired Fund shares and in connection with the complete liquidation of the Acquired Fund; and

(3)	the dissolution and termination of the Acquired Fund.

(all of the foregoing transactions being referred to collectively as the “Reorganization”).

Those present at the Special Meeting and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the Acquired Fund shares as of the close of business on November 7, 2012 (the “Record Date”) are entitled to vote, in person or by proxy, at the Special Meeting or any adjournments or postponements thereof.

If approved by shareholders of the Acquired Fund, the Reorganization (and the Closing Date) is expected to occur on or about December 28, 2012. The Acquired Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date in order to facilitate the transfer of its assets to the Acquiring Fund. As of the Closing Date, each shareholder of the Acquired Fund will receive the number of full and fractional shares of the Acquiring Fund having an aggregate value that, on the date that the Reorganization is consummated (the “Closing Date”), is equal to the aggregate value of the shareholder’s shares of the Acquired Fund. After the liquidating distribution is made by the Acquired Fund, the Acquired Fund will have no shares outstanding.

By approving the Plan, shareholders of the Acquired Fund also will be approving the liquidation, dissolution and termination of the Acquired Fund. As soon as practicable after the distribution and liquidation of the

Acquired Fund as described above, the Acquired Fund will take steps to wind-down its affairs and to have its existence dissolved and terminated in accordance with Maryland law and other applicable requirements and its registration as an investment company terminated. The Acquired Fund will make any filings with the State of Maryland or the U.S. Securities and Exchange Commission (“SEC”) as may be required in connection with its liquidation, dissolution and termination.

Shareholder approval of the Plan is being sought through the Proxy Statement/Prospectus, and the Reorganization will not occur unless Acquired Fund shareholders approve the Plan. Under Maryland law, since the Acquired Fund’s Articles of Incorporation do not provide for a majority approval requirement, the affirmative vote of two-thirds of all the votes entitled to be cast at the special meeting of shareholders (not just votes actually cast) is being sought to approve the Plan.

THIS PROXY STATEMENT/PROSPECTUS SETS FORTH THE BASIC INFORMATION YOU SHOULD KNOW BEFORE VOTING ON THE PROPOSAL.

YOU SHOULD READ IT AND KEEP IT FOR FUTURE REFERENCE.

SUMMARY

The following summary highlights certain similarities and differences between the Acquired Fund and the Acquiring Fund (the Acquired Fund and Acquiring Fund are each a “Fund” and are collectively, as applicable, the “Funds”). This summary is not complete. For more complete information, please read this entire document. Please note that certain financial information is presented as of March 31, 2012 (unless otherwise noted).

The Acquired Fund is a diversified open-end investment company organized as a Maryland corporation, with net assets as of August 31, 2012 of approximately $197.6 million. The Acquired Fund invests principally in common stocks, focusing on large capitalization companies headquartered in the U.S. The Acquiring Fund is a diversified series of the Trust, which is an open-end investment company organized as a Delaware statutory trust. The Acquiring Fund had net assets as of August 31, 2012 of approximately $23.4 million. Similar to the Acquired Fund, the Acquiring Fund normally invests at least 80% of its net assets in equity securities of large capitalization U.S. companies.

The Acquiring Fund is intended to be the accounting survivor in the Reorganization. While the Acquired Fund is larger in terms of net assets, the investment objectives and policies of the Acquiring Fund will continue after the Reorganization, the Acquiring Fund Adviser will continue to be the investment adviser to the Acquiring Fund after the Reorganization, the expense structure will more closely resemble that of the Acquiring Fund after the Reorganization, and while it is difficult to assess given that several months will pass before the Reorganization is consummated, given that the Acquired Fund and Acquiring Fund are U.S. large-cap equity funds with similar investment objectives, strategies, policies, limitations and risks, the portfolio of the surviving fund will resemble and be consistent with that of the Acquiring Fund after the Reorganization. As the accounting survivor in the Reorganization, the Acquiring Fund’s records for accounting purposes will survive along with its performance record since inception.

Comparison of Performance

Comparative performance for the Acquired Fund and Acquiring Fund as of June 30, 2012 is shown in the chart below. Comparative performance for the S&P 500 Index, a broad-based securities market index for the Acquiring Fund and one broad-based securities market index for the Acquired Fund also is set forth below. Comparative information for the S&P Value Index, the primary broad-based securities market index for the Acquired Fund, also is set forth below. The Funds’ performance will fluctuate, and the past performance shown below is not necessarily an indication of future results.

	Calendar Quarter Ended June 30, 2012	Six Months Ended June 30, 2012	December 21, 2011[1] Through June 30, 2012
Acquired Fund	-4.73%	6.45%	7.90%
Acquiring Fund	-3.55%	9.75%	11.40%
S&P 500 Index	-2.75%	9.49%	10.78%
S&P Value Index	-3.58%	8.93%	10.35%

[1]	Inception Date of Acquiring Fund.

Please refer to Appendix A to the Proxy Statement/Prospectus for additional performance information.

Comparison of Investment Advisory Fees and Annual Fund Operating Expenses

The Acquired Fund and the Acquiring Fund pay investment management or advisory fees at different annual rates. Under its advisory contract with the Acquired Fund Adviser, the Acquired Fund receives from the Acquired Fund Adviser advisory and certain administrative services, and, for such services, the Acquired Fund pays a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Acquired Fund’s average net assets for the first $100 million and 0.75% of average net assets thereafter. From this fee, the Acquired Fund Adviser pays its own expenses together with all other operating expenses of the Acquired Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees. The Acquiring Fund pays to the Acquiring Fund Adviser a monthly advisory fee at an annual rate of 0.75% of the Fund’s average daily net assets for the first $1 billion and 0.70% of the Acquiring Fund’s average daily net assets thereafter. From this advisory fee, the Acquiring Fund Adviser pays the Acquiring Fund Sub-Adviser a monthly fee based on the lesser of (i) an annual rate of 0.40% of Acquiring Fund’s average daily net assets and (ii) 8/15ths of the net fee received by the Acquiring Fund Adviser after giving effect to any contractual or voluntary expense cap borne by the Acquiring Fund Adviser.

The advisory fee payable by Acquiring Fund to the Acquiring Fund Adviser will remain the same after the Reorganization, subject to the Acquiring Fund Adviser’s written expense limitation agreement, under which the Acquiring Fund Adviser has contractually agreed, subject to Acquired Fund shareholder approval of the Plan and to consummation of the Reorganization, for a period of two years after the date (the “Closing Date”) on which the proposed Reorganization is consummated (the “Closing “) to limit total fund expenses of the Acquiring Fund (including (but not limited to) investment advisory fees and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, brokerage commissions, litigation and other extraordinary expenses not incurred in the ordinary course of Acquiring Fund’s business (such excluded costs and expenses collectively, the “Excluded Costs and Expenses”)) to an annual rate of 1.05% of the average daily net assets of Acquiring Fund (the “Two Year Net Expense Limit”).

Even though the stated investment advisory fee of the Acquiring Fund is lower than the fee payable by the Acquired Fund, the Reorganization will result in an increase in the total net expenses paid by shareholders of the Acquired Fund from 0.92% to 1.05%. The total expense ratio of the Acquired Fund for the period ended June 30, 2012 was 0.92%. This expense ratio is less than the net expense ratio agreed to by the Acquiring Fund Adviser for the two year period after the Closing Date of the Reorganization. However, this expense ratio does not reflect the subsidy provided to the Acquired Fund by the Acquired Fund Adviser. The Acquired Fund Adviser has contractually agreed to pay all operating expenses of the Acquired Fund, except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees. The Acquired Fund Adviser estimates that, without the Acquired Fund Adviser’s subsidy of the Acquired Fund (including the payment of distribution-related fees and expenses), the costs of operating the Acquired Fund would have been approximately 1.17%.

The total net expense ratio of the Acquiring Fund for the period ended June 30, 2012 was 1.25%. As shown in the table below, the gross expense ratio of the Acquiring Fund is expected to drop to approximately 1.15% on a pro forma basis as a result of the Reorganization. The Acquiring Fund Adviser also has agreed, subject to Acquired Fund shareholder approval of the Plan and closing of the Reorganization, to the Two Year Net Expense Limit described above. Accordingly, if the Reorganization is approved by Acquired Fund shareholders and consummated, it is expected that the total net expenses of the Acquiring Fund (exclusive of Excluded Costs and Expenses ) for the two-year period following the Closing Date of the Reorganization will not exceed 1.05% of the average daily net assets of Acquiring Fund. If the Acquiring Fund Adviser requests, any Acquiring Fund operating expenses waived or reimbursed by the Acquiring Fund Adviser may be repaid to the Acquiring Fund Adviser by the Acquiring Fund in the first, second and third fiscal years of the Acquiring Fund following the fiscal year in which any such reimbursement or waiver occurs, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement was made (i.e., generally the 1.05% for the first two years after the Closing Date of the Reorganization) or any lower expense limitation or limitations that the Acquiring Fund Adviser or Acquiring Fund may have agreed upon. Any such repayment is subject to the approval of the Trustees of the Trust. There is no guarantee that the Acquiring Fund Adviser will agree to continue the Two Year Net Expense Limit (or agree to a lower expense limit) after the two year period after the Closing Date of the Reorganization or that the Acquiring Fund will achieve or maintain economies of scale that will permit its gross expense ratio to remain at the projected pro forma rate of 1.15% after the Reorganization. A portion of the total net expense ratio of the Acquiring Fund (i.e., up to 0.25%) will represent a distribution/service (Rule 12b-1) fee that will be used for promoting the sale of Acquiring Fund shares.

The following table illustrates the Funds’ respective expense ratios as of June 30, 2012, and the pro forma expense ratio of the combined Acquiring Fund assuming the Reorganization occurred as of March 31, 2012.

	Total Annual Fund Operating Expenses (Gross Annual Operating Expenses)	Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements (Net Annual Operating Expenses)
Acquired Fund	0.92%[1]	0.92%[1]
Acquiring Fund	2.31%	1.25%[2]
Acquiring Fund (pro forma)[3]	1.15%[4]	1.05%[5]

[1]	The Acquired Fund Adviser has contractually agreed to pay all operating expenses of the Acquired Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees.
[2]

As of March 31, 2012, the Acquiring Fund Adviser was subject to a previously executed written expense limitation agreement under which it agreed to limit the total operating expenses of the Acquiring Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, and any transactions costs associated with short sales (including but not limited to brokerage commissions and dividends that are paid to persons from whom the Fund borrows securities)) to an annual rate of 1.25% of the average daily net assets of the Acquiring Fund. Subsequent to March 31, 2012, the Acquiring Fund Adviser agreed to extend the expense limitation upon its expiration on November 17, 2012 and continue to waive its fees and otherwise limit through January 31, 2014 total operating expenses of the Acquiring Fund. The expense limitation agreement may be terminated by the Acquiring Fund Adviser or the Trust, with respect to the Acquiring Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days prior written notice of such termination to the other party, and such termination will not be effective before January 31, 2014 (unless otherwise specifically agreed upon). In addition, any termination sought by the Trust must be authorized by resolution of a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or by vote of a majority of the outstanding shares of the Acquiring Fund. The Acquiring Fund Adviser may recoup any waived or reimbursed amount, including organizational fees, from the Acquiring Fund pursuant to the agreement if such reimbursement does not cause the Acquiring Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Acquired Fund Adviser incurred the expense.

[3]	Based on combined assets of the Acquired Fund and Acquiring Fund.
[4]

Adjusted to include distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares, which was approved by shareholders of the Acquiring Fund after March 31, 2012. If the distribution/service (Rule 12b-1) fee was not included, the pro forma Total Annual Fund Operating Expenses of the Acquiring Fund would have been 0.90%.

[5]

The Acquiring Fund Adviser has contractually agreed, subject to Acquired Fund shareholder approval of the Plan and to consummation of the Reorganization, to the Two Year Net Expense Limit described above. This limitation may not be terminated and will remain in place through the end of the two-year period beginning after the Closing Date. Adjusted to include distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares, which was approved by shareholders of the Acquiring Fund after March 31, 2012.

Please refer to the Fee Table in Appendix B to the Proxy Statement/Prospectus for further information on the fees and expenses of the Acquired Fund and Acquiring Fund as of March 31, 2012, including pro forma fees and expenses for the combined Acquiring Fund.

Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks

Investment Objectives and Strategies

The Acquired Fund and Acquiring Fund are both U.S. large cap equity funds. The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are similar. The investment objective of the Acquired Fund is to seek total return through capital appreciation and current income. While the Acquiring Fund does not have a current income component to its investment objective, the investment objective of the Acquiring Fund is to seek long term growth of capital. The investment objectives of both the Acquired Fund and Acquiring Fund are non-fundamental. A fundamental investment objective cannot be changed without shareholder approval. The non-fundamental investment objectives of the Acquired Fund and Acquiring Fund can be changed by the Board of Directors of the Acquired Fund and Board of Trustees of the Trust, respectively, without shareholder approval, generally upon at least 60 days prior notice to shareholders.

Both the Acquired Fund and the Acquiring Fund are diversified funds that pursue their investment objectives by primarily investing in equity securities of large capitalization U.S. companies. Both the Acquired Fund and Acquiring Fund normally will invest at least 80% of their net assets in large cap equity securities. There is no guarantee that either the Acquired Fund or the Acquiring Fund will achieve its investment objectives or that the Acquired Fund or Acquiring Fund will not lose principal value.

The following table shows the investment objective and principal investment strategies of the Acquired Fund and the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Investment Objective	Seeks total return through capital appreciation and current income.	Seeks long-term growth of capital.

Principal Investment Strategies	Acquired Fund pursues its investment objective principally by investing in common stock, focusing on large capitalization companies headquartered in the United States. To achieve the current income component of Acquired Fund’s investment objective, the Fund invests primarily in companies that pay dividends.	Acquiring Fund pursues its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, will consist of those companies which i) are incorporated in the U.S., and ii) list their common stock on and principally trade on NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio will consist of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes.

Diversification Status	The Acquired Fund is diversified.	The Acquiring Fund is diversified.

	Acquired Fund	Acquiring Fund
Investment Style

Acquired Fund Adviser emphasizes a “value” style of investing, generally investing Acquired Fund’s assets in stocks selling at reasonable prices in relation to Acquired Fund Adviser’s assessment of their potential value. Acquired Fund Adviser may consider, among other factors, a company’s ratios of share price to earnings, sales and book value and its dividend yield in assessing whether the company’s stock is reasonably priced.

To a lesser extent Acquired Fund may also invest in stocks experiencing accelerated earnings or revenue growth (“growth stocks”) in order to be represented in that portion of the stock market.

Acquired Fund will normally sell a stock when Acquired Fund Adviser decides that the stock no longer meets the investment criteria described above.

In selecting investments for Acquiring Fund, Acquiring Fund Sub-Adviser utilizes a “bottom-up” fundamental stock selection process that Acquiring Fund Sub-Adviser believes yields a more accurate picture of a company’s intrinsic value. Acquiring Fund Sub-Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. Acquiring Fund Sub-Adviser utilizes a disciplined, Economic Value Added framework to select investments. The approach is designed to capture excess returns when the market price of a stock converges toward Acquiring Fund Sub-Adviser’s target price.

Acquiring Fund Sub-Adviser may sell or reduce Acquiring Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed.

Types of Investments

Acquired Fund’s portfolio will generally consist of common stocks, preferred stocks, and cash.

Acquired Fund also may invest, as non-principal investments, in the following investments: (a) repurchase agreements; (b) illiquid investments; (c) foreign securities; (d) American Depositary Receipts; (e) foreign currency transactions; (f) derivatives, such as options and futures; (g) fixed-income securities, including bank certificates of deposit, bank checking accounts, and U.S. Government and Agency obligations; and (h) securities of other investment companies. The Acquired Fund also may as a non-principal strategy engage in securities lending and utilize a cash sweep program (sponsored by the Acquired Fund’s custodian).

Acquiring Fund’s portfolio will generally consist of common stocks, preferred stocks, cash, real estate investment trusts (“REITs”), and certain derivative products and investment company securities. The Fund will generally maintain a fully-invested posture. As such, cash will be held to a minimum. Further, while the Fund will generally hold less than 2% of its portfolio in cash, significant client inflows may temporarily increase cash positions.

	Up to 20% of the total value of Acquired Fund’s stock holdings may be invested in stocks of companies headquartered outside the United States.	The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, exchange-traded funds (“ETFs”), and other securities noted herein.

The investment objectives of the Funds differ in that the Acquired Fund seeks total return though capital appreciation and current income, while the Acquiring Fund only seeks long-term growth of capital. The Acquiring Fund’s 80% investment policy, which is due to the Acquiring Fund’s name, requires the Acquiring Fund to invest at least 80% of its net assets in equity securities of large capitalization U.S. companies. The Acquired Fund’s principal investment strategy is similar to Acquiring Fund’s 80% policy because it seeks to meet its investment objective by principally investing in common stocks of large capitalization U.S. companies. The Acquired Fund and Acquiring Fund differ, for example, in that the Acquiring Fund is permitted to invest up to 20% of the total value of its stock holdings in stocks of companies headquartered outside the United States.

Currently, there is overlap between the holdings of the Acquired Fund and the Acquiring Fund. Based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date and that, over time after the Reorganization, the Acquiring Fund Adviser would dispose of certain portfolio securities acquired from the Acquired Fund based on the Acquiring Fund Adviser’s security selection criteria and methodology. The Acquiring Fund Sub-Adviser anticipates that most of the securities held by Acquired Fund and acquired by the Acquiring Fund will be retained by Acquiring Fund after the Reorganization. Given this analysis, the Acquired Fund Adviser does not expect that expenses relating to the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios, if any, incurred by the Acquired Fund prior to the Reorganization will be significant. If the Acquiring Fund Adviser disposed of the securities acquired by the Acquiring Fund from the Acquired Fund that it does not intend to maintain in the Acquiring Fund’s portfolio at one time, the Acquiring Fund Adviser estimates that the Acquiring Fund would incur 0.08% of transaction expenses. The Acquiring Fund Adviser expects, however, that expenses incurred by the Acquiring Fund post-Reorganization as a result of the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios will be reasonable since it is expected that such rationalization will be undertaken in the ordinary course (for example, securities will be liquidated to meet redemption and other cash needs of the Acquiring Fund) and spread over time.

The Acquiring Fund seeks to be fully invested in securities and typically holds no more than 2% of its portfolio in cash, while the Acquired Fund may hold more cash (although less or more cash may be held at any time by either the Acquiring Fund or the Acquired Fund given anticipated redemptions and market conditions and other factors).

In selecting broker-dealers to execute trades for the Acquired Fund, the Acquired Fund Adviser seeks to obtain best execution. In evaluating whether best execution is being obtained, the Acquired Fund Adviser considers execution capability, commission rates, responsiveness, timeliness and accuracy of trade confirmations, frequency and correction of trading errors, nature and liquidity of market for the security in question, pricing and the size of a transaction, business reputation, financial condition, the order flow sent to the broker-dealer, and reliability and experience. The cost of the brokerage commissions to the Acquired Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified, as determined in good faith by the Acquired Fund Adviser, by other aspects of the portfolio execution services offered. The Acquired Fund Adviser does not normally consider research services, including economic data and statistical information about companies and industries, provided by brokers as a factor in the selection of brokers, although the Acquired Fund Adviser may receive such research services from time to time, and may consider such services as a factor in the selection of brokers in the future.

Similar to the Acquired Fund, under the Acquiring Fund’s policies and procedures, the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser are guided by the principle of best execution. In selecting broker-dealers, the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser may not give consideration to sales of shares of the Acquiring Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Acquiring Fund Adviser and Acquiring Fund Sub-Adviser may, however, place portfolio transactions with broker-dealers that promote or sell the Acquiring Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Acquiring Fund Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. Similar to the

Acquired Fund Adviser when selecting brokers for Acquired Fund trades, the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser consider a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Acquiring Fund Adviser’s or Acquiring Fund Sub-Adviser’s past experience with similar trades, and other factors that may be unique to a particular order. Similar to the Acquired Fund Adviser, by recognizing the value of these discretionary factors, the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Acquiring Fund Sub-Adviser also may utilize soft dollars. Under Section 28(e) of the Securities Exchange Act of 1934, and the investment management agreements for the Acquiring Fund, the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser are authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. In some instances, research products or services received by the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser may also be used by them for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds. Although such information may be a useful supplement to the manager’s own investment information in rendering services to the Acquiring Fund, the value of such research and services is not expected to reduce materially the expenses of the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser in the performance of its services under the advisory agreements for the Acquiring Fund and will not reduce the advisory fees payable to the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser.

Please refer to Appendix C to the Proxy Statement/Prospectus for a more detailed comparison of the current investment policies and strategies of the Acquired Fund and Acquiring Fund. You also can find additional information on the Acquired Fund and Acquiring Fund in the SAI.

Investment Limitations

Each of the Acquired Fund and Acquiring Fund have fundamental investment limitations, which cannot be changed without shareholder approval, and non-fundamental limitations, which may be changed by their respective Boards without shareholder approval. With certain exceptions, the investment limitations of the Acquired Fund and Acquiring Fund generally are similar. Please refer to Appendix C to the Proxy Statement/Prospectus for a detailed comparison of the investment limitations of the Acquired Fund and Acquiring Fund.

Investment Risks

Given that both the Acquired Fund and Acquiring Fund invest primarily in equity securities of large capitalization U.S. companies, the risks of investing in the Acquired Fund and Acquiring Fund also generally are similar. Like all mutual funds, it is possible to lose money by investing in either the Acquired Fund or the Acquiring Fund. There is no guarantee that either the Acquired Fund or the Acquiring Fund will achieve its investment objectives or that the Acquired Fund or Acquiring Fund will not lose principal value.

Both the Acquired Fund and Acquiring Fund disclose market risk, sector risk and the risk of investing in securities that may be undervalued, as principal investment risks.

In addition to the above risks, the Acquired Fund discloses risks relating to growth investing as a principal risk. The Acquired Fund also discloses the following risks as non-principal risks: (1) risks of foreign investing; (2) liquidity risk; (3) risks of investing in foreign currency transactions; (4) risks of investing in options and futures; (5) default risk on fixed income securities; and (6) risks of investing in other investment companies.

In addition to the above risks, the Acquiring Fund discloses the following risks as principal risks (some of which are disclosed by the Acquired Fund as non-principal risks): (a) derivatives risk; (b) risk related to investing in other investment companies, including closed-end funds risk; (c) risks of investing in REITs; (d) portfolio turnover risk; (e) political/economic risk; and (f) risks associated with general uncertainty concerning future regulatory changes. The Acquiring Fund also discloses “New Fund Risk” and “Investment Adviser Risk.” New Fund Risk refers to the risk of investing in a new fund. The Acquiring Fund was launched on December 21, 2011, and has no operating history prior to that date. Accordingly, investors in the Acquiring Fund (including, if the proposed Reorganization is approved and consummated, the Acquired Fund’s shareholders) bear the risk that the Acquiring Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale (including, without limitation, by not being able to distribute shares through certain third-party retail distribution channels currently utilized by the Acquired Fund), any of which could result in the Acquiring Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Investment Adviser Risk refers to the risk that the implementation of the Acquiring Fund’s strategy by its advisers may fail to produce the intended results. The Acquiring Fund Sub-Adviser’s ability to choose suitable investments has a significant impact on the ability of the Acquiring Fund to achieve its investment objectives. Investors in the Acquiring Fund bear the risk that neither the Acquiring Fund Adviser nor the Acquiring Fund Sub-Adviser has had previous direct experience managing an investment company registered under the 1940 Act, which may limit their effectiveness. The Acquiring Fund also discloses ETF risk, foreign investment risk, and risk of investing in debentures as non-principal risks.

Please refer to Appendix D to the Proxy Statement/Prospectus for a description of each of the Acquired Fund’s and Acquiring Fund’s principal investment risks.

Federal Income Tax Consequences

As a condition to the proposed Reorganization, the Acquired Fund and Acquiring Fund each will receive a legal opinion from counsel to the Acquiring Fund, Seward & Kissel LLP, to the effect that (among other things): (a) the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by the Acquiring Fund, the Acquired Fund or the Acquired Fund’s shareholders; and (b) the aggregate tax basis of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders will be the same as the aggregate tax basis of their shares in the Acquired Fund immediately prior to the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or the courts.

While the Acquired Fund has capital loss carryforwards, which will be netted against any capital gains, to the extent the Acquired Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to the Reorganization, the Acquired Fund intends to make distributions of the capital gains (as well as any other required distributions, such as income distributions) prior to the Reorganization being consummated. While based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date, it is possible, due to subsequent acquisitions of portfolio securities, that the Acquired Fund Adviser may dispose of investments from the portfolio of the Acquired Fund that may not be acquired by the Acquiring Fund (whether due to the Acquiring Fund’s prospectus restrictions, investment strategies or policies, or applicable law). If such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Acquired Fund, result in the Acquired Fund having a net capital gain, it is the Acquired Fund’s intention to distribute such net capital gains to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to Acquired Fund shareholders. Shareholders of the Acquired Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Acquired Fund prior to the Closing Date. For example, Acquired Fund shareholders would be responsible for any income distributions made by the

Acquired Fund. In addition, because the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Acquiring Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Acquiring Fund, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization.

Any Acquired Fund shareholders who redeem from the Acquired Fund prior to the Reorganization will realize taxable gain or loss equal to the difference between the redemption proceeds received by the shareholder and the shareholder’s tax basis in the shareholder’s Acquired Fund shares. Redemptions by shareholders also may result in other shareholders receiving capital gain distributions or bearing portfolio transaction expenses as a result of portfolio securities being sold by the Acquired Fund to raise cash to satisfy redemption requests. Such shareholders also may receive any income or capital gains distributions to the extent they remain shareholders when such distributions are declared and paid.

Shareholders of the Acquired Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

As discussed in more detail below, as of the end of its last fiscal year, the Acquired Fund had $34,879,027 in capital loss carryforwards and, while any limitations cannot be finally determined until the Closing Date, the Acquired Fund Adviser and the Acquiring Fund Adviser believe that the Acquired Fund’s capital loss carryfowards would not be subject to any annual limitation of use by the Acquiring Fund after the Reorganization.

Please refer to the section entitled “Federal Tax Consequences” under “Information about the Transaction” in the Proxy Statement/Prospectus for additional information on the federal tax consequences of the proposed Reorganization.

Comparison of Distribution and Purchase Procedures and Exchange Privileges

The policies of the Acquired Fund and the Acquiring Fund for investing in their respective shares are similar in certain respects and differ in certain respects. The Acquiring Fund has a minimum initial investment of $10,000, while the Acquired Fund has a minimum initial investment of $1,000. The minimum subsequent investment amount for shares of the Acquiring Fund is $5,000. There is no minimum subsequent investment amount for shares of the Acquired Fund. Shares purchased through financial intermediaries that maintain omnibus accounts with either the Acquired Fund or the Acquiring Fund (as applicable) may not be subject to these investment minimums (although financial intermediaries may impose their own requirements and fees).

The above investment minimums may be waived or reduced in certain cases. Each of the Acquired Fund and Acquiring Fund may reject any request to purchase shares at any time in their sole discretion.

Both the Acquired Fund and Acquiring Fund reserve the right to redeem shares held in small accounts. For the Acquired Fund, if the NAV of the Acquired Fund shares in a shareholder’s account is less than $1,000 as a result of previous redemptions and not market declines, the Acquired Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Acquired Fund will redeem all shares in the account and pay the redemption price to the shareholder. The Acquiring Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days’ prior written notice. If a shareholder increases the balance up to the threshold noted above, shares in the shareholder’s account will not be redeemed.

The shares of the Acquired Fund and Acquiring Fund are available at NAV without a front-end sales charge or a contingent deferred sales charge. The Acquiring Fund’s shares are subject to a redemption fee of 2.00% that is applicable to all redemptions made within ninety (90) days of the initial purchase of shares, subject to certain exceptions.

The Acquiring Fund has agreed to waive the investment minimum and redemption fee in connection with the Acquiring Fund shares received by shareholders of the Acquired Fund in the Reorganization. Subsequent investments in the Acquiring Fund by Acquired Fund shareholders after the Reorganization will be subject to any minimum investment amount limitations, sales charges, exchange fees and redemption fees imposed by the Acquiring Fund. As discussed above, the Acquiring Fund currently has an initial investment minimum of $10,000, and a $5,000 minimum for subsequent investments. The Acquiring Fund also currently imposes a 2.00% redemption fee which is charged upon any redemption of shares within 90 days of the issuance of such shares (subject to certain exceptions).

The Acquiring Fund shares will be subject to a distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares. The Acquired Fund is not subject to such a fee. The distribution/service (Rule 12b-1) fee imposed by the Acquiring Fund is subject to the Two Year Net Expense Limit described above in the section of the Proxy Statement/Prospectus entitled “Comparison of Annual Operating Expenses” under “Summary.”

Shares of the Acquiring Fund may be exchanged for certain classes of shares of other Drexel Hamilton mutual funds (currently two other mutual funds), on the basis of their respective NAVs at the time of the exchange. Shareholders must meet the investment requirements of the fund into which the shareholder is exchanging (e.g., investment minimums). The two other existing Drexel Hamilton mutual funds currently have initial investment minimums of $1 million and subsequent investment minimums of $10,000. An exchange is treated as a redemption of shares from one fund followed by a purchase of shares into another fund, and any gain or loss released on an exchange is recognizable for federal income tax purposes (unless a shareholder’s account is tax deferred). The Acquired Fund does not offer exchange privileges.

In the future, the Acquiring Fund may establish one or more additional classes of shares, such as an institutional share class, and convert eligible shareholders to such applicable class, as permitted under Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). Each class would represent interests in the same underlying portfolio of securities, but, due to differences in fees and expenses, could have different performance. If the Acquiring Fund were to establish an institutional class of shares, for example, and convert eligible shareholders to such applicable class, it is likely that not all shareholders of the Acquired Fund as shareholders of the Acquiring Fund would be eligible to convert to such other class. The other class may not have a distribution/service (Rule 12b-1) fee and may have a lower gross and/or net expense ratio. Finally, depending upon the Acquiring Fund’s arrangements with its service providers, if assets move into a new class of shares of the Acquiring Fund, the operating expenses of the existing class of shares may increase (subject to the Two Year Net Expense Limit described above while it remains in effect) due to dis-economies of scale since class-level expenses would be spread across a smaller asset base.

Shareholders may invest directly in either the Acquired Fund or the Acquiring Fund by mail or wire. Shareholders may redeem shares from the Acquired Fund or the Acquiring Fund by mail or by telephone (subject to certain limitations). Shareholders may also invest in (or redeem from) the Acquired Fund and the Acquiring Fund through financial intermediaries and brokers that have arrangements with the Acquired Fund and Acquiring Fund, respectively. These financial intermediaries may charge additional fees for their services.

Please refer to Appendix E to the Proxy Statement/Prospectus for more information on the distribution and purchase procedures, and exchange privileges, of the Acquired Fund and Acquiring Fund, including frequent trading policies.

Comparison of Service Providers

The Funds have the same distributor, ALPS Distributor, Inc. (the “Distributor”), and the same transfer agent, administrator, and bookkeeping/accounting and pricing agent, ALPS Fund Services, Inc. (the “Transfer Agent”) Rothstein Kass serves as the independent registered accounting firm for Acquiring Fund. In addition,

ALPS provides compliance (e.g., chief compliance officer) and legal services to the Acquiring Fund that it does not provide to the Acquired Fund. Cohen Fund Audit Services, Ltd. serves as the independent registered accounting firm for Acquired Fund. Union Bank, N.A. serves as custodian for Acquiring Fund and Brown Brothers Harriman & Co. serves as custodian for Acquired Fund. While the negotiated fees payable by the Acquired Fund and Acquiring Fund may differ in certain circumstances, the Acquired Fund Adviser and Acquiring Fund Adviser believe that the Acquired Fund and Acquiring Fund generally receive services from their common service providers that are similar, particularly given that such services are structured and monitored to be provided consistent with applicable legal requirements, including the 1940 Act.

Comparison of Forms of Organization and Shareholder Rights

The organizational structures of the Funds differ. The Acquired Fund is organized as a Maryland corporation and is governed by its Articles of Incorporation, Bylaws and Maryland law. The Acquiring Fund is a series of the Trust, which is a Delaware business trust. The Trust is governed by its Declaration of Trust, Bylaws and Delaware law. One difference, for example, is that under Maryland law, a Maryland corporation generally cannot be liquidated without shareholder approval while shares of the corporation are outstanding. Under Delaware law, the trust instrument for a Delaware statutory trust may permit a Delaware statutory trust to be (and the Acquiring Fund’s governing documents do permit the Acquiring Fund to be) liquidated with only notice to (but without approval of) shareholders.

The Board of Directors of the Acquired Fund has five directors with experience in the financial industry, three of which (Mr. Alev Efendioglu, PhD., Mr. Stephen J. Marsh, and Mr. Steven A. Wood) are independent directors. The interested directors of the Acquired Fund are Mr. Nicholas D. Gerber and Mr. Andrew Ngim. The Board of Trustees of the Acquiring Fund Trust has four trustees with experience in the financial industry, three of which (Dr. James L. Grant (Chairman); Dr. Aloke Ghosh; and Joseph M. Marinaro) are independent trustees. The fourth trustee (and third independent trustee), Mr. Marinaro, was recently appointed, and the Acquiring Fund Adviser obtained Acquiring Fund shareholder approval of the appointment. The one interested trustee is James A. Abate, the portfolio manager at the Acquiring Fund Sub-Adviser for the Acquiring Fund. There currently are no plans for any further additions to the Acquiring Fund Board as a result of, or in connection with, the proposed Reorganization. No member of the Acquired Fund Board will be asked to join, or otherwise be appointed, to the Acquiring Fund Board in connection with the proposed Reorganization. Although not required, there is no independent counsel for the independent trustees for the Acquiring Fund Trust.

Mr. Howard Mah serves as secretary and chief compliance officer of the Acquired Fund. Mr. Mah also is a director, and the chief compliance officer, of the Acquired Fund Adviser. Mr. Theodore J. Uhl is the chief compliance officer of the Acquiring Fund Mr. Uhl is a deputy compliance officer at ALPS Fund Services, and serves as the chief compliance officer of the Acquiring Fund pursuant to a contractual arrangement between ALPS and the Acquiring Fund. Mr. Uhl is an experienced chief compliance officer who is familiar with the operations and compliance policies of the Acquiring Fund as well as certain other mutual funds in the industry.

If Acquired Fund shareholders approve the Reorganization and it is consummated without significant redemptions from the Acquired Fund, it is expected that Acquired Fund shareholders will hold in excess of the majority of outstanding shares of the Acquiring Fund immediately after the Reorganization.

Please refer to Appendix F to the Proxy Statement/Prospectus for more information on the distribution and purchase procedures, and exchange privileges, of the Acquired Fund and Acquiring Fund, including frequent trading policies.

INFORMATION ABOUT THE REORGANIZATION

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears elsewhere in the Proxy Statement/Prospectus.

Description of the Plan

At the Special Meeting, shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund, including the dissolution and termination of the Acquired Fund. If the Plan is approved by the shareholders of the Acquired Fund, the Reorganization will involve: (1) the Acquired Fund transferring all of its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund assuming all of the Acquired Fund’s liabilities; (2) the Acquired Fund distributing pro rata to the Acquired Fund’s shareholders shares of the Acquiring Fund in exchange for such shareholders’ Acquired Fund shares and in connection with the complete liquidation of the Acquired Fund; and (3) the dissolution and termination of the Acquired Fund.

Pursuant to the Plan, each Acquired Fund shareholder will be credited with the number of full and fractional Acquiring Fund shares with an aggregate value equal to the value of the shareholder’s pro rata interest in the assets that the Acquired Fund transfers to the Acquiring Fund, less the Acquired Fund’s liabilities that the Acquiring Fund assumes. The value of the assets transferred to, and liabilities assumed by, the Acquiring Fund shall be the value of such assets, and amount of such liabilities, on the date of the Closing, determined using the valuation policies and procedures, described in the Acquired Fund’s registration statement and that comply with the requirements of the 1940 Act. The aggregate value of Acquiring Fund shares received by an Acquired Fund shareholder and held by the Acquired Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the Acquired Fund held immediately prior to the Reorganization. Ownership of the Acquiring Fund shares will be shown on the books and records of the Trust’s Transfer Agent. All issued and outstanding Acquired Fund shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s shareholder records. After the liquidating distribution of Acquiring Fund shares is made by the Acquired Fund, the Acquired Fund will have no shares outstanding. All of the authorized shares of the Acquired Fund will be canceled on the books of the Acquired Fund, and the share transfer books of the Acquired Fund will be permanently closed.

The Trust shall not issue certificates representing the Acquiring Fund shares issued in connection with the Reorganization.

The Acquired Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date in order to facilitate the transfer of its assets to the Acquiring Fund.

By approving the Plan, shareholders of the Acquired Fund also will be approving the liquidation, dissolution and termination of the Acquired Fund. As soon as practicable after the distribution and liquidation of the Acquired Fund as described above, the Acquired Fund will take steps to wind-down its affairs and to have its existence dissolved and terminated in accordance with Maryland law and other applicable requirements and its registration as an investment company terminated. The Acquired Fund will make any filings with the State of Maryland or the SEC as may be required in connection with its liquidation, dissolution and termination.

Until the Closing, shareholders of the Acquired Fund may redeem their shares at the NAV per share next determined after receipt by Acquired Fund’s Transfer Agent or authorized financial intermediary of a redemption request in proper form in accordance with the redemption procedures set forth in the Acquired Fund’s prospectus. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the Acquiring Fund received by the Acquired Fund shareholder in connection with the Reorganization or purchase of the Acquiring Fund shares.

The Plan contains representations, warranties, covenants and conditions mutually agreed upon by the parties to the Plan. The Reorganization is subject to a number of conditions, including (among others) approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to Acquiring Fund with respect to certain tax matters. (Please refer to the sections in the Proxy Statement/Prospectus entitled “Federal Income Tax Consequences” under “Summary” above, and “Federal Tax Consequences” under “Information About the Reorganization” below, for further information on the opinion of counsel.) The Reorganization also is subject to the satisfaction of all conditions to the closing of the transaction contemplated under the Transaction Agreement between the Acquired Fund Adviser and the Acquiring Fund Adviser. Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be as of the close of business on or about December 28, 2012, or another date agreed to by Acquiring Fund and Acquired Fund.

The Acquiring Fund and Acquired Fund will not be responsible for any direct costs associated with the proposed Reorganization, except that (i) each Fund may be responsible for any costs or expenses incurred in connection with the disposition of any portfolio securities that is undertaken to rationalize (or better align) the portfolios of the Funds prior to or after the Closing and the costs or expenses incurred in acquiring replacement securities, (ii) the Acquiring Fund will be responsible for the costs of qualifying the Acquiring Fund’s shares for issuance in connection with (and in advance of) the Reorganization on an as incurred basis, and (iii) expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), or would prevent the Reorganization from qualifying as a tax-free reorganization under the Code. Based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date and that, over time after the Reorganization, the Acquiring Fund Adviser would dispose of certain portfolio securities acquired from the Acquired Fund based on the Acquiring Fund Adviser’s security selection criteria and methodology. Given this analysis, the Acquired Fund Adviser does not expect that expenses relating to the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios, if any, incurred by the Acquired Fund prior to the Reorganization will be significant. The Acquiring Fund Adviser expects that expenses incurred by the Acquiring Fund post-Reorganization as a result of the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios will be reasonable since it is expected that such rationalization will be undertaken in the ordinary course (for example, securities will be liquidated to meet redemption and other cash needs of the Acquiring Fund) and spread over time.

The Acquiring Fund Adviser and Acquired Fund Adviser will each pay for certain costs and expenses related to the Reorganization. The Acquiring Fund Adviser will pay for the following costs relating to the Reorganization: (A) the Acquiring Fund’s legal and accounting fees (including fees of counsel to the Acquiring Fund), in connection with the Reorganization; (B) the legal expenses of Acquiring Fund associated with preparing and filing the Proxy Statement/Prospectus; and (C) reasonable expenses relating to the proxy solicitation of the Acquired Fund (other than those fees and expenses related to printing and mailing the Proxy Statement/Prospectus and any proxy materials to Acquired Fund shareholders). The Acquired Fund Adviser will pay for the following costs relating to the Reorganization: (1) the Acquired Fund’s legal and accounting fees (including reasonable fees of the counsels to the Acquired Fund and its independent directors) in connection with the Reorganization (including the Proxy Statement/Prospectus and proxy materials); (2) fees and expenses related to printing and mailing to Acquired Fund shareholders the Proxy Statement/Prospectus, any supplement to the Acquired Fund’s prospectus and statement of additional information (“SAI”), and any proxy materials related to the solicitation of the Acquired Fund shareholders in connection with the Reorganization; and (3) expenses of holding the Special Meeting (including any adjournments or postponements thereof). The Acquiring Fund Adviser and Acquired Fund Adviser will be liable for the expenses set forth above regardless of whether the Reorganization occurs.

The Plan may be amended by the mutual agreement of the Acquired Fund and Acquiring Fund, notwithstanding approval thereof by the Acquired Fund’s shareholders, provided that, following shareholder approval, no such amendment, modification, or supplement shall have an adverse effect on the Acquired Fund shareholders’ interest. In addition, the Plan may be terminated at or before the Closing by the mutual agreement of the Acquired Fund and Acquiring Fund or by either of them (1) in the event of the other’s material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing and such breach is not cured within 30 days of written notice of the breach from the other party, (2) if a condition to a party’s obligations has not been met and it reasonably appears that that condition will not or cannot be met, (3) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization, (4) in the event that either the Board of Trustees of the Acquiring Fund or Board of Directors of the Acquired Fund determines in good faith that the consummation of the Reorganization is not in the best interest of the Acquiring Fund or Acquired Fund (as applicable) and notice is given to the other parties to the Plan, or (5) if the Closing has not occurred by February 28, 2013, or another date as to which both parties agree.

The foregoing is a brief summary of the Plan and it is qualified in its entirety by the terms and provisions of the Plan, the form of which is attached to the Proxy Statement/Prospectus as Appendix G.

Transaction Agreement between Acquiring Fund Adviser and Acquired Fund Adviser

In connection with the Reorganization, the Acquiring Fund Adviser has agreed, pursuant to the terms of a Transaction Agreement, dated as of the date of the Plan, between the Acquiring Fund Adviser and the Acquired Fund Adviser (the “Transaction Agreement”), to acquire certain assets of the Acquired Fund Adviser used in, and the Acquired Fund Adviser’s business of, providing investment advisory services to the Acquired Fund. Among the assets that the parties are seeking to transfer from the Acquired Fund Adviser to the Acquiring Fund Adviser under the Transaction Agreement are certain agreements with third-party intermediaries for the distribution and/or servicing of fund shares on the fund platforms of such third-party intermediaries. These third-party intermediaries may or may not consent to an assignment of these agreements or enter into new agreements with the Acquiring Fund Adviser or Acquiring Fund; accordingly, shareholders of the Acquiring Fund (including, if the proposed Reorganization is approved and consummated, the Acquired Fund’s shareholders) bear the risk that the Acquiring Fund may not be able to be serviced through these third-party intermediaries after the Closing Date. Such shareholders may elect to become direct shareholders of the Acquiring Fund or transfer their shares to an intermediary that has entered into an agreement with the Acquiring Fund or the Acquiring Fund Adviser for the benefit of the Acquiring Fund.

As consideration for such assets and business, the Acquiring Fund Adviser has agreed to pay the Acquired Fund Adviser (out of the Acquiring Fund Adviser’s own resources) a total of 1.3% multiplied by the Acquired Fund’s aggregate assets under management as of the Closing Date (the “Total Payment Amount”), payable in the following manner: (i) $250,000 on the Closing Date; (ii) twenty-four (24) additional payments, payable within 45 days of the last day of each successive one-month period following the Closing, with each payment equal to $66,667 (or $200,000 per calendar quarter paid on a monthly basis); and (iii) an amount equal to the Total Payment Amount minus the payments described in (i) and (ii) above on a date that is no more than 60 days after the second anniversary of the Closing Date. The Acquiring Fund Adviser has agreed to grant the Acquired Fund Adviser a first lien security interest in its gross receivable under its investment advisory agreement for the Acquiring Fund as collateral to secure its purchase price payment obligations under the Transaction Agreement.

Given anticipated changes in federal tax laws in 2013, the Acquired Fund Adviser believes that it may benefit from tax savings if the transactions contemplated under the Transaction Agreement are consummated, and the Acquired Fund Adviser receives the upfront Closing payment from the Acquiring Fund Adviser, in 2012. The Acquired Fund Adviser also anticipates a benefit from no longer being required to subsidize the operations of the Acquired Fund (including the payment of distribution-related fees and expenses) after the Closing Date. Among other potential benefits, it is expected that the Acquiring Fund Adviser (and the Acquiring Fund Sub-Adviser) will benefit from the increase in the net assets of the Acquiring Fund as a result of the Reorganization, which will result in greater advisory fees for the Acquiring Fund Adviser (and the Acquiring

Fund Sub-Adviser), and the Acquiring Fund will benefit from the increase in net assets, resulting economies of scale and reductions in operating expenses, additional distribution opportunities and succession to the capital loss carryforwards of the Acquired Fund.

Section 15(f) of the 1940 Act provides, in substance, that when a sale of a controlling interest in an investment adviser of an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied:

•

Section 15(f) provides that, during the three-year period following consummation of a transaction, at least 75% of the investment company’s (or its successors) board must not be “interested persons,” as defined by the 1940 Act, of the investment adviser or predecessor adviser of the investment company (or its successor); and

•

Section 15(f) provides that an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any “interested person,” as defined by the 1940 Act, of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the investment company or the holders of its securities, other than fees for bona fide investment advisory or other services, or, (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company.

The Acquired Fund Adviser and Acquiring Fund Adviser intend for the transactions to comply with Section 15(f) of the 1940 Act. Accordingly, the Transaction Agreement between the Acquiring Fund Adviser and Acquired Fund Adviser contains certain covenants with respect to compliance with Section 15(f) of the 1940 Act. Under the Transaction Agreement, neither the Acquiring Fund Adviser nor the Acquired Fund Adviser shall take, and each of them shall use reasonable best efforts to cause its Affiliates and the Board of Directors of the Acquired Fund and Board of Trustees of the Trust (as applicable) not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the applicable provisions of Section 15(f) of the 1940 Act not to be met in respect of the transactions contemplated under the Transaction Agreement and the Reorganization. Under the Transaction Agreement, the Acquiring Fund Adviser also has agreed that it shall use reasonable best efforts to provide, or cause its Affiliates, the Acquiring Fund Sub-Adviser and the Board of Trustees of the Trust to use reasonable best efforts to provide, that (i) for a period of three (3) years after the Closing Date, at least seventy five percent (75%) of the trustees of the Trust are not (x) “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser or (y) “interested persons” (as that term is defined in the 1940 Act) of the Acquired Fund Adviser; and (ii) there is not imposed an “unfair burden” (as that term is defined in the 1940 Act) as a result of or in connection with the transactions contemplated under the Transaction Agreement and the Reorganization or any express or implied terms, conditions, or understandings applicable thereto. Without limiting the foregoing, the Acquiring Fund Adviser also has agreed in the Transaction Agreement (1) that it will inform the Board of Trustees of the Trust of the above requirements imposed under the Transaction Agreement and (2) not to make or support any recommendation to the Board of Trustees of the Trust that would be contrary to the above requirements under the Transaction Agreement. The representations and warranties regarding Section 15(f) under the 1940 Act also are included in the Plan, and, thereby, also run to the benefit of the Acquired Fund and Acquiring Fund.

The Transaction Agreement contains other representations, warranties, covenants and conditions mutually agreed upon by the parties to the Transaction Agreement. For example, among other covenants, the Transaction Agreement contains expense covenants which allocate the expenses of the proposed Reorganization, and transactions under the Transaction Agreement, among the Acquired Fund Adviser and Acquiring Fund Adviser; in the case of the Reorganization, the provisions reflect the expense arrangements described under the section entitled “Description of the Plan” under “Information About the Reorganization” above. The Transaction

Agreement contains an exclusivity covenant under which the Acquired Fund Adviser agrees that, until the earlier of the Closing Date or the termination of the Transaction Agreement in accordance with its terms, and subject to the fiduciary duties of the Acquired Fund Adviser and the Board of Directors of the Acquired Fund, the Acquired Fund Adviser and its affiliates, and their respective directors, officers, employees, advisors and other representatives, will not, directly or indirectly, solicit, encourage or enter into any negotiation, discussion or contract with any person or entity other than the Acquired Fund Adviser with respect to the sale or other transfer of any of the Acquired Fund Adviser’s assets and business to the Acquiring Fund Adviser pursuant to the Transaction Agreement. Among other covenants, the Transaction Agreement also contains a restrictive covenant under which the Acquired Fund Adviser agrees, subject to certain conditions, that, for two years after the Closing Date, neither the Acquired Fund Adviser, nor its officers, directors, employees or affiliates, will, directly or indirectly, sponsor, establish, manage, operate, control, market or provide investment advisory services to any registered investment company employing an investment objective or an investment strategy substantially similar to the investment objectives and strategies of the Acquired Fund or the Acquiring Fund as of the Closing Date.

The transactions under the Transaction Agreement are subject to a number of conditions, including (among others) satisfaction of all conditions to the Closing of the Reorganization under the Plan. Assuming satisfaction of the conditions in the Transaction Agreement, the transactions under the Transaction Agreement are expected to be consummated on the same day as the Closing Date for the Reorganization, i.e., the close of business on or about December 28, 2012, or another mutually agreed upon date.

Agreement with Acquired Fund Independent Directors

The Acquired Fund Adviser has entered into an agreement with the independent Directors of the Acquired Fund to cover certain insurance, indemnification and expense matters. Under this agreement, the Acquired Fund Adviser has agreed (at its expense) to obtain a continuation of existing insurance coverage for each Director of the Acquired Fund for a tail period of three years after the Closing Date, and to indemnify each independent Director after the Closing Date to the same extent as each independent director was indemnified by the Acquired Fund, subject to certain limitations on the time during which such indemnification will be available and on the aggregate amount of such indemnification. The Acquired Fund Adviser has agreed that it will be responsible for the expenses of the Acquiring Fund after the Closing Date, including independent Director fees and reasonable legal expenses incurred by the independent Directors. Under this agreement, the Acquired Fund Adviser also has agreed that, to the extent that the Acquired Fund, or its Directors or officers, suffer a loss that is covered by the indemnification provisions in the Transaction Agreement, the Acquired Fund Adviser would diligently pursue an indemnification claim under the Transaction Agreement on behalf of the Acquired Fund, its Directors or its officers (as applicable).

Reasons for the Reorganization

As discussed in more detail under the section entitled “Board Considerations in Approving the Reorganization” below, the Acquired Fund Adviser and the Acquiring Fund Adviser believe that the Reorganization will be in the best interests of each Fund and its shareholders for the following reasons.

(1)	The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes;

(2)	The Funds have similar investment objectives, strategies, policies, limitations and risks;

(3)	The Acquiring Fund has competitive short-term performance relative to the Acquired Fund and the S&P 500 Index, the Acquiring Fund’s broad-based securities market index or benchmark;

(4)	While the Acquiring Fund has, and will have, a higher net expense ratio in relation to the Acquired Fund, the Acquired Fund Adviser is no longer willing to subsidize the operating expenses of the Acquired Fund (including the payment of distribution-related fees and expenses) and the Acquiring Fund’s net expense ratio will be competitive in relation to other similar mutual funds;

(5)	The Acquiring Fund is expected to provide comparable shareholder services and receive services from the same distributor, and same transfer agent, administrator, and bookkeeping and pricing agent, as the Acquired Fund;

(6)	Although the Acquiring Fund Adviser and Acquiring Fund were formed in late 2010 and 2011, respectively, the Acquiring Fund has an established sub-adviser, the Acquiring Fund Sub-Adviser, and an experienced portfolio manager;

(7)	The Acquiring Fund has an investment adviser, the Acquiring Fund Adviser, and a sub-adviser, the Acquiring Fund Sub-Adviser, that are committed to the future growth of the Acquiring Fund and the other Drexel Hamilton mutual funds;

(8)	The aggregate value of Acquiring Fund shares received by an Acquired Fund shareholder and held by the Acquired Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the Acquired Fund held immediately prior to the Reorganization.

Board Considerations in Approving the Reorganization

Acquired Fund Board of Directors

The Acquired Fund Adviser began having individual, preliminary conversations with members of the Board of Directors of the Acquired Fund, and independent counsel to the independent Directors, concerning the proposed Reorganization in mid-June, 2012. Access to due diligence information regarding the Trust, the Acquiring Fund, the Acquiring Fund Adviser and the Acquiring Fund Sub-Adviser was made available to members of the Board of Directors, and independent counsel to the independent Directors, beginning in late June, 2012. Preliminary discussions regarding the proposed Reorganization were conducted with the Acquired Fund’s Board of Directors at its regularly scheduled, in-person August 24, 2012 meeting. At a special, in-person meeting of the Acquired Fund’s Board of Directors on September 19, 2012, the Board of Directors of the Acquired Fund, including the independent Directors, met to consider the proposed Reorganization. In preparation for that meeting, the Acquired Fund Adviser and the Acquiring Fund Adviser provided the Acquired Fund’s Board of Directors with substantial written information relating to the Trust, the Acquiring Fund, the Acquiring Fund Adviser, the Acquiring Fund Sub-Adviser and other matters relevant to the Acquired Fund’s Board of Directors’ consideration of the proposed Reorganization. The independent Directors also met separately with their independent counsel to discuss the proposed Reorganization on June 27 and September 17, 2012.

Representatives of the Acquiring Fund, the Acquiring Fund Adviser, the Acquiring Fund Sub-Adviser, the Acquired Fund, the Acquired Fund Adviser, and the distributor, transfer agent, bookkeeping/accounting agent and pricing agent (i.e., ALPS), as well as independent counsel to the independent Directors of the Acquired Fund, counsel to the Acquiring Fund and Acquiring Fund Adviser, and counsel to the Acquired Fund and Acquired Fund Adviser, were present in person at the September 19, 2012 meeting of the Acquired Fund’s Board of Directors. The chief compliance officer of the Acquiring Fund also participated in the meeting via telephone. These representatives presented to, and answered questions from, the Directors, including the independent Directors, of the Acquired Fund, and independent counsel to the independent Directors.

The Acquired Fund Adviser informed the Acquired Fund’s Board of Directors that there continued to be net redemptions from the Acquired Fund. The Acquired Fund Adviser founded the Acquired Fund in 1995 and has managed the Acquired Fund for approximately 17 years. At its peak in 2004, the Acquired Fund had approximately $2 billion in net assets. By August, 2012, the net assets of the Acquired Fund had declined to approximately $200 million, and, due in part to the appreciation in the value of the Acquired Fund’s assets, the net assets have remained at approximately that level for the past four years. The Acquired Fund Adviser receives a percentage fee for its services to the Acquired Fund and pays substantially all of the operating expenses of the Acquired Fund. At the current level of Acquired Fund assets, the Acquired Fund Adviser has been subsidizing the operations of the Acquired Fund (including the payment of distribution-related fees and expenses) for approximately four years. The Acquired Fund Adviser had been willing to provide this subsidy for a period of time in the expectation that the assets of the Acquired Fund would again increase and that the business of the Acquired Fund would again become profitable. However, notwithstanding a generally rising market, the Acquired Fund has continued to experience net redemptions, and the Acquired Fund Adviser believes that the Acquired Fund has limited growth prospects. In addition, in the current economic and regulatory environment, it has become increasingly costly for the Acquired Fund Adviser to operate the Acquired Fund. As a result, the Acquired Fund Adviser is not willing to subsidize the operations of the Acquired Fund (including the payment of distribution-related fees and expenses) any longer.

From time to time, the Acquired Fund Adviser has received inquiries about the potential purchase of its business relating to the Acquired Fund. The Acquired Fund Adviser did not pursue these inquiries for various reasons, including fit with the Acquired Fund, capabilities of the buyer, price, and ongoing commitments. Recently, the Acquired Fund Adviser received a proposal for the Reorganization from the Acquiring Fund Adviser that the Acquired Fund Adviser believes is in the best interest of the Acquired Fund and its shareholders and that is on terms acceptable to the Acquired Fund Adviser. As a result, the Acquired Fund Adviser determined to recommend the proposed Reorganization to the Board of the Acquired Fund. The Acquired Fund Adviser has not actively sought other offers. The Transaction Agreement contains an exclusivity clause that (subject to certain exceptions) restricts the Acquired Fund Adviser from seeking such offers after its execution. The Acquired Fund Adviser advised that it believes the Acquiring Fund Adviser is committed to the mutual fund business and has a mutual fund (i.e., the Acquiring Fund) that is similar to the Acquired Fund. The Acquired Fund Adviser advised that it believes the Acquiring Fund provides shareholders of the Acquired Fund an opportunity to: (1) continue to pursue a similar investment objective through a tax-free combination (i.e., the Reorganization) of the Acquired Fund into the comparable portfolio of the Acquiring Fund, another large cap U.S. equity fund with similar investment strategies, policies, limitations and risks and with competitive short-term performance relative to the Acquired Fund and the S&P 500 Index; (2) invest in a somewhat larger, combined fund, which would allow for the opportunity for increased growth prospects and asset size to achieve greater portfolio diversification and economies of scale and spread fixed costs over a larger asset base; (3) become part of a family of mutual funds (i.e., the Drexel Hamilton mutual funds) that offers comparable services; and (4) invest in another mutual fund (i.e., the Acquiring Fund), which is managed by an experienced portfolio manager.

The Acquired Fund Adviser noted to the Acquired Fund’s Board of Directors that the Acquiring Fund Adviser has contractually agreed, subject to Acquired Fund shareholder approval of the Plan and to consummation of the Reorganization, to the Two Year Net Expense Limit (which is described in the section of the Proxy Statement/Prospectus entitled, “Comparison of Investment Advisory Fees and Annual Fund Operating Expenses” under “Summary” above). During the September 19, 2012 meeting with the Directors of the Acquired Fund, the Acquiring Fund Adviser also informed the Board of Directors that the Acquiring Fund Adviser would agree, subject to required approvals, to reduce its management fee from an annual rate of 0.75% of the Acquiring Fund’s average daily net assets to an annual rate of 0.75% of the Acquiring Fund’s average daily net assets for the first $1 billion and 0.70% of the Acquiring Fund’s average daily net assets thereafter. The Acquired Fund Adviser also advised the Acquired Fund’s Board of Directors that the proposed Reorganization was structured in such a manner so that the aggregate value of Acquiring Fund shares received by an Acquired Fund shareholder and held by the Acquired Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the Acquired Fund held immediately prior to the Reorganization.

In connection with the Acquired Fund’s Board of Directors’ review and consideration of the proposed Reorganization at the September 19, 2012 meeting, the Acquired Fund’s Directors took note of their obligations as Directors of the Acquired Fund under Maryland law and the 1940 Act. The Directors requested and evaluated such information as the Directors believed was reasonably necessary to their determinations and approvals, and the Directors gave weight to the factors the Directors believed pertinent to their determinations and approvals. The independent Directors of the Acquired Fund also met separately with their independent counsel to review the proposed Reorganization.

Among other matters, the Acquired Fund’s Board of Directors considered: (a) the investment objectives, strategies, policies, limitations and risks of the Funds; (b) the performance of the Funds; (c) the fees and expenses of the Funds; (d) distribution and other Fund services; (e) any repositioning of Fund securities; (f) the costs of the proposed Reorganization and who would bear such costs; (g) the tax consequences of the proposed Reorganization, (h) the composition of the Board of Trustees and officers of the Acquiring Fund; (i) the experience of the Acquiring Fund Adviser and the Acquiring Fund Sub-Adviser and their personnel; (j) insurance and indemnification available to the Directors in connection with proposed Reorganization; (k) alternatives to the proposed Reorganization; and (l) the benefits to be derived by the Acquired Fund and its shareholders, the Acquired Fund Adviser, the Acquiring Fund, and the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser in connection with the proposed Reorganization.

In connection with the Acquired Fund’s Board of Directors’ review of the proposed Reorganization, the Acquired Fund’s Board of Directors focused on a variety of factors, including, but not limited to:

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The Acquired Fund Adviser is no longer willing to subsidize the operations of the Acquired Fund (including the payment of distribution-related fees and expenses). The Acquired Fund Adviser advised that it would not be practical to seek to increase the fees of the Acquired Fund Adviser to a level that would make the business of the Acquired Fund profitable to the Acquired Fund Adviser. It might be difficult to obtain shareholder approval of such an increase, and such an increase would likely cause further redemptions from the Acquired Fund. Please refer to the question “What will happen if the Plan is not approved by shareholders of the Acquired Fund” in the section of the Proxy Statement/Prospectus entitled “Questions and Answers” for a further discussion of alternatives;

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The Acquired Fund Adviser also advised that, if the proposed Reorganization were not approved, the Acquired Fund Adviser would recommend the liquidation of the Acquired Fund or resign as Acquired Fund Adviser. Liquidation of the Acquired Fund could be a taxable event for shareholders. Liquidation also would require another shareholder vote (with a two-thirds of outstanding shares approval requirement). The Acquired Fund Adviser also advised that it believes that shareholders of the Acquired Fund would incur the transaction costs associated with liquidating the Acquired Fund’s portfolio, as well as certain other costs related to a liquidation of the Acquired Fund. If the Acquired Fund Adviser resigned, the Acquired Fund would have difficulty finding a replacement adviser at the current fee level, and the Acquired Fund would likely be liquidated with similar consequences. Please refer to the question “What will happen if the Plan is not approved by shareholders of the Acquired Fund” in the section of the Proxy Statement/Prospectus entitled “Questions and Answers” for a further discussion of alternatives;

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The Transaction Agreement contains an exclusivity covenant that, subject to certain exceptions, would generally restrict the Acquired Fund Adviser from seeking other counterparties for a different reorganization with the Acquired Fund. It would be impractical for the Acquired Fund to seek other buyers without the assistance of the Acquired Fund Adviser. Please refer to the section of the Proxy Statement/Prospectus entitled “Transaction Agreement between Acquiring Fund Adviser and Acquired Fund Adviser” for additional information regarding the exclusivity covenant in the Transaction Agreement. Please also refer to the question “What will happen if the Plan is not approved by shareholders of the Acquired Fund” in the section of the Proxy Statement/Prospectus entitled “Questions and Answers” for a further discussion of alternatives;

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The investment objectives, policies, strategies, limitations and risks of the Acquired Fund are generally similar to those of the Acquiring Fund. Please refer to the section of the Proxy Statement/Prospectus entitled “Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks” under “Summary” for further information about the investment objectives, strategies, policies, limitations and risks of the Acquired Fund and Acquiring Fund;

•	The short-term performance of the Acquiring Fund since its inception in December, 2011, has generally been competitive with the performance of the Acquired Fund and the S&P 500 Index, the

Acquiring Fund’s broad-based securities market index. Past performance is not a guarantee of future results, and performance information over a six-month period may not be meaningful. Please refer to the section of this Proxy Statement/Prospectus entitled “Comparison of Performance” under “Summary” for additional information regarding the performance of the Acquiring Fund;

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While the Reorganization will result in an increase in the total net expenses paid by shareholders of the Acquired Fund, it was represented to the Acquired Fund’s Board of Directors that the Acquiring Fund’s Board of Trustees has approved the Acquiring Fund’s fees and expenses. The Acquiring Fund Adviser also advised the Board of Directors that, after the Reorganization, the Acquiring Fund’s fees will be competitive with the net expense ratios of similar funds. The pro forma gross expense ratio of the Acquiring Fund is expected to drop to approximately 1.15% as a result of the Reorganization, and the Acquiring Fund Adviser has agreed to the Two Year Net Expense Limit described above. The Acquired Fund Adviser estimated that, without the Acquired Fund Adviser’s subsidy of the Acquired Fund (including the payment of distribution-related fees and expenses), the costs of operating the Acquired Fund would have been approximately 1.17%. The Acquiring Fund also has agreed that any sales charge, exchange fee or redemption fee that is or may become applicable to the shares of the Acquiring Fund also will be waived with respect to the Acquiring Fund’s shares received by the Acquired Fund’s shareholders as part of the Reorganization (although not with respect to additional investments by the Acquired Fund shareholders). Please refer to the sections in the Proxy Statement/Prospectus entitled “Comparison of Annual Operating Expenses” and “Comparison of Distribution and Purchase Procedures and Exchange Privileges” under “Summary” for additional information on the fees and expenses of the Acquired Fund and Acquiring Fund and the above-referenced agreements relating thereto;

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The Board of Trustees of the Acquiring Fund has four trustees with experience in the financial industry, three of whom are independent trustees, and the Acquiring Fund has engaged an experienced chief compliance officer who advised the Board of Directors that he is familiar with the operations and compliance policies of the Acquiring Fund as well as certain other mutual funds in the industry. None of members of the Acquired Fund Board will serve as members of the Acquiring Fund Board. Although not required, there is no independent counsel for the independent members of the Acquiring Fund Board. Please refer to the section of this Proxy Statement/Prospectus entitled “Comparisons of Forms of Organization and Shareholder Rights” under “Summary” above for further information concerning the Boards of the Acquired Fund and the Acquiring Fund;

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The Acquiring Fund is expected to provide comparable services and, while the custodian, auditors and legal counsel for the Acquiring Fund are different than those for the Acquired Fund, the Acquiring Fund receives services from the same distributor, and same transfer agent, administrator, and bookkeeping/accounting and pricing agent, as the Acquired Fund. Please refer to the sections in the Proxy Statement/Prospectus entitled “Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks” and “Service Providers” under “Summary” for additional information;

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The Acquiring Fund Adviser and the Acquiring Fund were formed recently in late 2010 and 2011, respectively. However, the Acquiring Fund has an established sub-adviser, the Acquiring Fund Sub-Adviser, and an experienced portfolio manager. Please refer to the section entitled “Management of the Funds” under “Information About the Funds” for further information on the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser.

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The Acquiring Fund Adviser and Acquiring Fund Sub-Adviser have represented that the Acquiring Fund Adviser and Acquiring Fund Sub-Adviser are committed to the mutual fund management business generally and are committed to the future growth of the Acquiring Fund and the other Drexel Hamilton mutual funds. The shares of the Acquiring Fund will have a distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares. Please refer to the section of the Proxy Statement/Prospectus entitled “Comparison of Annual Fund Operating Expenses” for additional information;

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The Acquired Fund Adviser and Acquiring Fund Adviser have agreed to bear the direct costs associated with the proposed Reorganization, including proxy statement and shareholder solicitation costs and legal costs. The Acquiring Fund and Acquired Fund will not be responsible for any costs associated with the proposed Reorganization, except that (i) each Fund may be responsible for any costs or expenses incurred in connection with the disposition of any portfolio securities that is undertaken to rationalize (or better align) the portfolios of the Funds prior to or after the Closing and the costs or expenses incurred in acquiring replacement securities, (ii) the Acquiring Fund will be responsible for the costs of qualifying the Acquiring Fund’s shares for issuance in connection with (and in advance of) the Reorganization on an as incurred basis, and (iii) expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a “regulated investment company” under the Code, or would prevent the Reorganization from qualifying as a tax-free reorganization under the Code. Please refer to the sections of the Proxy Statement/Prospectus entitled “Investment Objectives and Strategies” under “Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks” under “Summary,” and “Description of the Plan” under “Information About the Reorganization,” above for further information regarding the Acquired Fund Adviser’s and Acquiring Fund Adviser’s agreement to bear the direct costs associated with the proposed Reorganization;

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The Acquired Fund Adviser advised the Board of Directors of the Acquired Fund that it does not expect that expenses relating to the rationalization of the Acquired Fund’s and Acquiring Fund’s portfolios, if any, incurred by the Acquired Fund prior to the Reorganization will be significant. Based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser advised that it believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date and that, over time after the Reorganization, the Acquiring Fund Adviser would dispose of certain portfolio securities acquired from the Acquired Fund in the ordinary course based on the Acquiring Fund Adviser’s security selection criteria and methodology. Please refer to the section of the Proxy Statement/Prospectus entitled “Investment Objectives and Strategies” under “Comparison of Investment Objectives and Strategies, Investment Limitations and Investment and Other Risks” under “Summary” above for further information regarding the rationalization of the Fund’s portfolios;

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The Acquired Fund Adviser and Acquiring Fund Adviser intend for the transactions to comply with Section 15(f) under the 1940 Act, and have agreed to use their reasonable best efforts to provide that (i) for a period of three (3) years after the Closing Date, at least seventy five percent (75%) of the trustees of the Trust are not (x) “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser or (y) “interested persons” (as that term is defined in the 1940 Act) of the Acquired Fund Adviser; and (ii) there is not imposed an “unfair burden” (as that term is defined in the 1940 Act) as a result of or in connection with the transactions contemplated under the Transaction Agreement and the Reorganization or any express or implied terms, conditions, or understandings applicable thereto. The Acquired Fund Adviser and Acquiring Fund Adviser represented to the Board of Directors that the Board of Trustees of the Acquiring Fund currently satisfies the 75% independent trustee requirement and that each believed that no unfair burden will be imposed as a result of the proposed Reorganization as that term is defined under the 1940 Act. Please refer to the section of this Proxy Statement/Prospectus entitled “Transaction Agreement between Acquiring Fund Adviser and Acquired Fund Adviser” for further information;

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The proposed Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a condition to the proposed Reorganization, the Acquired Fund and Acquiring Fund each will receive a legal opinion of counsel to the Acquiring Fund (Seward & Kissel LLP) that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by the Acquiring Fund, the Acquired Fund or the Acquired Fund’s shareholders. Please refer to the sections in the Proxy Statement/Prospectus entitled “Federal Income Tax Consequences” under “Summary,” and “Federated Tax Consequences” under “Information About the Reorganization,” for further information on the tax consequences of the proposed Reorganization and the legal opinion to be received from counsel to the Acquiring Fund;

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Under the Plan, (a) the Acquired Fund is permitted (and intends) to make capital gain (if any) and income distributions to its shareholders prior to the consummation of the proposed Reorganization, (b) shareholders of the Acquired Fund will become shareholders of the Acquired Fund, (c) the assets of the Acquired Fund will be transferred to the Acquiring Fund and any undischarged liabilities of the Acquired Fund will be assumed by the Acquiring Fund, and their value will be determined using the valuation policies and procedures, described in the Acquired Fund’s registration statement and that comply with the requirements of the 1940 Act, and (d) the aggregate value of Acquiring Fund shares received by an Acquired Fund shareholder and held by the Acquired Fund shareholder immediately after the Reorganization will be the same as the aggregate value of such shareholder’s shares of the Acquired Fund held immediately prior to the Reorganization. Please refer to the section in the Proxy Statement/Prospectus entitled “Description of the Plan” under “Information About the Reorganization” for additional information on the Plan;

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The Acquired Fund Adviser has agreed (at its expense) to obtain a continuation of existing insurance coverage for each Director of the Acquired Fund for a tail period of three years after the Closing Date, and to provide certain indemnification after the Closing Date to each independent Director to the same extent as each independent Director was indemnified by the Acquired Fund. The Acquired Fund Adviser also has agreed that it will be responsible for the expenses of the Acquiring Fund after the Closing Date, including independent Director fees and reasonable legal expenses incurred by the independent Directors, and to diligently pursue an indemnifiable claim under the Transaction Agreement on behalf of the Acquired Fund, its Directors or its officers (as applicable). Please refer to the section of the Proxy Statement/Prospectus entitled “Agreement with Acquired Fund Independent Directors” under “Information About the Reorganization” above for further information;

•

While the sole consideration of the Board was the best interests of the shareholders of the Acquired Fund, the Board was also cognizant of the benefits to the Acquired Fund Adviser, Acquiring Fund Adviser, Acquiring Fund Sub-Adviser and the Acquiring Fund arising out of the proposed Reorganization and transactions under the Transaction Agreement, including that (a) given anticipated changes in federal tax laws in 2013, the Acquired Fund Adviser believes that it may benefit from tax savings if the transactions contemplated under the Transaction Agreement are consummated, and the Acquired Fund Adviser receives the upfront Closing payment from the Acquiring Fund Adviser, in 2012; (b) the Acquired Fund Adviser also anticipates a benefit from no longer being required to subsidize the Acquired Fund (including the payment of distribution-related fees and expenses) after the Closing Date; and (c) among other potential benefits, it is expected that the Acquiring Fund Adviser (and the Acquiring Fund Sub-Adviser) will benefit from the increase in the net assets of the Acquiring Fund as a result of the Reorganization, which will result in greater advisory fees for the Acquiring Fund Adviser (and the Acquiring Fund Sub-Adviser), and the Acquiring Fund will benefit from the increase in net assets, resulting economies of scale and reductions in operating expenses, additional distribution opportunities and succession to the capital loss carryforwards of the Acquired Fund. Please refer to the sections of the Proxy Statement/Prospectus entitled “Transaction Agreement between Acquiring Fund Adviser and Acquired Fund Adviser” under “Information About the Reorganization,” and the subsection below entitled “Acquiring Fund Board of Trustees,” for additional information; and

•

As a result of the above considerations, the proposed Reorganization appears to be the most feasible alternative for the Acquired Fund. The proposed Reorganization gives shareholders of the Acquired Fund the option to continue their investments in a similarly managed fund on a tax-free basis. Shareholders who do not choose this option may redeem their shares before the effective date of the Reorganization.

Based on the above factors, as well as the other information made available to the Acquired Fund’s Board of Directors prior to and at the September 19, 2012 meeting, the Acquired Fund Adviser recommended to the Acquired Fund’s Board of Directors that the Board of Directors (a) determine that (i) the proposed Reorganization is advisable and in the best interests of the Acquired Fund; and (b) approve, subject to approval by the Acquired Fund’s shareholders, the proposed Reorganization. After consideration of the above factors, and such other information, as well as the recommendation of the Acquired Fund Adviser, at its meeting on September 19, 2012, the Board of Directors of the Acquired Fund, including the independent Directors, (1) determined that the Reorganization is advisable and in the best interests of the Acquired Fund; (2) approved, subject to approval by the Acquired Fund’s shareholders, the Plan and proposed Reorganization; and (3) directed the submission of the Plan and proposed Reorganization to the shareholders of the Acquired Fund for approval.

The written and oral information presented at the September 19, 2012 meeting was extensive, and the independent Directors of the Acquired Fund had certain questions about the information presented and requested finalized versions of the Plan, Transaction Agreement and this Proxy Statement/Prospectus. Accordingly, the independent Directors conditioned the foregoing approvals on the completion of these items to their reasonable satisfaction, and the reasonable satisfaction of independent counsel to the independent Directors, prior to the public announcement of the proposed Reorganization. This condition was subsequently met.

Acquiring Fund Board of Trustees

The Acquiring Fund Adviser also recommended the proposed Reorganization to the Board of Trustees of the Trust, and, at its meeting on September 17, 2012, the Board of Trustees of the Trust approved the proposed Reorganization as being in the best interests of the Acquiring Fund. After consideration of the Acquiring Fund Adviser’s recommendation, and various other factors, the Board of Trustees concluded that the Acquiring Fund’s participation in the Reorganization would be in the best interests of the Acquiring Fund and its shareholders. In reaching this conclusion, the Board of Trustees considered, among other things, the tax-free nature of the Reorganization to the Acquiring Fund and that: (a) the Acquiring Fund will acquire additional securities consistent with its investment objective, strategies, policies and limitations; (b) the additional securities will create the opportunity for greater diversification with the Acquiring Fund’s portfolio; (c) having additional assets in the portfolio should create a larger, more viable fund with the potential for greater efficiencies and investment opportunities and other long-term benefits; (d) the expense ratio of the Acquiring Fund would not be adversely affected as a result of the Reorganization, and there should be potential for expense reductions from economies of scale; and (e) the Acquiring Fund Adviser and Acquired Fund Adviser will pay all expenses relating to the Reorganization, and neither the Acquiring Fund nor the Acquired Fund will be responsible for any direct costs associated with the Reorganization, except for any costs or expenses incurred in connection with the disposition of portfolio securities and purchase of replacement securities, if any, undertaken to rationalize (or better align) the Acquired Fund’s and Acquiring Fund’s portfolios.

Description of Securities to be Issued

The shares of Acquiring Fund issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV per share next determined after receipt of a purchase or redemption request, as described in Appendix H to the Proxy Statement/Prospectus.

Dividends and Other Distributions

Acquired Fund

The Acquired Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Acquired Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend. In addition, the Acquired Fund pays any capital gains at least annually. A shareholder’s dividends and capital gains distributions will be automatically reinvested in additional shares, unless a shareholder elects cash payments on the Application to Buy Shares of the Acquired Fund. If a shareholder purchases shares just before the Acquired Fund declares a dividend or capital gain distribution, the shareholder will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not the shareholder reinvests the distribution in shares. That distribution likely will be taxable to the shareholder depending on the circumstances. Therefore, a shareholder should consider the tax implications of purchasing shares shortly before the Acquired Fund declares a dividend or capital gain distribution. Shareholders should contact their investment professional or the Acquired Fund for information concerning when dividends and capital gains will be paid.

The Acquired Fund sends an annual statement of each shareholder’s account activity to assist the shareholder in completing the shareholder’s federal, state and local tax returns. Acquired Fund distributions of dividends and capital gains are taxable to shareholders whether paid in cash or reinvested in the Acquired Fund. Acquired Fund distributions of short-term capital gains are taxable to shareholders as ordinary income. Acquired Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a shareholder has owned the shareholder’s shares. Dividends are generally taxable as ordinary income, although dividends that consist of dividends the Acquired Fund has received may be qualified dividend income eligible for taxation to non-corporate shareholders at long-term capital gain rates, provided certain holding period requirements are met.

Acquired Fund distributions may consist of both dividends and capital gains. Redemptions are taxable sales.

Prior to the Closing Date, the Acquired Fund intends to make distributions of any income or net capital gains to Acquired Fund shareholders. The record date for any such pre-Closing Date distributions will be three business days prior to the Closing Date. The ex-date for any such pre-Closing Date distributions will be two business days prior to the Closing Date. The payable date for any such pre-Closing Date distributions will be one business day prior to the Closing Date. The Acquired Fund Board of Directors may adjust these dates prior to the consummation of the Reorganization, and such distributions will not be made if the Reorganization is not approved by shareholders and consummated. Please refer to the section in the Proxy Statement/Prospectus entitled “Federal Tax Consequences” under “Information About the Reorganization” for further information regarding these pre-Closing Date distributions.

Each shareholder should consult the shareholder’s tax adviser regarding the shareholder’s federal, state and local tax liability.

Acquiring Fund

Similarly to the Acquired Fund, the Acquiring Fund typically distributes its net income or capital gains one time during each calendar year, usually in December. For the convenience of shareholders, the Acquiring Fund reinvests all income dividends and capital gains distributions in full and fractional shares of the Acquiring Fund, unless the shareholder has given prior written notice to the Acquiring Fund’s Transfer Agent that the payment should be made in cash. Although the Acquiring Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Acquiring Fund, regardless of whether distributions are paid by the Acquiring Fund in cash or are reinvested in additional Acquiring Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes. In general, a shareholder who sells or redeems shares of the Acquiring Fund will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Acquiring Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax. As with all mutual funds, the Acquiring Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Shareholders should consult with their own tax advisers to ensure distributions and sale of Acquiring Fund shares are treated appropriately on their income tax returns.

Surrender of Acquired Fund Certificates

Share ownership of Acquired Fund shares is represented on the books of the Acquired Fund maintained by the Acquired Fund’s Transfer Agent. For reasons of economy and convenience, the Acquired Fund does not issue certificates for shares purchased. After the liquidating distribution is made by the Acquired Fund as part of the Reorganization, the Acquired Fund will have no shares outstanding. Any certificates previously issued representing shares of the Acquired Fund will be cancelled upon consummation of the Reorganization and should be turned into the Acquired Fund.

The Acquiring Fund does not issue certificates representing Acquiring Fund shares, nor will it do so in connection with the Reorganization. Ownership of the Acquiring Fund shares will be reflected on the books of the Acquiring Fund maintained by the Acquiring Fund’s Transfer Agent.

Federal Tax Consequences

The Acquired Fund Adviser believes the Acquired Fund has been treated as a regulated investment company under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Code since its inception. Accordingly, the Acquired Fund’s Board of Directors believes the Acquired Fund has been, and expects the Acquired Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so). The Acquiring Fund Adviser also believes that the Acquiring Fund has been treated as a regulated investment company under Subchapter M since its inception. The Acquiring Fund Adviser also believes that the Acquiring Fund will continue to be relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so).

Tax Free Reorganization Status

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing, the Trust and the Acquired Fund will receive an opinion of counsel to the Acquiring Fund substantially to the effect that — based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the Trust and the Acquired Fund) being true and complete at the time of the Closing and the Reorganization being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) — the Reorganization will qualify as such a reorganization and that, accordingly, for federal income tax purposes:

(a) The Acquiring Fund’s acquisition of the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, followed by the Acquired Fund’s distribution of the Acquiring Fund shares to the Acquired Fund’s shareholders actually or constructively in exchange for their Acquired Fund shares, will constitute a “reorganization” (as defined in section 368(a) of the Code), and each of the Acquired Fund and Acquiring Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b) Neither the Acquired Fund nor the Acquiring Fund will recognize any gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund’s shareholders in exchange for their Acquired Fund shares;

(c) The Acquiring Fund’s tax basis in each asset of the Acquired Fund will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each asset of the Acquired Fund will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(d) No Acquired Fund shareholder will recognize any gain or loss on the exchange of all the shareholder’s Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization;

(e) An Acquired Fund shareholder’s aggregate tax basis in the Acquiring Fund shares such shareholder receives in the Reorganization will be the same as the aggregate tax basis in the Acquired Fund shareholder’s Acquired Fund shares such shareholder actually or constructively surrenders in exchange for those Acquiring Fund shares, and such shareholder’s holding period for those Acquiring Fund shares will include, in each instance, such shareholder’s holding period for those Acquired Fund shares, provided the shareholder holds them as capital assets at the time the Reorganization is consummated; and

(f) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund (e.g., the capital loss carryovers of the Acquired Fund), if any, described under Section 381 of the Code, but the use by the Acquiring Fund of any such items (e.g., capital loss carryovers) (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under Section 383 of the Code and the Treasury Regulations thereunder.

Notwithstanding the above, the opinion delivered by counsel to the Acquiring Fund may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund or Acquiring Fund, or any Acquired Fund shareholder, with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Shareholders should note that the mark to market accounting method is an elective method that may have been adopted by the Funds or the shareholders of the Funds that is viewed as engaged in the business of trading securities, which requires that the taxpayer making the election report as gains or losses at the end of each year changes in the value of the securities held. If the Reorganization results in a year end for any Fund or the shareholders, the affected taxpayer may be required to report gains and losses notwithstanding the generally tax deferred nature of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of Acquired Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund the shareholder receives in the Reorganization.

Distributions In Connection with Proposed Reorganization

The Plan generally provides that, prior to the consummation of the Reorganization, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which will be designed to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate any fund-level tax. To that end, the Plan specifically provides that, prior to the consummation of the Reorganization, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (i) all the excess of (A) the Acquired Fund’s investment income excludable from gross income under Section 103(a) of the Code over (B) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (iii) all of Acquired Fund’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on June 30, 2012, and for the short taxable year beginning on July 1, 2012 and ending on the Closing Date. Such dividends will be declared and paid as permitted under applicable law, including, without limitation, to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

While the Acquired Fund has capital loss carryforwards, which will be netted against any capital gains, to the extent the Acquired Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to the Reorganization, the Acquired Fund intends to make distributions of the capital gains (as well as any other required distributions, such as income distributions) prior to the Reorganization being consummated. While based on a review of the current portfolio of the Acquired Fund, the Acquiring Fund Adviser believes that the Acquiring Fund can acquire all of the portfolio securities of the Acquired Fund as of the Closing Date, it is possible, due to subsequent acquisitions of portfolio securities, that the Acquired Fund Adviser may dispose of investments from the portfolio of the Acquired Fund that may not be acquired by the Acquiring Fund (whether due to the Acquiring Fund’s prospectus restrictions, investment strategies or policies, or applicable law). If such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Acquired Fund, result in the Acquired Fund having a net capital gain, it is the Acquired Fund’s intention to distribute such net capital gains to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to Acquired Fund shareholders. Shareholders of the Acquired Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Acquired Fund prior to the Closing Date. For example, Acquired Fund shareholders would be responsible for any income distributions made by the Acquired Fund. In addition, because the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Acquiring Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Acquiring Fund, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization.

Please refer to the section in the Proxy Statement/Prospectus entitled “Dividends and Other Distributions” under “Information About the Reorganization” for further information regarding Acquired Fund dividends and other distributions, including the distributions to be made in connection with the proposed Reorganization, and the tax consequences of dividends and other distributions.

Redemptions by Acquired Fund Shareholders Prior to the Reorganization

Any Acquired Fund shareholder who redeems from the Acquired Fund prior to the Reorganization will realize taxable gain or loss equal to the difference between the redemption proceeds received by the shareholder and the shareholder’s tax basis in the shareholder’s Acquired Fund shares. Redemptions by shareholders also may result in other shareholders receiving capital gain distributions or bearing portfolio transaction expenses as a result of portfolio securities being sold by the Acquired Fund to raise cash to satisfy redemption requests. Such shareholders also may receive any income or capital gains distributions to the extent they remain shareholders when such distributions are declared and paid.

Impact of Reorganization on Capital Loss Carryforwards

The following chart sets forth the capital loss carryforwards and gain/loss positions of the Acquired Fund and Acquiring Fund:

	Acquired Fund	Acquiring Fund
Capital Loss Carryforwards[1]	$34,879,027	$0
Year-to Date Realized Gain/(Loss)[2]	$248,833	$454,527
Total Unrealized Gain/(Loss)[3]	11,890,366	1,974,281

[1]	Capital loss carryforward amounts as of the last fiscal year end.
[2]	Year-to date book gain/(loss) amounts are estimated through July 31, 2012.
[3]	Total unrealized book gain/(loss) amounts are as of July 31, 2012. Amounts do not include any gain/(loss) previously realized.

Capital loss carryforwards from taxable years beginning on or prior to December 22, 2010 (“pre-enactment losses”) are subject to expiration as mandated by the Code. Net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) can generally be carried forward indefinitely. However, pre-enactment losses can be used only after post-enactment losses. In addition, the Code may limit the amounts of capital loss carryforwards that can be utilized annually by the Funds involved in the Reorganization. Based on the above information, while any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on July 31, 2012, the Acquired Fund Adviser and the Acquiring Fund Adviser believe the Acquired Fund’s capital loss carryforwards would not be subject to an annual limitation of use.

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences to shareholders as a result of the Reorganization, shareholders also should consult their tax advisors about other tax consequences (e.g., state and local tax consequences, if any) of the Reorganization.

Capitalization Information

Please refer to Appendix I to the Proxy Statement/Prospectus for information on the existing and pro forma capitalization of the Acquired Fund and Acquiring Fund.

INFORMATION ABOUT THE FUNDS

Management of the Funds

Acquired Fund

The business and affairs of the Acquired Fund are managed under the direction of the Board of Directors of the Acquired Fund. The Acquired Fund’s Board of Directors consists of three independent Directors, Alev Efendioglu, PhD., Stephen J. Marsh, and Steven A. Wood, and two interested Directors, Nicholas Gerber and Andrew Ngim.

Nicholas D. Gerber, the President of the Acquired Fund Adviser and lead portfolio manager of the Acquired Fund, has served as portfolio manager since the Acquired Fund’s inception in 1995. Mr. Gerber is President, Chief Executive Officer and a management director of United States Commodity Funds LLC (“U.S. Commodity Funds”), an affiliate of the Acquired Fund Adviser that serves as general partner or sponsor to certain registered commodity pools. Andrew Ngim has been the co-portfolio manager of the Acquired Fund since 2000. Mr. Ngim has been a Managing Director of the Acquired Fund Adviser since 1999, and serves as a management director of U.S. Commodity Funds.

The Statement of Additional Information (or SAI) of the Acquired Fund, which is incorporated by reference herein, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in Acquired Fund.

Acquiring Fund

The Board of Trustees of the Trust oversees the management and operation of the Trust and the Acquiring Fund. The Trust’s Board of Trustees approves all significant agreements between the Trust, on behalf of the Acquiring Fund, and those companies that furnish services to the Acquiring Fund. Likewise, the Trust’s Board of Trustees reviews performance of the Acquiring Fund Adviser, the Acquiring Fund Sub-Adviser and the Acquiring Fund. The Acquiring Fund’s Board of Trustees includes one interested Trustee, James A. Abate, and three independent Trustees, one of which, Dr. Grant, is Chairman of the Board of Trustees. The other independent Trustees are Dr. Aloke Ghosh and Joseph M. Marinaro. Mr. Marinaro was recently appointed to the Board of Trustees, and the Acquiring Fund Adviser obtained Acquiring Fund shareholder approval of the appointment.

The Acquiring Fund’s portfolio is managed on a day-to-day basis by James A. Abate. Prior to founding the Acquiring Fund Sub-Adviser, Centre Asset Management, LLC, Mr. Abate was U.S. Investment Director for GAM. Previously, Mr. Abate served as Managing Director and Portfolio Manager at Credit Suisse Asset Management. Mr. Abate achieved Standard & Poor’s Funds Research AAA rating at GAM and Credit Suisse Asset Management, received numerous “Category King” mutual fund mentions in the Wall Street Journal as well as multi-year “Investment Week” award nominations for the North American funds. Previously, Mr. Abate was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group. Mr. Abate holds a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from St. John’s University and currently is a Visiting Professor in the graduate program at the Zicklin School of Business, Baruch College. Mr. Abate is a former member of the Editorial Advisory Board of The Journal of Portfolio Management and served as a commissioned officer in the U.S. Army.

The Statement of Additional Information (or SAI) of the Acquiring Fund, which is incorporated by reference herein, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in Acquiring Fund.

Investment Advisory Agreement and Fees

Acquired Fund

The Acquired Fund Adviser’s principal office is at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502. The Acquired Fund Adviser is an affiliate through common control of Wainwright Holdings, Inc. (“Wainwright”). Nicholas D. Gerber, President of the Acquired Fund Adviser, and Melinda Gerber are trustees of a trust that owns more than 25% of the outstanding voting shares of the Acquired Fund Adviser and of Wainwright. Wainwright is a holding company that owns United States Commodity Funds LLC, a single member limited liability company formed in the State of Delaware that serves as a commodity pool operator. The Acquired Fund Adviser is an SEC registered investment adviser (this registration does not imply a certain level of skill or training), and, as of August 31, 2012, had approximately $197.6 million in assets under management, all of which is held by the Acquired Fund.

Under the investment management agreement with the Acquired Fund, the Acquired Fund Adviser acts as investment adviser to the Acquired Fund and, subject to the supervision of the Acquired Fund’s Board of Directors, directs the investments of the Acquired Fund in accordance with the Acquired Fund’s investment objective, and investment strategies, policies, and limitations. The Acquired Fund Adviser also provides the Acquired Fund with all necessary office facilities and personnel for servicing the Acquired Fund’s investments, and compensates all officers of the Acquired Fund, all Directors who are “interested persons” of the Acquired Fund or the Acquired Fund Adviser, and all personnel of the Acquired Fund or of the Acquired Fund Adviser performing services relating to research, statistical, and investment activities.

For the services of Acquired Fund Adviser, Acquired Fund pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Acquired Fund’s average net assets for the first $100 million and 0.75% of average net assets thereafter. The Acquired Adviser has agreed to pay all of the operating expenses of the Acquired Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested Director fees. The fee received by the Acquired Fund Adviser from the Acquired Fund for the fiscal year ended June 30, 2012 was 0.88% of average net assets.

The Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2012, which is incorporated by reference herein, contains a discussion regarding the basis for the approval by the Acquired Fund’s Board of Directors of the investment management agreement for the Acquired Fund.

Acquiring Fund

The Acquiring Fund’s investment adviser is Drexel Hamilton Investment Partners, LLC, located at 45 Rockefeller Plaza, Suite 2000, New York, New York 10111. The Acquiring Fund Adviser was formed in late 2010 and is an SEC registered investment adviser (this registration does not imply a certain level of skill or training), and, as of August 31, 2012, had approximately $68 million in assets under management, of which approximately $23 million is held in the Acquiring Fund. The Acquiring Fund Adviser is a Service Disabled Veteran Owned Small Business (SDVOSB). Its SDVOSB status means that institutional investors may benefit from an investment in the Acquiring Fund, and other funds managed by the Acquiring Fund Adviser, as it fulfills certain federal and state mandates imposed by federal legislation and legislation in certain states and municipalities. The Acquiring Fund Adviser provides advisory services to two additional series of the Trust and a private fund. Andrew Bang and the Heroes and Service Finance Trust have a controlling interest in the Acquiring Fund Adviser, as each owns more than 25% of the voting securities of the Acquiring Fund Adviser. Heroes and Service Finance Trust is controlled by its trustee, Jack Jacobs. Andrew Bang serves as Member, Managing Director and Chief Compliance Officer of the Acquiring Fund Adviser and is primarily responsible for its day-to-day management. James A. Abate, D. Wayne Robinson and Jack Jacobs are affiliated persons of Acquiring Fund Adviser, as each owns 5% or more (but less than 25%) of the voting securities of the adviser. The Acquiring Fund Adviser is a separate company from Drexel Hamilton LLC, the broker/dealer, and Drexel Hamilton Financial LLC; the Acquiring Fund Adviser succeeded to the former related adviser business but is a wholly independent company.

Subject to the general oversight of the Acquiring Fund’s Board of Trustees, the Acquiring Fund Adviser is responsible for, among other things, developing a continuing investment program for the Acquiring Fund in accordance with its investment objectives, reviewing the investment strategies and policies of the Acquiring Fund and overseeing the Acquiring Fund Sub-Adviser, Centre Asset Management, LLC, which is located at 48 Wall Street, New York, NY 10005. The Acquiring Fund Adviser also assists the officers of the Trust in conducting the business of the Trust.

As compensation for the investment advisory services provided to the Acquiring Fund, the Acquiring Fund Adviser receives monthly compensation based on the Acquired Fund’s average daily net assets at the annual rate of 0.75% of the Acquiring Fund’s average daily net assets for the first $1 billion and 0.70% of the Acquiring Fund’s average daily net assets thereafter.

The Acquiring Fund is responsible for expenses not otherwise assumed by the Acquiring Fund Adviser, including: audits by independent auditors; transfer agency, custodian, fund accounting, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of Acquiring Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of Acquiring Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees (other than those who are not Independent Trustees); insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by the Acquiring Fund Sub-Adviser to the investment style of the Acquiring Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Acquiring Fund Sub-Adviser; and any extraordinary expenses of a nonrecurring nature. It should be noted that, with respect to the Acquired Fund, the Acquired Fund Adviser is responsible for paying most of these expenses since it has agreed to pay all of the operating expenses of the Acquired Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested Director fees.

Under the Acquiring Fund Adviser’s investment advisory agreement with the Trust, the Acquiring Fund Adviser is not liable to the Acquiring Fund or to any shareholder of the Acquiring Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Acquiring Fund Adviser in the performance of its duties, or losses arising from the Acquiring Fund Adviser’s reckless disregard of its duties and obligations under the investment advisory agreement. Similarly, under the Acquired Fund Adviser’s investment advisory agreement with the Acquired Fund, the Acquired Fund Adviser is not liable for any errors of judgment or mistakes of law or for any loss by the Acquired Fund in connection with matters to which the advisory agreement relates, except for a loss resulting from the willful misconduct, bad faith or gross negligence on the part of the Acquired Fund Adviser in the performance of its obligations and duties under the advisory agreement.

The Acquiring Fund Adviser has delegated its responsibility for the selection and ongoing monitoring of the securities in the Acquiring Fund’s investment portfolio to the Acquiring Fund Sub-Adviser, Centre Asset Management, LLC. The Acquiring Fund Sub-Adviser is an SEC registered investment adviser (this registration does not imply a certain level of skill or training), with approximately $733 million in assets under management as of August 31, 2012. The Acquiring Fund Sub-Adviser provides advisory services to U.S. and foreign investment companies and private funds. James A. Abate (the portfolio manager at the Acquiring Fund Sub-Adviser for the Acquiring Fund) and Sanlam International Investments USA Holdings, Inc. have a controlling interest in the Acquiring Fund Sub-Adviser, as each owns more than 25% of the voting securities of the Acquiring Fund Sub-Adviser. Sanlam International Investments USA Holdings, Inc. is indirectly controlled by Sanlam Limited, a South African insurance company whose shares are publicly traded in South Africa. James Abate serves as Managing Member, Chief Executive Officer and Chief Compliance Officer of the Acquiring Fund Sub-Adviser and is primarily responsible for its day-to-day management. Jing Hua Sun is an affiliated person of Acquiring Fund Sub-Adviser, as he owns more than 5% (but less than 25%) of the voting securities of the Acquiring Fund Sub-Adviser.

Pursuant to the Acquiring Fund Adviser’s delegation to the Acquiring Fund Sub-Adviser, the Acquiring Fund Sub-Adviser has discretion to purchase and sell securities for the Acquiring Fund, subject to the Acquiring Fund investment objectives, strategies, policies, restrictions and, if applicable, more specific strategies provided by the Acquiring Fund Adviser, and continuously reviews, supervises and administers the Acquiring Fund’s investment program. The Acquiring Fund Sub-Adviser receives from the Acquiring Fund Adviser a monthly sub-advisory fee based on the lesser of (i) an annual rate of 0.40% of Acquiring Fund’s average daily net assets and (ii) 8/15ths of the net fee received by the Acquiring Fund Adviser after giving effect to any contractual or voluntary expense cap borne by the Acquiring Fund Adviser.

Under the Sub-Advisory Agreement between the Acquiring Fund Adviser and the Acquiring Fund Sub-Adviser, the Acquiring Fund Sub-Adviser shall not be liable to the Acquiring Fund Adviser or the Acquiring Fund for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the sub-advisory agreement protects, or purports to protect, the Acquiring Fund Sub-Adviser against any liability to the Acquiring Fund Adviser or the Acquiring Fund to which the Acquiring Fund Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Acquiring Fund Sub-Adviser’s duties under the sub-advisory agreement, or by reason of the Acquiring Fund Sub-Adviser’s reckless disregard of its obligations and duties under the sub-advisory agreement.

A discussion regarding the Acquiring Fund’s Board of Trustee’s approval of the investment advisory agreement and sub-investment advisory agreement can be found in the Acquiring Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2012, which is incorporated by reference into this Proxy Statement/Prospectus.

Distributor

The Distributor, ALPS Distributor, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor, or principal underwriter, for the shares of each of the Acquired Fund and Acquiring Fund. In this capacity, the Distributor sells the Funds’ shares on a continuous basis, and although not obliged to sell any particular amount of shares, the Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Subsequent to the Reorganization, and pursuant to a Distribution Agreement with the Trust, the Distributor will continue to act in its capacity as distributor for the Acquiring Fund

Other Service Providers

The Transfer Agent, ALPS Fund Services, Inc., serves as each Fund’s administrator, bookkeeping/accounting agent, pricing agent and transfer agent pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement with each Fund. The Transfer Agent receives a fee from each Fund for these services. In addition, ALPS provides compliance (e.g., chief compliance officer) and legal services to the Acquiring Fund that it does not provide to the Acquired Fund. Rothstein Kass serves as the independent registered accounting firm for Acquiring Fund. Cohen Fund Audit Services, Ltd. serves as the independent registered accounting firm for Acquired Fund. Union Bank, N.A. serves as custodian for Acquiring Fund and Brown Brothers Harriman & Co. serves as custodian for Acquired Fund. Each of these other service providers also receives fees from the applicable Funds for their services. While the negotiated fees payable by the Acquired Fund and Acquiring Fund may differ in certain circumstances, the Acquired Fund Adviser and Acquiring Fund Adviser believe that the Acquired Fund and Acquiring Fund generally receive services from their common service providers that are similar, particularly given that such services are structured and monitored to be provided consistent with applicable legal requirements, including the 1940 Act.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

Proxies are being solicited from the shareholders of the Acquired Fund by the Acquired Fund’s Board of Directors for the Special Meeting to be held at 11:00 a.m. Pacific time (2:00 p.m. Eastern time) on December 12, 2012 at Reed Smith LLP, 101 Second Street, Suite 1800, San Francisco, CA 94105-3659, or at such later time made necessary by adjournment or postponement. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Acquired Fund Board has fixed the close of business on November 7, 2012 as the record date (“Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. Appendix J to the Proxy Statement/Prospectus lists the total number of shares outstanding as of that date entitled to vote at the Special Meeting. It also identifies holders of more than five percent of shares of the Acquired Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Shareholders of the Acquired Fund who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free 1-888-227-9349 or through the Internet as provided in the Proxy Card.

Shareholders of record as of the Record Date will be entitled to one vote for each share held. Shareholders holding shares through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions. Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the Control Number on the shareholder’s Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not also return a Proxy Card.

A shareholder’s proxy will be valid indefinitely with respect to the Special Meeting or any adjournment or postponement thereto (and shall not expire after 11 months), unless the shareholder revokes the proxy. A shareholder of record may revoke that shareholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Acquired Fund at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone, as indicated above), or by personally attending and voting at the Special Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business at the Special Meeting. Under Maryland law, abstentions and broker non-votes will count as votes against the proposal to approve the Plan. Because the required vote is two-thirds of all outstanding shares entitled to vote, only the affirmative votes “FOR” (in favor of) the proposal to approve the Plan will count as “FOR” votes. If the proxy card is executed, but no instructions are given on it, the shares represented by the proxy will be treated as an affirmative vote “FOR” (in favor of) the proposal to approve the plan. If any proposal, other than proposal concerning the Plan (and, accordingly, Reorganization), properly comes before the Special Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Acquired Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Special Meeting.

Shareholder approval of the Plan is being sought through the Proxy Statement/Prospectus, and the Reorganization will not occur unless Acquired Fund shareholders approve the Plan. The Bylaws of the Acquired Fund contemplate that shareholder approval of the principal terms of a reorganization of the Acquired Fund can be obtained by providing shareholders with a proper notice of a special meeting of shareholders. The Bylaws of the Acquired Fund also provide that a majority of shares entitled to vote, represented in person or by proxy, constitute a quorum at a meeting of shareholders. The Bylaws also provide that, if a quorum is present, the affirmative vote of a majority of the shareholders represented at the meeting and entitled to vote is necessary for approval, unless the vote of a greater number is required by law. Under Maryland law, since the Acquired Fund’s Articles of Incorporation do not provide for a majority approval requirement, the affirmative vote of two-thirds of all the votes entitled to be cast at the special meeting of shareholders (not just votes actually cast) is being sought to approve the Plan (and, therefore, the Reorganization).

Quorum and Adjournments

Under the Bylaws of the Acquired Fund, a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. At any meeting of shareholders where a quorum is present, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum, the shareholders may continue to transact business until adjournment if any action is approved by at least a majority of the shares required to form a quorum.

Under the Bylaws of the Acquired Fund, if a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy. Any business that might have been transacted at the Special Meeting with respect to Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned from time to time by the vote of a majority of the shares voted in person or by proxy. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Acquired Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Solicitation of Proxies

Acquired Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of the Acquired Fund Adviser and the Acquiring Fund Adviser, who will not be paid (in addition to their normal salaries) for these services. The Acquiring Fund Adviser has retained AST Fund Solutions to assist with the solicitation and to tabulate shareholder votes. The total cost of the solicitation services, including cost of printing and mailing of proxy materials and other solicitation materials, is estimated to be between $115,400 and $152,900.

The Acquiring Fund Adviser will pay (among other expenses) for the legal expenses of Acquiring Fund associated with preparing and filing the Proxy Statement/Prospectus and reasonable expenses relating to the proxy solicitation of Acquired Fund shareholders (other than those fees and expenses related to printing and mailing the Proxy Statement/Prospectus and any proxy materials to Acquired Fund shareholders). The Acquired Fund Adviser will pay (among other expenses) for fees and expenses related to printing and mailing to Acquired Fund shareholders the Proxy Statement/Prospectus, any supplement to the Acquired Fund’s prospectus and statement of additional information, and any proxy materials related to the solicitation of the Acquired Fund shareholders in connection with the Reorganization, and expenses of holding the Special Meeting (including any adjournments or postponements thereof).

LEGAL MATTERS

The validity of the shares offered hereby (which will be issued in the Reorganization) will be passed upon for Acquiring Fund by Seward & Kissel LLP.

EXPERTS

The audited Financial Statements of Acquiring Fund, dated as of August 31, 2011, which are incorporated by reference into the Proxy Statement/Prospectus and the Statement of Additional Information have been included in reliance on the reports of Rothstein Kass, 500 Ygnacio Valley Road, Suite 200, Walnut Creek, California 94596, the independent registered public accounting firm for Acquiring Fund, given on its authority as an expert in auditing and accounting.

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Acquiring Fund’s financial performance since its inception on December 21, 2011. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Acquiring Fund, assuming reinvestment of any dividends and capital gains. This information, which is unaudited, is included in the Acquiring Fund’s Semi-Annual Report, dated March 31, 2012.

Drexel Hamilton Centre American Equity Fund

(For a share outstanding throughout the period presented)	For the Period December 21, 2011 (date of inception) to March 31, 2012 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.02
Net realized and unrealized gain on investments	1.53
Total income from investment operations	1.55

DISTRIBUTIONS:
Net investment income	—
Net realized gain	—
Total distributions	—
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	—
NET INCREASE IN NET ASSET VALUE	1.55
NET ASSET VALUE, END OF PERIOD	$11.55

Total Return (b)	15.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$23,700

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.63	% (c)
Operating expenses excluding reimbursement/waiver	2.31	% (c)
Operating expenses including reimbursement/waiver	1.25	% (c)

PORTFOLIO TURNOVER RATE (d)	39%

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

Appendix A

ADDITIONAL PERFORMANCE INFORMATION

Acquired Fund

The bar chart and performance table shown below reflect historical performance data for the Acquired Fund and are intended to help you analyze the Acquired Fund’s investment risks in light of its historical returns. The bar chart and performance table below compare the potential risks and rewards of investing in the Acquired Fund. The bar chart shows the variability in the Acquired Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over stated periods. The table shows how the Acquired Fund’s average annual total returns vary for the one year, five years and ten years (or start of performance). A Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Acquired Fund is available on the Acquired Fund’s website at www.ameristock.com.

The Acquired Fund’s total return for the nine-month period ended September 30, 2012 was 9.41%.

High and Low Quarterly Returns. During the periods reflected in the above chart, the Acquired Fund’s highest return for a quarter was 17.18% (quarter ended June 30, 2009) and its lowest return for a quarter was –21.56% (quarter ended December 31, 2008).

Average Annual Total Returns (For the period ended December 31, 2011)

The following table represents the Acquired Fund’s Average Annual Total Returns for the calendar period ended December 31, 2011.

	1 Year	5 Years	10 Years	Life of Fund (since August 31, 1995)
Return Before Taxes	3.49	-0.95	1.62	8.46
Return After Taxes on Distributions	3.31	-1.44	1.13	7.75
Return After Taxes on Distributions and Sale of Fund Shares	2.53	-0.86	1.30	7.33
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92	6.98

Acquiring Fund

Because the Acquiring Fund has not been in operation for an entire calendar year, there is no information regarding the Acquiring Fund to be presented here. You may request a copy of the Acquiring Fund’s annual and semi-annual reports, as available, at no charge by calling the Acquiring Fund at (855) 298-4236.

A-1

Appendix B

FEE TABLE

The table below describes the fees and expenses that you pay if you buy and hold shares of the Acquired Fund and the Acquiring Fund and the pro forma combined fees and expenses that you may pay if you buy and hold shares of the Acquiring Fund after giving effect to the Reorganization. Expenses for the Acquired Fund and the Acquiring Fund are based on the operating expenses incurred by Acquired Fund and estimated expenses of the Acquiring Fund as of the period ended March 31, 2012. The pro forma fees and expenses for the shares of Acquiring Fund assume that the Reorganization had been in effect for the same period.

Fees and Expenses	Acquired Fund		Acquiring Fund		Acquiring Fund Pro Forma Combined
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None		None		None
Maximum Sales Charge (Load) Imposed On Re-invested Dividends	None		None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None		None		None
Redemption Fee	None		2.00	%(a)	2.00	%(a)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.88	%(b)	0.75	%(c)	0.75	%(c)
Distribution and/or Service (Rule 12b-1) Fees	0.00%		0.00	%(d)	0.25	%(d)
Other Expenses	0.04%		1.56	%(d)	0.15	%(d)
Total Annual Fund Operating Expenses	0.92%		2.31%		1.15%
Fee Waivers and Expense Reimbursements	0.00%		-1.06%		-0.10
Total Annual Fund Operating Expenses After Fee Waivers and Operating Expenses	0.92%		1.25	%(e)	1.05	%(f)

(a)	Redemption fees do not apply to shares received by Acquired Fund shareholders as part of the Reorganization. Redemption fees will apply to shares of the Acquiring Fund subsequently purchased by Acquired Fund shareholders. Shares of Acquiring Fund are generally subject to a 2% redemption fee if redeemed within 90 days of purchase (subject to certain exceptions).

(b)	The Acquired Fund Adviser has contractually agreed to pay all operating expenses of the Acquired Fund except for brokerage, taxes, interest, extraordinary expenses and non-interested director fees.

(c)	Effective October 1, 2012, the Acquiring Fund amended its investment advisory agreement with the Acquiring Fund Adviser to incorporate a breakpoint into the advisory fees payable by the Acquiring Fund. The Acquiring Fund pays to the Acquiring Fund Adviser an investment advisory fee (accrued daily and paid monthly) at an annual rate of 0.75% of the Acquiring Fund’s average daily net assets on the first $1 billion and 0.70% of the Acquiring Fund’s average daily net assets thereafter.

(d)	Estimated for the current fiscal year. After March 31, 2012, shareholders of the Acquiring Fund approved a distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares. This distribution/service (Rule 12b-1) fee has not been implemented and is not reflected in the Fee Table for the Acquiring Fund’s fees, but is reflected in the Fee Table in the pro forma fees of the Acquiring Fund above. If this distribution/service (Rule 12b-1) fee were included in the Acquiring Fund’s fees, the Total Annual Fund Operating Expenses for the Acquired Fund reflected above would have been 2.56% (rather than 2.31%).

(e)	As of March 31, 2012, the Acquiring Fund Adviser was subject to a previously executed written expense limitation agreement under which it agreed to limit the total operating expenses of the Acquiring Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, and any transactions costs associated with short sales (including but not limited to brokerage commissions and dividends that are paid to persons from whom the Fund borrows securities) to an annual rate of 1.25% of the average daily net assets of the Acquiring Fund. Subsequent to March 31, 2012, the Acquiring Fund Adviser agreed to extend the expense limitation upon its expiration on November 17, 2012 and continue to waive its fees and otherwise limit through January 31, 2014 total operating expenses of the Acquiring Fund. The expense limitation agreement may be terminated by the Acquiring Fund Adviser or the Trust, with respect to the Acquiring Fund, at any time and without payment of penalty, provided that the terminating party provides 90 days prior written notice of such termination to the other party, and such termination will not be effective before January 31, 2014 (unless otherwise specifically agreed upon). In addition, any termination sought by the Trust must be authorized by resolution of a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or by vote of a majority of the outstanding shares of the Acquiring Fund. The Acquiring Fund Adviser may recoup any waived or reimbursed amount, including organizational fees, from the Acquiring Fund pursuant to the agreement if such reimbursement does not cause the Acquiring Fund to exceed the then existing expense limitation at the time the waiver or reimbursement is made and the reimbursement is made within three fiscal years after the year in which the Acquired Fund Adviser incurred the expense.

(f)	The Acquiring Fund Adviser has contractually agreed, subject to Acquired Fund shareholder approval of the Plan and to consummation of the Reorganization, for a period of two years after the Closing Date, to limit total fund expenses of the Acquiring Fund (including (but not limited to) investment advisory fees and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, brokerage commissions, litigation and other extraordinary expenses not incurred in the ordinary course of Acquiring Fund’s business) to an annual rate of 1.05% of the average daily net assets of Acquiring Fund. This limitation may not be terminated and will remain in place through the end of the two-year period beginning after the Closing Date. Unless this limitation is renewed by the Acquiring Fund Adviser, this limitation will terminate at the end of such two-year period.

Example

The Example below is intended to help you compare the cost of investing in shares of Acquired Fund with the cost of investing in shares of Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each of the Acquired Fund and Acquiring Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that the operating expenses of the Acquired Fund’s shares and Acquiring Fund’s shares are as shown in the table above and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund Shares	$94	$293	$509	$1,130
Acquiring Fund Shares	$234	$721	$1,234	$2,642
Pro Forma Combined	$107	$345	$613	$1,387

The projected post-Reorganization pro forma Annual Portfolio Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Acquiring Fund and Acquiring Fund Adviser.

Portfolio Turnover

Each of Acquired Fund and Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger Fund distributions of net realized capital gains and, therefore, higher taxes for shareholders whose fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect both the Acquired Fund’s and Acquiring Fund’s performance. The Acquired Fund’s portfolio turnover rate during the most recent fiscal year ended June 30, 2012 was 24% of the average value of its portfolio. The Acquiring Fund’s portfolio turnover rate during the fiscal period beginning on December 21, 2011 (date of inception) and ending March 31, 2012 was 39%.

Appendix C

COMPARISON OF THE INVESTMENT OBJECTIVES,

STRATEGIES, POLICIES AND LIMITATIONS OF THE FUNDS

Comparison of Investment Objectives, Principal Strategies, Temporary Defensive Strategy and Cash Investments.

The Acquired Fund and Acquiring Fund have similar investment objectives and strategies. Both the Acquired Fund and Acquiring Fund are diversified open-end management investment companies. The chart set forth below summarizes each Fund’s investment objectives, principal investment strategies, temporary defensive strategy and cash investments.

The Acquired Fund Adviser and Acquiring Fund Sub-Adviser have reviewed the Acquired Fund’s current portfolio holdings and determined that those holdings are compatible with the Acquiring Fund’s investment objectives and policies. Currently, there is overlap between the holdings of the Acquired Fund and the Acquiring Fund. The Acquired Fund will work in good faith to sell any securities that the Acquiring Fund cannot acquire due to prospectus investment limitations and acquire replacement securities. The Acquiring Fund Sub-Adviser anticipates that most of the securities held by Acquired Fund at the time of the Reorganization will be transferred to the Acquiring Fund and retained by Acquiring Fund after the Reorganization.

	Acquired Fund	Acquiring Fund
Investment Objective	Acquired Fund seeks total return through capital appreciation and current income by investing primarily in equity securities.	Acquiring Fund seeks long-term growth of capital.

	Acquired Fund’s investment objective is not fundamental and, therefore, may be changed without shareholder approval.	Acquiring Fund’s investment objective is a non-fundamental policy that can be changed by Acquiring Fund upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies	Acquired Fund pursues its investment objective principally by investing in common stock, focusing on large capitalization companies headquartered in the United States. To achieve the current income component of Acquired Fund’s investment objective, Acquired Fund invests primarily in companies that pay dividends.	Acquiring Fund is a diversified fund that normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, will consist of those companies which i) are incorporated in the U.S., and ii) list their common stock on and principally trade on NYSE (including NYSE Arca and NYSE Amex), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of Acquiring Fund’s portfolio will consist of investments in U.S. companies that are members of the S&P 500 Index or possess similar market capitalization (greater than $3.0 billion) and trading volume attributes.

Acquired Fund	Acquiring Fund

Acquired Fund Adviser emphasizes a “value” style of investing, generally investing Acquired Fund’s assets in stocks selling at reasonable prices in relation to the Adviser’s assessment of their potential value. Acquired Fund Adviser may consider, among other factors, a company’s ratios of share price to earnings, sales and book value and its dividend yield in assessing whether the company’s stock is reasonably priced.

To a lesser extent Acquired Fund may also invest in stocks experiencing accelerated earnings or revenue growth (“growth stocks”) in order to be represented in that portion of the stock market.

In selecting investments for Acquiring Fund, Centre Asset Management, LLC, Acquiring Fund’s sub-adviser (the “Sub-Adviser”), utilizes a “bottom-up” fundamental stock selection process that Acquiring Fund Sub-Adviser believes yields a more accurate picture of a company’s intrinsic value. Acquiring Fund Sub-Adviser analyzes a variety of factors when selecting investments for Acquiring Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. Acquiring Fund Sub-Adviser utilizes a disciplined, Economic Value Added framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate financier looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. Acquiring Fund Sub-Adviser’s framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward Acquiring Fund Sub-Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for Acquiring Fund, Acquiring Fund Sub-Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate a favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, Acquiring Fund Sub-Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of Acquiring Fund’s assets to commit to a particular investment) in order to maximize return relative to risk.

Acquired Fund	Acquiring Fund
Acquiring Fund’s portfolio will consist of common stocks, preferred stocks, cash, REITs, and certain derivative products and investment company securities. Acquiring Fund’s common stock investments will consist of exchange-listed equities from companies across various industry sectors and market capitalizations. Acquiring Fund may invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. Acquiring Fund will generally maintain a fully-invested posture. As such, cash will be held to a minimum. Further, while Acquiring Fund will generally hold less than 2% of its portfolio in cash, significant client inflows may temporarily increase cash positions. Acquiring Fund may invest in REIT securities of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or possess similar market capitalization characteristics (greater than $3.0 billion) and trading volume attributes. REITs are collective investment vehicles that are designed to invest in real estate.

Acquired Fund	Acquiring Fund
Acquiring Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on the S&P 500 Index), that are fully collateralized by cash or securities, from time to time for temporary cash management or investment transition purposes. For example, Acquiring Fund Sub-Adviser might invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in Acquiring Fund. Acquiring Fund may also utilize exchange traded futures and options to hedge the risks of existing stock positions in Acquiring Fund’s portfolio. The notional value of Acquiring Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. Acquiring Fund will not use derivatives explicitly to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of Acquiring Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. Acquiring Fund may invest in other investment companies including closed-end funds and ETFs, although these investments will be limited to no more than 10% of the Fund’s net assets.

Acquired Fund will normally sell a stock when Acquired Fund Adviser decides that the stock no longer meets the investment criteria described above.	Acquiring Fund Sub-Adviser may sell or reduce Acquiring Fund’s position in a security when the facts or analysis surrounding the reason to originally put the security in Acquiring Fund’s portfolio have changed. Acquiring Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by Acquiring Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

	Acquired Fund	Acquiring Fund
	Up to 20% of the total value of Acquired Fund’s stock holdings may be invested in stocks of companies headquartered outside the United States.	The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies with market capitalizations of less than $3.0 billion, preferred stock, ETFs, and other securities noted herein.

Temporary Defensive Strategy	Acquired Fund may temporarily depart from investing in accordance with its principal investment strategies if domestic or international events have significantly disrupted, or in the opinion of its investment adviser will materially disrupt, the stock market. In these circumstances, Acquired Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If Acquired Fund does so, the Fund may not achieve its investment objective.	Acquiring Fund may, from time to time, take temporary defensive positions that are inconsistent with Acquiring Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, Acquiring Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).

Cash Management Investments	Under Acquired Fund’s “sweep” program sponsored by Acquired Fund’s custodian, Acquired Fund may invest its excess cash in overnight time deposits of offshore branches of United States banks that have been pre-approved by the Investment Adviser. Excess cash invested with deposit institutions domiciled outside the United States, as with any foreign investment, may be subject to sovereign actions in the jurisdiction of the deposit institution, including but not limited to the freezing, seizure and taxation of such investments.	Acquiring Fund may invest in money market instruments provided that they are eligible for purchase by Acquiring Fund. To be eligible for purchase by Acquiring Fund, a money market instrument must be listed on an exchange having full membership of the World Federation of Exchanges. If Acquiring Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which Acquiring Fund invests. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that Acquiring Fund would have derived from other investments that would provide liquidity.

Acquired Fund	Acquiring Fund
From time to time for temporary cash management or investment transition purposes, Acquiring Fund may also purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on the S&P 500 Index), that are fully collateralized by cash or securities. For example, Acquiring Fund Sub-Adviser might invest in S&P 500 Index futures to increase Acquiring Fund’s overall market exposure following cash inflows from new investments in the Fund. Acquiring Fund may also utilize exchange traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio. The notional value of Acquiring Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of Acquiring Fund, after taking into account existing stock investments. Acquiring Fund will not use derivatives explicitly to obtain leverage for the Fund but, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. Acquiring Fund may invest in other investment companies including closed-end funds and exchange traded funds (“ETFs”), although these investments will be limited to no more than 10% of the Fund’s net assets.

Comparison of Fundamental Investment Policies

Each of the Acquired Fund and Acquiring Fund have fundamental investment limitations, which cannot be changed without shareholder approval, and non-fundamental limitations, which may be changed by their respective Boards without shareholder approval. The investment limitations of the Acquired Fund and Acquiring Fund generally are similar. Differences in the Acquired Fund’s and Acquiring Fund’s fundamental investment policies are identified below.

A fundamental investment policy cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of a Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented.

Fundamental Investment Policies

Policy	Acquired Fund	Acquiring Fund	Differences
Borrowing Money (Fundamental)	Acquired Fund may not borrow money, except that the Acquired Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including weekends or holidays) to the extent necessary to comply with the 33 1/3% limitation.	Acquiring Fund may not borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	The Acquired Fund may only borrow money for emergency purposes, and then within the limits of the 1940 Act. The Acquiring Fund may borrow money to the extent permitted under the 1940 Act (including, without limitation, to meet redemptions). For purposes of this restriction, the use of options, forward contracts and options on futures contracts or indices shall not constitute borrowing. Please refer to Acquiring Fund’s non-fundamental policy below as well.

Industry Concentration (Fundamental)	Acquired Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of Acquired Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.	Acquiring Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of Acquiring Fund’s total assets.	No material differences.

Policy	Acquired Fund	Acquiring Fund	Differences
Diversification (Fundamental)

Acquired Fund may not purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of Acquired Fund’s total assets at market to be invested in the securities of such issuer (other than obligations of the United States government and its instrumentalities).

Acquired Fund may not purchase the securities of an issuer if, as a result the Fund would own more than 10% of the outstanding voting securities of such issuer.

		With respect to 75% of its total assets, Acquiring Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of Acquiring Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	Acquiring Fund’s policy provides more investment flexibility as the 5% and 10% limitations apply with respect to 75% of its total assets and excludes certain assets (e.g., securities of other investment companies, including ETFs). The 5% and 10% limitations of Acquired Fund apply to 100% of its total assets.

Underwriting Activities (Fundamental)	Acquired Fund may not act as an underwriter of securities issued by others, except to the extent Acquired Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.	Acquiring Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	No material differences.

Making Loans (Fundamental)

Acquired Fund may not make loans, although Acquired Fund may invest in debt securities and lend portfolio securities.

The Acquired Fund also may not make loans, except the Acquired Fund may (i) purchase and hold debt securities in accordance with its investment objective and policies, and (ii) engage in securities lending as described in the Prospectus and SAI for the Acquired Fund.

		Acquiring Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan.	Acquired Fund’s limitation excludes debt securities. Acquiring Fund’s limitation excludes investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements.

Policy	Acquired Fund	Acquiring Fund	Differences
Investing in Real Estate (Fundamental)	Acquired Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that Acquired Fund may purchase and sell securities issued by entities engaged in the real estate industry or instruments backed by real estate.	Acquiring Fund may not purchase or sell real estate or direct interests in real estate; provided, however, that Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds).	The Acquired Fund’s limitation specifically prohibits investments in real estate limited partnerships, while the Acquiring Fund’s limitation specifically permits purchases of securities of privately held real estate funds.

Investing in Commodities (Fundamental)	Acquired Fund may not (a) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent Acquired Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities), (b) invest in oil, gas, or mineral exploration or development programs or leases, and (c) purchase securities on margin.	Acquiring Fund may not invest in commodities.	Acquiring Fund may not purchase futures contracts. Acquiring Fund does not have a comparable policy regarding non-traditional investments, such as oil, gas and mineral leases. Acquiring Fund also does not have a comparable policy regarding purchasing securities on margin.

Issuance of Senior Securities (Fundamental)	Acquired Fund may not issue senior securities, except as permitted under the 1940 Act.	Acquiring Fund may not issue senior securities, except as permitted by the 1940 Act.	No material differences.

Investment for the Purpose of Exercising Control or Management over a Portfolio Company (Fundamental)	No comparable policy.	Acquiring Fund may not make investments for the purpose of exercising control or management over a portfolio company.

Policy	Acquired Fund	Acquiring Fund	Differences
Investing in Unlisted Securities (Fundamental)	No comparable policy.	Acquiring Fund may not invest in unlisted securities.

Pledges of Assets (Fundamental)	No comparable policy.	Acquiring Fund may not pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Illiquid Securities (Fundamental)

Acquired Fund may not invest in securities or other assets that Acquired Fund Board of Directors determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities.

Acquired Fund may not invest more than 5% of its assets (valued at time of investment) in securities that are not marketable.

No comparable policy.

Securities of Issuers with Less than Three Years Operation (Fundamental)	Acquired Fund may not invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years operation (including predecessors).	No comparable policy.

Additional Information Regarding Investment Limitations:

Regarding the Acquired Fund, the Acquired Fund’s SAI provides the following additional information regarding its investment limitations:

•

Unless otherwise noted above, when an investment policy of the Acquired Fund states a maximum percentage of the Acquired Fund’s assets that may be investment in any security or other asset, or sets forth a policy regarding quality standards, such a standard or percentage will be determined immediately after and as a result of the Acquired Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment compliance with the Acquired Fund’s investment objectives and policies.

•

The Acquired Fund’s fundamental investment policies cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Acquired Fund. As used in the Acquired Fund’s SAI, a majority of the Acquired Fund’s outstanding voting securities means the lesser of (a) more than 50% of the Acquired Fund’s outstanding voting securities, or (b) 67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

Regarding the Acquiring Fund, the Acquiring Fund’s SAI provides the following additional information regarding its investment limitations:

•

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations. Although repurchase agreements and reverse repurchase agreements are allowed under the 1940 Act, the Acquiring Fund will not utilize repurchase agreements or reverse repurchase agreements. Further, the Acquiring Fund will not incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets); however, the Acquiring Fund will not borrow an amount greater than 10% of the Acquiring Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.

•

With respect to the Acquiring Fund’s fundamental investment restrictions above (other than those involving permitted senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

Comparison of Non-Fundamental Investment Strategies or Policies

The non-fundamental investment strategies or policies of Acquired Fund and Acquiring Fund are set forth below. Any non-fundamental policies below may be changed without shareholder approval.

Non-Fundamental Investment Strategies or Policies

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Investment Companies	Acquired Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Fund intends to limit its investments in investment companies other than money market funds so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.	Acquiring Fund may invest in other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptions thereto provided by the SEC. Acquiring Fund will not acquire securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or Section 12(d)(1)(F) of the 1940 Act.	Acquiring Fund may not acquire securities of an investment company (or any series thereof) or of a registered unit investment trust in reliance on Section 12(d)(1)(G) of the 1940 Act or Section 12(d)(1)(F) of the 1940 Act.

Money Market Instruments	No comparable strategy or policy.	Acquiring Fund may invest in money market instruments provided they are listed on an exchange having full membership of the World Federation of Exchanges.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Derivatives Instruments	See options, swaps, and forward commitments below.	Acquiring Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options (especially futures and options on major indexes), that are fully collateralized by cash or securities, from time to time for temporary cash management or investment transition purposes. Acquiring Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in Acquiring Fund’s portfolio, including risks related to the Fund’s exposure to foreign currencies. The notional value of Acquiring Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. Acquiring Fund will not use derivatives explicitly to obtain leverage for the Fund.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Options	Acquired Fund may sell or “write” a call or put option only if the option is “covered.” The value of the underlying securities on which Acquired Fund has sold put or call options will not at any one time exceed 15% of Acquired Fund’s total assets. Acquired Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of Acquired Fund’s total assets at the time of purchase. To help ensure that a liquid market exists for Acquired Fund’s put and call options, Acquiring Fund generally will not purchase or sell options that are not listed on a national securities exchange.	Acquiring Fund may purchase and write put and call options on securities. Acquiring Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of Acquiring Fund’s obligation as writer of the option.	The value of the underlying securities on which Acquired Fund may sell put or call options will not at any one time exceed 15% of Acquired Fund’s total assets. Acquired Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of Acquired Fund’s total assets at the time of purchase.

Swaps	No comparable strategy or policy.	Acquiring Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if Acquiring Fund had invested directly in the asset that yielded the desired return.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Forward Commitments and When-Issued Securities	No comparable strategy or policy.	Acquiring Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Repurchase Agreements	Acquired Fund may invest in repurchase agreements. The Fund will make payments for the underlying securities acquired in connection with repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent.	A repurchase transaction occurs when, when an investor purchases a security (normally a U.S. Treasury obligation), it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.	Acquiring Fund will not utilize repurchase agreements or reverse repurchase agreements.

Borrowing Money	See Fundamental Investment Policy above.	Acquiring Fund will not borrow an amount greater than 10% (even though the allowable amount under the 1940 Act is 33 1/3%) of the Fund’s total assets and such borrowings will only be made to meet settlement requirements for redemptions.	Acquiring Fund will not borrow an amount greater than 10% (even though the allowable amount under the 1940 Act is 33 1/3%) of the Fund’s total assets.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Temporary Defensive Position	Acquired Fund may temporarily depart from investing in accordance with its principal investment strategies if domestic or international events have significantly disrupted, or in the opinion of its investment adviser will materially disrupt, the stock market. In these circumstances, Acquired Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If Acquired Fund does so, the Fund may not achieve its investment objective.	Acquiring Fund may, from time to time, take temporary defensive positions that are inconsistent with Acquiring Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, Acquiring Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).	No material differences.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Securities Lending	Acquired Fund may lend portfolio securities constituting up to one-third of its total asset value (which includes collateral received from the borrower at market value computed at the time of making the loan). Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will only be made to parties that have been rated within the two highest grades assigned by Standard & Poor’s or Moody’s, or that have been determined by Acquired Fund Adviser to be of equivalent quality. Furthermore, securities will only be lent if, in the judgment of Acquired Fund Adviser, the consideration to be earned from such loans justifies the risk.	No comparable strategy or policy.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Foreign Exposure	Acquired Fund may invest in (i) stocks of U.S. headquartered companies having substantial foreign operations or (ii) foreign stocks. In general, the Fund will invest in foreign companies through the purchase of American Depositary Receipts, which are receipts typically issued by U.S. banks and traded in U.S. markets (for U.S. dollars) evidencing ownership of the underlying foreign securities into which they are convertible.	No comparable strategy or policy.

Foreign Currency Transactions	Acquired Fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.	Acquiring Fund may utilize exchange-traded futures and options to hedge the risks of existing stock positions in Acquiring Fund’s portfolio, including risks related to the Fund’s exposure to foreign currencies. (Acquiring Fund may not, however, purchase futures contracts. See “Investing in Commodities” in the table entitled “Fundamental Investment Policies” above.) The notional value of Acquiring Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. Acquiring Fund will not use derivatives explicitly to obtain leverage for the Fund.	No material difference.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Futures	Acquired Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the face amount of all open futures contracts and options thereon would exceed 25% of Acquired Fund’s total assets.	Acquiring Fund may also utilize exchange-traded futures and options to hedge the risks of existing stock positions in Acquiring Fund’s portfolio, including risks related to the Fund’s exposure to foreign currencies. (Fundamental) (Acquiring Fund may not, however, purchase futures contracts. See “Investing in Commodities” in the table entitled “Fundamental Investment Policies” above.) The notional value of Acquiring Fund’s aggregate investments in futures and other derivatives will be limited so as not exceed the net asset value of the Fund, after taking into account existing stock investments. Acquiring Fund will not use derivatives explicitly to obtain leverage for the Fund.	Acquired Fund has a 25% limitation.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Segregated Accounts	If Acquired Fund enters into a futures contract or writes an option or an option on a futures contract, it will be required to segregate liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by Acquired Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.	To the extent that Acquiring Fund invests in options or other derivatives, or similar investments or engages in short sales, Acquiring Fund will comply with the applicable asset segregation requirements of no-action letters issued by the SEC and SEC Release 10666.	No material difference.

Strategy or Policy	Acquired Fund	Acquiring Fund	Differences
Fixed Income Securities	Acquired Fund may invest in fixed income securities (including bank certificates of deposit, bank checking accounts, and U.S. Government and Agency obligations). All of Acquired Fund’s fixed income securities must be rated within the top three categories of safety according to rating service companies like Standard & Poor’s, Moody’s or Fitch at the time of the investment or, if not rated, must then be determined by Acquired Fund Adviser to be of comparable quality.	Acquiring Fund may invest in debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.	Acquired Fund fixed-income investments are subject to rating limitation.

Cash Sweep Program	Acquired Fund may invest its excess cash in overnight time deposits of offshore branches of United States banks that have been pre-approved by Acquired Fund Adviser.	No comparable strategy or policy.

Appendix D

COMPARISON OF PRINCIPAL RISKS

Risk is the chance that a shareholder will lose money on the shareholder’s investment or that the shareholder will not earn as much as the shareholder expects. In general, the greater the risk, the more money a shareholder’s investment can earn for the shareholder and the more the shareholder can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors. The principal risks of investing in the Acquired Fund and Acquiring Fund are discussed below. However, other factors may also affect the Acquired Fund and Acquiring Fund’s net asset value. There is no guarantee that either the Acquired Fund or the Acquiring Fund will achieve its investment objectives or that the Acquired Fund or Acquiring Fund will not lose principal value. An investment in either the Acquired Fund or the Acquiring Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The main risks of investing in the Acquired Fund and Acquiring Fund are similar, as the investment objectives and strategies of the Funds are also similar. Provided below are the principal risks of investing in both the Acquired Fund and the Acquiring Fund.

Market Risk. The prospectus for the Acquired Fund discloses that (a) the value of securities in the Acquired Fund’s portfolio will go up and down and that, consequently, the Acquired Fund’s share price may decline and shareholders could lose money, and (b) the stock market is subject to significant fluctuations in value as a result of political, economic and market developments, and that if the stock market declines in value, the Acquired Fund is likely to lose money. Similarly, the Acquiring Fund’s prospectus discloses that market risk refers to the possibility that the value of securities held by the Acquiring Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. In a declining stock market, prices for all companies (including those in the Acquiring Fund’s portfolio) may decline regardless of their long-term prospects. The Acquiring Fund’s performance per share will change daily in response to such factors.

Sector Risk. The prospectus for the Acquired Fund discloses that, because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Acquired Fund may decline in value, thereby causing the Fund to decline in value. The Acquiring Fund’s prospectus discloses that sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Acquiring Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Acquiring Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Acquiring Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.

Risk of Investing in Undervalued Securities. The prospectus for the Acquired Fund discloses that there is no assurance that the Acquired Fund’s “value” style of investing will achieve the desired result, that, in fact, the Acquired Fund may decline in value as a result of emphasizing this style of investing, and that securities purchased by the Acquired Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Acquired Fund Adviser originally expected. The Acquiring Fund’s prospectus similarly discloses that undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

The prospectus for the Acquired Fund also discloses the following additional principal risk:

Risk of Growth Investing. “Growth” stocks generally are more expensive relative to the earnings or assets of the company issuing the stock than other types of stocks. Consequently, these stocks tend to be more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in earnings.

The Acquiring Fund’s prospectus also discloses the following additional principal risks:

Derivative Risk. Loss may result from the Acquiring Fund’s investments in exchange-traded futures and options. The value of derivatives in which the Acquiring Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Although the Acquiring Fund will not use derivatives explicitly to obtain leverage for the Acquiring Fund, derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Acquiring Fund for future payments or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Acquiring Fund to sustain large and sudden losses. Additionally, because the Acquiring Fund’s policy is to limit derivative investments only by the Acquiring Fund’s net asset value, after taking into account existing stock investments, losses in the Acquiring Fund’s derivative investments could result in the Acquiring Fund being called upon to meet obligations in an amount equal to the Acquiring Fund’s net asset value, which could leave the Acquiring Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Acquiring Fund to wind down its operations.

Risks Related to Investing in Other Investment Companies. The Acquiring Fund’s investment strategy may involve investing in other investment companies, such as ETFs and closed-end funds. The Acquiring Fund will not invest in “private funds” that rely upon the exemptions contained in Sections 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940.

To the extent the Acquiring Fund invests in other investment companies, shareholders’ cost of investing in the Acquiring Fund will generally be higher than the cost of investing directly in such other investment company shares. By investing in the Acquiring Fund, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Acquiring Fund invests in addition to the Acquiring Fund’s direct fees and expenses. Furthermore, these types of investments by the Acquiring Fund could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Closed-End Funds Risk. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Acquiring Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. In addition, since many, but not all, closed-end funds trade on exchanges, the Acquiring Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares that are exchange-traded.

Risks of Investing in REITs. To the extent that the Acquiring Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent Acquiring Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through Acquiring Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Acquiring Fund, but also, indirectly, similar expenses of the REITs. These additional expenses are included under “Other Expenses” in the Annual Acquiring Fund Operating Expenses detailed above. The Acquiring Fund’s investments in REITs could cause the Acquiring Fund to recognize income in excess of cash received from those securities and, as a result, the Acquiring Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Portfolio Turnover Risk. The portfolio manager will sell portfolio securities when it is in the interests of the Acquiring Fund and its shareholders to do so. Tax consequences are considered; however, the decision to sell a security is first and foremost an investment-driven one. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Acquiring Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Adviser Risk. The Acquiring Fund Adviser’s implementation of the Acquiring Fund’s strategy may fail to produce the intended results. The Acquiring Fund Sub-Adviser’s ability to choose suitable investments has a significant impact on the ability of the Acquiring Fund to achieve its investment objectives. Investors in the Acquiring Fund bear the risk that neither the Acquiring Fund Adviser nor the Acquiring Fund Sub-Adviser has had previous direct experience managing an investment company registered under the 1940 Act, which may limit their effectiveness.

New Fund Risk: The Acquiring Fund is a newly organized entity, and has no operating history. Accordingly, investors in the Acquiring Fund bear the risk that the Acquiring Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Acquiring Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Acquiring Fund’s investments.

General Uncertainty Concerning Future Regulatory Changes. Regulatory changes may be imposed on the financial markets that could significantly restrict or affect the Acquiring Fund Adviser’s ability to access financial markets. Any such regulations may impair the liquidity of the investments made by the Acquiring Fund.

Appendix E

COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

The following summarizes the distribution, purchase, redemption and exchange procedures of the Acquired Fund and the Acquiring Fund.

ALPS Distributors, Inc. (“Distributor”), which currently serves as the distributor and principal underwriter of the Acquired Fund’s shares, also serves as distributor and principal underwriter of, and will continue after the Reorganization to serve as the distributor and principal underwriter of, the Acquiring Fund’s shares. The Distributor is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor continually distributes shares of the Acquired Fund and the Acquiring Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Acquired Fund’s shares or the Acquiring Fund’s shares. The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution and/or servicing of shares.

The Acquiring Fund has adopted a distribution plan for its shares under Rule 12b-1 of the 1940 Act. Rule 12b-1 fees (or distribution/service (Rule 12b-1) fees) are used to compensate the Distributor and third parties for services and expenses related to the sale and distribution of Acquiring Fund’s shares and/or for providing shareholder services. Because distribution/service (Rule 12b-1) fees are paid out of Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges. On an annual basis, the aggregate amount of the distribution/service (Rule 12b-1) fees shall not exceed 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares. The distribution/service (Rule 12b-1) fee imposed by the Acquiring Fund is subject to the Two Year Net Expense Limit described above in the section of the Proxy Statement/Prospectus entitled “Comparison of Annual Operating Expenses” under “Summary.”

Pursuant to the Distribution Agreement with the Acquiring Fund, the Distributor receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchasers of shares of Acquiring Fund. The Distributor may also retain any portion of the commissions fees that are not paid to the broker-dealers, which may be used to pay distribution related expenses.

Purchase, Redemption and Exchange Procedures.

Purchase Procedures.

The purchase procedures for Acquired Fund and Acquiring Fund are similar. Investors may invest by contacting the Funds directly by mail or wire or by contacting the Funds through a broker or other financial institution who sells the Funds. A financial intermediary may charge additional fees for its services. Each of the Acquired Fund and Acquiring Fund may reject any request to purchase shares at any time in their sole discretion.

The minimum initial and minimum subsequent investment amounts for Acquired Fund are different than the minimum initial and minimum subsequent investment amounts for Acquiring Fund. The minimum initial investment for shares of Acquired Fund is $1,000; the minimum initial investment for shares of Acquiring Fund is $10,000. There is no minimum subsequent investment amount for shares of the Acquired Fund. The minimum subsequent investment amount for shares of Acquiring Fund is $5,000. The above minimums may be waived or reduced in certain cases. The Acquiring Fund has agreed to waive the investment minimum in connection with the Acquiring Fund shares received by shareholders of the Acquired Fund in the Reorganization. Subsequent

investments in the Acquiring Fund by Acquired Fund shareholders after the Reorganization will be subject to any minimum investment amount limitations, sales charges, exchange fees and redemption fees imposed by the Acquiring Fund.

The Acquiring Fund shares are subject to a distribution/service (Rule 12b-1) fee of up to 0.25% of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s shares. The Acquired Fund is not subject to such a fee. The distribution/service (Rule 12b-1) fee imposed by the Acquiring Fund is subject to the Two Year Net Expense Limit described above in the section of the Proxy Statement/Prospectus entitled “Comparison of Annual Operating Expenses” under “Summary.”

The Acquiring Fund may accept subscriptions for Acquiring Fund shares in-kind under certain circumstances. Any such subscriptions in-kind will be made at the NAV of the assets contributed.

Redemption Procedures.

The Acquired Fund permits redemption of shares at any time. The redemption price per share is the NAV next calculated after receipt of a properly completed redemption request by the Acquired Fund’s Transfer Agent or a financial intermediary. A shareholder may request payment of redemption proceeds by check or wire transfer. The Acquired Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request. The Acquired Fund normally wires redemption proceeds on the business day following the day on which the redemption request is properly received, but the Acquired Fund reserves the right to take up to seven days to make payment by wire. The Acquired Fund’s Transfer Agent may charge a $20 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the shareholder’s account. No contingent deferred sales charge or redemption fee currently applies to the redemption of shares of the Acquired Fund.

The Acquiring Fund permits redemption of full and fractional shares for cash at the next determined NAV after receipt of a completed redemption request. Payment for shares tendered generally will be made within four (4) Business Days after receipt by the Acquiring Fund’s Transfer Agent of instructions, certificates, if any, and other documents. No contingent deferred sales charge applies to the Acquiring Fund’s shares upon redemption. The Acquiring Fund charges a 2.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within ninety (90) days of a shareholder’s initial purchase of such shares in the Acquiring Fund. The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Acquiring Fund to defray the costs of liquidating an investment and discourage short-term trading of Acquiring Fund shares. Redemption fees are deducted from redemption proceeds and retained by the Acquiring Fund, not the Acquiring Fund Adviser or Acquiring Fund Sub-Adviser. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time. The Acquiring Fund has agreed to waive the redemption fee in connection with the Acquiring Fund shares received by shareholders of the Acquired Fund in the Reorganization. Subsequent investments in the Acquiring Fund by Acquired Fund shareholders after the Reorganization will be subject to any minimum investment amount limitations, sales charges, exchange fees and redemption fees imposed by the Acquiring Fund.

Both the Acquired Fund and Acquiring Fund reserve the right to redeem shares held in small accounts. For the Acquired Fund, if the NAV of the Acquired Fund shares in a shareholder’s account is less than $1,000 as a result of previous redemptions and not market declines, the Acquired Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Acquired Fund will redeem all shares in the account and pay the redemption price to the shareholder. The Acquiring Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 30 days’ prior written notice. If a shareholder increases the balance up to the threshold noted above, shares in the shareholder’s account will not be redeemed. While both the Acquired Fund and Acquiring Fund intend to redeem shares for cash, both reserve the right to redeem shares by payment in-kind.

The Acquired Fund discloses in its prospectus that payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days. The Acquiring Fund also reserves the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared. This period is not to exceed fifteen days from purchase.

The Acquired Fund reserves the right to suspend or postpone redemptions during any period: (1) when trading on the New York Stock Exchange (“NYSE”) is restricted; (2) when, as a result of an emergency, it is not reasonably practical for the Acquired Fund to dispose of, or determine the fair market value of, its assets; or (3) as the SEC may by order permit for the protection of shareholders of the Acquired Fund. In addition, anti-money laundering and similar government regulations may require the Fund to block a shareholder’s account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator. The Acquiring Fund also may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed, trading is restricted by the SEC, or the SEC declares that an emergency exists. Redemptions may be suspended during other periods permitted by the SEC for the protection of the Funds’ shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Exchange Procedures.

The Acquiring Fund has an exchange feature that permits shareholders to exchange shares in any Drexel Hamilton fund for those of the same class in any other Drexel Hamilton fund on the basis of their respective NAVs at the time of the exchange. Since an exchange is the redemption of shares from one fund followed by the purchase of shares in another, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless a shareholder’s account is tax deferred). The Acquiring Fund reserves the right to reject or modify any exchange request or modify exchange privileges at any time under certain circumstances. The Acquired Fund does not have an exchange feature.

Frequent Trading Policies/Procedures.

Both the Acquired Fund and the Acquiring Fund have adopted frequent trading policies and procedures as follows:

Acquired Fund:

The Acquired Fund is intended for long-term investors, not for frequent traders. As will be discussed in more detail below, the Acquired Fund and the Acquired Fund Adviser believe that frequent trading has not been and is not likely to become a serious problem for the Acquired Fund. Accordingly, the Acquired Fund’s Board of Directors has adopted a policy of not monitoring for frequent trading activity in Acquired Fund shares and the Acquired Fund will not, except in extreme circumstances, seek to take any action to prohibit persons from engaging in frequent trading with respect to the Acquired Fund (the “Frequent Trading Policy”).

Some persons engaged in frequent trading of a mutual fund’s shares may be attempting to predict short-term market movements, while others may be using arbitrage strategies by attempting to exploit differences between the value of a fund’s investments used in determining the fund’s net asset value and the actual value of such investments. All frequent trading activity may increase a fund’s operating costs, including the brokerage commissions it pays, and disrupt its portfolio management, including by causing the fund’s manager to hold more cash than otherwise would be the case in order to meet the redemption requests of market timers. In addition, arbitrage strategies, if successful, will dilute the value of shares held by long-term investors.

The Acquired Fund Adviser has not had any indication that frequent trading has been a serious problem for the Acquired Fund. The Acquired Fund’s policy of focusing its investments on securities of large capitalization domestic companies does not make it an attractive target for persons engaged in arbitrage strategies. As a result, the Acquired Fund Adviser and the Acquired Fund’s Board of Directors believe that trading restrictions and active monitoring for such trading are unnecessary. Should frequent trading become a problem for the Acquired Fund in the future, the Frequent Trading Policy may be revised to include specific restrictions and active monitoring. However, unless and until such revisions are made, the Acquired Fund’s current Frequent Trading Policy may make it difficult for the Acquired Fund to respond quickly and effectively to frequent trading that does arise.

Shares of the Acquired Fund are frequently held in omnibus accounts in the name of a brokerage firm, retirement plan administrator or other entity as nominee for the benefit of its customers (“nominees”). In these cases, neither the Acquired Fund nor its transfer agent generally will be aware of the identity or trading activity of particular beneficial owners of the Acquired Fund’s shares. Because the Acquired Fund does not restrict frequent trading, the Acquired Fund is not required to, and generally will not, enter into written agreements with nominees under which such nominees would be required to provide the Acquired Fund with certain shareholder identity and transaction information upon the Acquired Fund’s request. (Some nominees assess transaction fees on sales of Acquired Fund shares held by beneficial owners for less than a specified period (e.g., 30 days), which serves as a check on frequent trading activity.)

Acquiring Fund:

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Acquiring Fund may present a number of risks to other shareholders of the Acquiring Fund. These risks may include, among other things, dilution in the value of shares of the Acquiring Fund held by long-term shareholders, interference with the efficient management by the Acquiring Fund Adviser of the Acquiring Fund’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Acquiring Fund’ portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Acquiring Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Acquiring Fund.

The Board of Trustees of the Acquiring Fund has adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Acquiring Fund. The Acquiring Fund does not accommodate Frequent Trading. Under the adopted policy, the Acquiring Fund’s Transfer Agent provides a daily record of shareholder trades to the Acquiring Fund Adviser. The Acquiring Fund’s Transfer Agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Acquiring Fund Adviser has the discretion to limit investments from an investor that the Acquiring Fund Adviser believes has a pattern of Frequent Trading that the Acquiring Fund Adviser considers not to be in the best interests of the other shareholders in the Acquiring Fund by the Acquiring Fund’s refusal to accept further purchase and/or exchange orders from such investor. The Acquiring Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Acquiring Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Acquiring Fund also imposes a redemption fee on the redemption of Acquiring Fund shares within ninety (90) days of purchase, which has the effect of discouraging Disruptive Trading in shares of the Acquiring Fund.

The Acquiring Fund Adviser intends to apply this policy uniformly, except that the Acquiring Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Acquiring Fund shares without the identity of the particular shareholders being known to the Acquiring Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Acquiring Fund shares without the identity of the underlying shareholder being known to the Acquiring Fund. Accordingly, the ability of the Acquiring Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Acquiring Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Adviser determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Acquiring Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Acquiring Fund Adviser that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Acquiring Fund Adviser may choose to accept further purchase and/or exchange orders from such investor account.

As noted above, the exchange privileges afforded to shareholders of the Acquiring Fund may not be utilized for frequent trading. The exchange privileges offered by the Acquiring Fund is one of the reasons (among others) the frequent trading policies and procedures of the Acquiring Fund differ from those of the Acquired Fund.

Appendix F

COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

The following information provides a summary of the key features of the organizational structures and rights of shareholders of the Acquired Fund and Acquiring Fund. For more information on the Acquiring Fund’s organization and shareholder rights, please refer to the Statement of Additional Information dated November 16, 2011, for the Acquiring Fund, which is incorporated by reference into the Proxy Statement/Prospectus.

Governing Law

The Acquired Fund was incorporated on June 12, 1995, as a Maryland corporation and also is registered with the SEC as an open-end management investment company. The Acquired Fund is a diversified stand-alone fund, and is subject to its Articles of Incorporation, and any amendments thereto, its Bylaws, and any amendments thereto, and Maryland law as in effect from time to time. The Acquired Fund’s Articles of Incorporation authorize the Board to issue up to 100 million shares of common stock. The business and affairs of the Acquired Fund are managed under the direction of Acquired Fund’s Board of Directors in accordance with the Acquired Fund’s Articles of Incorporation and Bylaws and the laws of the State of Maryland.

The Trust was organized on March 17, 2011, as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Acquiring Fund is a diversified series of the Trust, and is subject to the Agreement and Declaration of Trust, and any amendments thereto (collectively, “Acquiring Fund Trust Instrument”), the Trust’s Bylaws, and any amendments thereto, and Delaware law as in effect from time to time. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series of the Trust. The business and affairs of the Acquiring Fund are managed under the direction of Acquiring Fund’s Board of Trustees in accordance with the Acquiring Fund Trust Instrument and Bylaws and the laws of the State of Delaware.

Board of Trustees/Directors

The Acquired Fund has five directors, two of whom are “interested persons” of Acquired Fund, as that term is defined under the 1940 Act, and three of whom are not interested persons of the Acquired Fund. The Directors of the Acquired Fund each hold office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed. In the case of any vacancy on the Board of Directors, the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, subject to certain restrictions under the 1940 Act. Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purposes of electing Directors. Under Maryland law, the failure to hold an annual meeting does not invalidate a corporation’s existence or affect any otherwise valid corporate act.

The Acquiring Fund has four Trustees, one of whom is an “interested person” of the Trust, as that term is defined under the 1940 Act, and three of whom are not interested persons of the Trust. The Trustees of the Trust will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

Liability and Indemnification of Directors and Officers

Under Maryland law, a director is required to perform the director’s duties as a member of the Board of Directors (1) in good faith, (2) in a manner the director reasonably believes to be in the best interests of the corporation, and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances. A director is entitled to rely on any information, opinion, report or statement, including any financial statements or data, prepared or presented by (a) any officer of the corporation, (b) a lawyer, public accountant or other expert that the director believes is within the person’s professional or expert competence; or (c) a committee of the Board on which the director does not serve on matters within the authority of such committee. Under Maryland law, acts of a director are presumed to satisfy the standard discussed above.

The Acquiring Fund Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.

The Acquiring Fund and Acquired Fund, through each Fund’s governing documents, indemnify their Trustees and Directors, respectively. The Acquired Fund’s registration statement provides for the protection of directors, officers, employees and agents of the Acquired Fund against legal liability and expenses incurred by reason of their positions with the Acquired Fund. Article 6 of the Bylaws of the Acquired Fund provides that directors and officers of the Acquired Fund shall be indemnified to the fullest extent not prohibited by law. Under Maryland law, a director who performs his duties as a director in good faith, in a manner he reasonably believes to be in the best interests of the Acquired Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances and otherwise, in accordance with Maryland law, shall have no liability by reason of being or having been a director. Under the Maryland law, the Acquired Fund is required to indemnify a director against reasonable expenses incurred by him in connection with the defense of (i) any proceeding to which he is a party by reason of his service as a director, in which he has been successful on the merits or otherwise, or (ii) any individual claim, issue or matter in the proceeding in which the director has been successful. In addition, the Acquired Fund may indemnify any director made a party to a proceeding by reason of service in that capacity unless it is established that: (i) an act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the Acquired Fund to the director in advance of the final disposition of the proceeding upon the Acquired Fund’s receipt of (i) the director’s written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met, and (ii) a written undertaking of the director to repay the amount if it is ultimately determined that the standard of conduct was not met. Indemnification is not permitted, however, in any proceeding by, or in the right of, the Acquired Fund if the director is adjudged to be liable to the Acquired Fund. An officer of the Acquired Fund may be indemnified to the same extent as a director. The Acquired Fund may indemnify and advance expenses to an officer, employee or agent of the Acquired Fund to the same extent as a director.

Article VII, Section 2 of the Acquiring Fund Trust Instrument provides that the Trust, out of its assets, shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VII, Section 3 of the Acquiring Fund Trust Instrument further provides that, subject to certain conditions and limitations, every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof.

Shares/Classes

The Acquired Fund and Acquiring Fund each offer one class of shares. The Acquired Fund shareholders are entitled to one vote for each share held. Each Acquired Fund shareholder must vote all shares in one direction, and cannot vote part of their shares as both affirmative and negative. The Acquired Fund shareholders are not entitled to cumulate votes. Shareholders of Acquiring Fund shares are entitled to one vote for each full share and a fractional vote for each fractional Acquiring Fund share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining Acquiring Fund shares voting will not be able to elect any Trustees.

Other Governance Matters and Shareholder Rights

Preemptive, Conversion, Exchange, and Appraisal Rights; Preferences

There are no preemptive rights available to shareholders of the Acquiring Fund or Acquired Fund. With respect to the Acquired Fund, under Maryland law, the applicability of preemptive rights would be impracticable given the continuous offering of the Acquired Fund’s shares. Neither the Acquired Fund shares nor Acquiring Fund shares have any preferences or conversion or exchange rights (other than the exchange privileges afforded to Acquiring Fund shareholders to exchange their shares of other series of the Trust, which exchange privileges are described elsewhere in the Proxy Statement/Prospectus). Under Maryland law, the shares of the Acquired Fund also do not have appraisal rights given that the Acquired Fund is an open-end investment company, except if the Acquired Fund engages in a business combination with an interested shareholder (generally a shareholder holding 10% or more of the outstanding shares of the Acquired Fund) or an affiliate of an interested shareholder. The Acquiring Fund shares do not have appraisal rights.

Right to Call Special Shareholder Meetings

Under the Acquired Fund’s Bylaws, a special meeting of the shareholders of the Acquired Fund may be called by the board of directors, the chairperson of the Board of Directors, or by one or more shareholders holding at least 10% of the voting power of the corporation. Under the Acquiring Fund Trust Instrument, a meeting of shareholders for the purpose of electing or removing one or more Trustees may be called upon demand of shareholders owning 10% of the shares of the Trust in the aggregate. Under the Acquiring Fund’s Bylaws, a special meeting may be called by the President, by a majority of the Board of Trustees, and by the Secretary upon written request of the holders of shares entitled to cast not less than 20% of all of the votes entitled to be cast at such meeting. The request must state the purposes of the meeting and the matters to be acted upon, and the requesting shareholder(s) are required to pay to the Trust the reasonable estimated cost of preparing and mailing the notice of meeting, as determined by the Secretary. However, the Secretary is not required to call a special meeting if (i) the meeting is requested by shareholders entitled to cast less than a majority of all votes entitled to be cast at such meeting, and (ii) the purpose of the meeting is to consider any matter which is substantially the same as a matter previously voted on at any meeting of the shareholders held during the preceding 12 months.

Notice of Shareholder Meetings

Under the Bylaws of the Acquired Fund, notices of shareholder meetings must be given in writing (personally, by first-class mail or other means of written communication) to the shareholders entitled to vote at the meeting. Notice must be given not less than 10 nor more than 60 days before the date of the meeting. Shareholder approval with respect to any of the following actions will be valid only if the general nature of the proposal so approved was stated in the notice of meeting or any written waiver of notice: (i) approval of a contract or other transaction between the Acquired Fund and a related party; (ii) amendment of the Articles of Incorporation, after any shares have been issued; (iii) approval of the principal terms of a reorganization; (iv) election to voluntarily wind up and dissolve the Acquired Fund; and (v) approval of a plan of distribution of shares as part of the winding up of the Acquired Fund. Under the Acquiring Fund Trust Instrument and Bylaws, written notice of any meeting of shareholders must be given by the Trustees (or Secretary), by personal delivery or mail, not more than 90 nor less than 10 days before such meeting.

Determination of Record Date for Shareholder Meetings

Under the Bylaws of the Acquired Fund, the Board of Directors may fix a record date to determine the shareholders entitled to notice of and to vote at any meeting of shareholders, which shall be not more than 60 days nor less than 10 days prior to the date of the meeting, nor more than 90 days prior to any action. If the Board of Directors fails to fix a record date to determine the shareholders entitled to notice of and to vote at any meeting of shareholders, the record date shall be at the close of business on the business day next preceding the day on which notice is given. Under the Acquiring Fund Trust Instrument and Bylaws, for purposes of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may fix a time, which shall be not more than 90 nor less than 10 days before the date of any meeting of shareholders, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof.

Shareholder Proxies

Under the Acquired Fund’s Bylaws, every person entitled to vote may authorize another person to act by proxy with respect to such shares by filing a written proxy with the Secretary of the Acquired Fund, executed by such person or his or her duly authorized agent. A proxy shall not be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy or withdrawn in writing by the person executing it prior to the vote by such proxy. Under the Acquiring Fund Trust Instrument and Delaware law, shareholders may vote in person or by proxy, and such proxy may be granted in writing, by means of electronic transmission; or as otherwise permitted by applicable law.

Quorum for Shareholder Meetings

Under the Bylaws of the Acquired Fund, a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. At any meeting of shareholders where a quorum is present, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum, the shareholders may continue to transact business until adjournment if any action is approved by at least a majority of the shares required to form a quorum. Under the Acquiring Fund Trust Instrument and Bylaws, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote, which represent more than 50% of the total combined net asset value of all shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of any business at a meeting.

Adjournment of Shareholder Meetings

Under the Bylaws of the Acquired Fund, in the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy. Under the Acquiring Fund Trust Instrument and Bylaws, any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present.

Removal of Directors/Trustees by Shareholders

Under the Acquired Fund’s Bylaws and Maryland law, the shareholders may remove any director, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors. Under the Acquiring Fund Trust Instrument, any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding.

Personal Liability of Shareholders

Under Maryland law, with respect to the Acquired Fund, a shareholder generally is not liable for the liabilities of a corporation except for any unpaid or other consideration for stock, unless Maryland law otherwise provides for liability. Under Maryland law, the dissolution of a corporation does not relieve any director, officer or shareholder from any liability imposed on them by law. Under Maryland law, a director who is held liable for an unlawful distribution is entitled to contribution from each shareholder for the amount the shareholder accepted, knowing the distribution was made in violation of the corporation’s Articles of Incorporation or Maryland law. Under Delaware law, with respect to the Acquiring Fund, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to shareholders of private corporations for profit organized under the Delaware General Corporation Law. In addition, a shareholder who has relied in good faith on the provisions of the governing instrument of a statutory trust shall not be liable for breach of fiduciary duty to the trust, any trustee, another shareholder or other person bound by such governing instrument.

Rights of Inspection

Under the Acquired Fund’s Bylaws and Maryland law, the share register, accounting books and records, Bylaws as amended to date, minutes of proceedings of the shareholders, and voting trust agreements on file at the Acquired Fund’s principal office are required to be open to inspection and copying by any shareholder at any time during usual business hours upon written demand on the Acquired Fund, for a purpose reasonably related to such shareholder’s interest as a shareholder Such inspection and copying may be made in person or by an agent or attorney. If any record subject to inspection is not maintained in written form, a request for inspection is not complied with unless and until the Acquired Fund, at its expense, makes such record available in written form. Under Delaware law, each shareholder has the right, subject to such reasonable standards (including standards governing what information and documents are to be furnished at what time and location and at whose expense) as may be established by the Trustees, to the following documents: (i) a copy of the governing instrument and certificate of trust and all amendments thereto, together with copies of any written powers of attorney pursuant to which the governing instrument and any certificate and any amendments thereto have been executed; (ii) a current list of the name and last known business, residence or mailing address of each shareholder and Trustee; (iii) information regarding the business and financial condition of the Trust; and (iv) other information regarding the affairs of the Trust as is just and reasonable. A requesting shareholder may obtain such information from time to time upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a beneficial owner of the Trust.

Liquidation and Dissolution

Under Maryland law, with respect to the Acquired Fund, if there is any stock entitled to be voted on the dissolution outstanding or subscribed for, a voluntary dissolution of the Acquired Fund shall be approved by resolution of a majority of the entire Board of Directors and by the affirmative vote of 2/3 of all the votes entitled to be cast on the matter. If there is no such stock outstanding or subscribed for, the dissolution shall be approved by resolution of a majority of the entire Board of Directors. Upon dissolution, the Directors or the receiver may notify the shareholders to prove their interests within a specified time that is at least 60 days after the date of the notice. After the expiration of the time specified in the notice, the Directors or the receiver may distribute to each shareholder who has proved his interest his proportionate share of the assets, reserving the shares of those who have not proved their interests. From time to time the directors or the receiver may distribute a proportionate share to any shareholder who has proved his interest since the prior distribution. No earlier than 3 years from the date of the original notice, the Directors or receiver may distribute all surplus assets to the shareholders who have proved their interests and are entitled to distribution. After the final distribution, the interest of any shareholder who has not proved his interest is forever barred and foreclosed. Under the Acquiring Fund Trust Instrument and Delaware law, the Trust may be terminated at any time by the Trustees upon prior written notice to the shareholders. Any series (or class) may be terminated at any time by the Trustees upon prior written notice to the shareholders of that Series (or class). Upon dissolution, the Trust shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known and unknown (which, based on facts known to the Trust, are likely to arise within 10 years after the date of dissolution). All claims and obligations shall be paid in full or, if there are insufficient assets, they shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent assets are available. Any remaining assets will be distributed to the shareholders.

Director/Trustee Power to Amend Constituent Documents

Under the Bylaws of the Acquired Fund and Maryland law, an amendment and/or restatement of the Articles of Incorporation must be approved by the Board of Directors and the affirmative vote of 2/3 of all the votes entitled to be cast on the matter. However, a majority of the Board of Directors, without action by the shareholders, may amend the Articles of Incorporation (i) to increase or decrease the aggregate number of shares of stock of the Acquired Fund or the number of shares of stock of any class that the Acquired Fund has authority to issue, or (ii) to effect a reverse stock split that results in a combination of shares of stock at a ratio of not more than 10 shares of stock into 1 share of stock in any 12-month period. Subject to the right of shareholders to adopt, amend or repeal bylaws, the Directors may adopt, amend or repeal any bylaw. Following the issuance of shares, the Directors may not adopt a bylaw amendment that changes the authorized number of directors. Under the Acquiring Fund Trust Instrument and Delaware law, the Trustees may amend the Declaration of Trust at any time for any purpose as the Trustees may determine. The Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. The Trustees may adopt, amend and repeal By-Laws not inconsistent with the Declaration of Trust.

Appendix G

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of October     , 2012, among DREXEL HAMILTON MUTUAL FUNDS, a Delaware business trust, with its principal place of business at 45 Rockefeller Plaza, Suite 2000, New York, NY 10111 (“Trust”), on behalf of Drexel Hamilton Centre American Equity Fund, a segregated portfolio of assets (“series”) thereof (“Acquiring Fund”), AMERISTOCK MUTUAL FUND, INC., a Maryland corporation, with its principal place of business at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 (“Acquired Fund”), and, solely for purposes of paragraphs 3.5, 6 and 7, DREXEL HAMILTON INVESTMENT PARTNERS, LLC, Acquiring Fund’s investment adviser (“Acquiring Fund Manager”), with its principal place of business at 45 Rockefeller Plaza, Suite 2000, New York, NY 10111, and, solely for purposes of paragraphs 3.4, 6 and 7, AMERISTOCK CORPORATION, with its principal place of business at 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502 (“Acquired Fund Manager”). (Each of Trust and Acquired Fund is sometimes referred to herein as an “Investment Company,” and each of Acquiring Fund and Acquired Fund is sometimes referred to herein as a “Fund.”)

WHEREAS, each Investment Company wishes to effect a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “Section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).

WHEREAS, the reorganization will involve (1) Acquired Fund transferring all its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest (“Shares”) in Acquiring Fund and Acquiring Fund’s assumption of all of Acquired Fund’s liabilities, (2) Acquired Fund distributing Acquiring Fund shares to Acquired Fund’s shareholders in exchange for their shares therein and in connection with the complete liquidation thereof, and (3) the dissolution of Acquired Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).

WHEREAS, each Investment Company’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the applicable Fund.

WHEREAS, Acquired Fund currently offers only one class of shares of common stock (“Acquired Fund Shares”), and Acquiring Fund currently offers only one class of shares (“Acquiring Fund Shares”).

NOW, THEREFORE, in consideration of the mutual promises contained herein, each Investment Company agrees as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Acquired Fund’s shareholders and the terms and conditions set forth herein, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefore, Acquiring Fund shall:

(a)	issue and deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares with an aggregate net asset value (“NAV”) equal to the value of the Assets that Acquired Fund transferred to Acquiring Fund, less Acquired Fund’s Liabilities that Acquiring Fund assumes, and

(b)	assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records — Acquired Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Acquired Fund’s books at that time. Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Trust.

1.3. The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, whether or not determinable at the Effective Time, and whether contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.3(f)). Notwithstanding the foregoing, Acquired Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before or as of the Effective Time.

1.4. Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, Acquired Fund will declare to Acquired Fund shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (i) all the excess of (A) Acquired Fund’s investment income excludable from gross income under Section 103(a) of the Code over (B) Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (iii) all of Acquired Fund’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on June 30, 2012, and for the short taxable year beginning on July 1, 2012 and ending on the date of Closing. Such dividends will be declared and paid as permitted under applicable laws, rules and/or regulations, including, without limitation, to ensure continued qualification of Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute all Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), pro rata in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefore, and shall completely liquidate. That distribution shall be accomplished by Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares with an aggregate net asset value equal to the value of the Assets that Acquired Fund transferred to Acquiring Fund, less Acquired Fund’s Liabilities that Acquiring Fund assumed. The value of the Assets transferred to, and Liabilities assumed by, Acquiring Fund shall be the value of such Assets, and amount of such Liabilities, after the declaration and payment of any dividends and/or other distributions on the date of the Closing, determined using the valuation policies and procedures, described in Acquired Fund’s registration statement and that comply with the requirements of the 1940 Act. The aggregate value of Acquiring Fund shares received by an Acquired Fund Shareholder and held by the Acquired Fund Shareholder immediately after the Reorganization will be equal to the aggregate value of such Shareholder’s shares of Acquired Fund held immediately prior to the Reorganization. Ownership of the Acquiring Fund Shares will be shown on the books and records of the Trust’s transfer agent. All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s shareholder records. Trust shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on the issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefore shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, Returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority is and shall remain its responsibility up to and including the date on which it is dissolved or its affairs completely wound-up (whichever is later). Any reporting responsibility of Acquiring Fund to a public authority, including the responsibility for filing regulatory reports, Returns and other documents with the Commission, any state securities commission, any federal, state, and local tax authorities, and any other regulatory authority, is and shall remain its responsibility.

1.8. After the Effective Time, Acquired Fund shall not conduct any business except in connection with its dissolution and termination of its registration. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within ninety (90) days after the Effective Time, (a) Acquired Fund shall be dissolved and (b) Acquired Fund shall make all filings and take all other actions in connection therewith necessary and proper to effect that dissolution and de-registration as an investment company under the 1940 Act.

1.9 Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by Acquiring Fund, and of and by the Trust on behalf of Acquiring Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of Acquiring Fund only, (2) all rights and benefits created hereunder in favor of Acquiring Fund shall inure to and be enforceable by the Trust on behalf of Acquiring Fund, and (3) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by Acquiring Fund or the Trust of Acquiring Fund’s agreements, covenants, representations, warranties, actions, and obligations set forth herein.

2.	CLOSING AND EFFECTIVE TIME

2.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on December 28, 2012 (“Effective Time”), provided that, if the conditions to Closing set forth in paragraph 5 shall not have been satisfied or (to the extent capable of being waived) waived, the Closing shall take place simultaneously as of immediately after the Effective Time on a date mutually agreed upon by the parties. The Closing shall be held at Trust’s offices or at such other place as to which the Investment Companies agree.

2.2. Acquired Fund shall cause the custodian of Acquired Fund’s Assets (“Acquired Fund Custodian”) (a) to make Acquired Fund’s Assets available to Trust (or to its custodian (“Acquiring Fund Custodian”), if Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the Acquiring Fund Custodian for Acquiring Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Acquired Fund Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Acquired Fund’s Assets are deposited, in the case of Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. Acquired Fund shall also direct the Acquired Fund Custodian to deliver to Trust at the Closing an authorized officer’s certificate (A) stating that pursuant to proper instructions provided to the Acquired Fund Custodian by Acquired Fund, the Acquired Fund Custodian has delivered all of Acquired Fund’s portfolio securities, cash, and other Assets to the Acquiring Fund Custodian for Acquiring Fund’s account and (B) attaching a schedule setting forth information (including the adjusted basis and holding period, by lot) concerning the Assets. The Acquiring Fund Custodian shall certify to Trust and Acquired Fund that such information, as reflected on Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Acquired Fund Custodian and that Acquiring Fund Custodian has received, or otherwise has custody of, all such Assets of Acquired Fund.

2.3. Acquired Fund shall deliver, or shall direct its transfer agent to deliver, to Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, at the Effective Time, certified by Acquired Fund’s Secretary or Assistant Secretary or by its transfer agent, as applicable. Trust shall deliver, or direct its transfer agent to deliver at the Closing or on the Monday following the Closing to Acquired Fund an authorized officer’s certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquired Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to Acquired Fund’s account on those records at that time and thereafter transferred to the Shareholders’ accounts in accordance with paragraph 1.5.

2.4. Acquired Fund shall deliver to Trust and Acquiring Fund Manager, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, that is being carried on Acquired Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Acquired Fund or otherwise, as determined within 5 days before the closing, by Acquired Fund in accordance with the portfolio valuation methods described in its registration statement and that comply with the requirements of the 1940 Act.

2.5. At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, assumptions, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties such Investment Company made in this Agreement are true and correct in all material respects (or, if a representation and warranty already contains a materiality qualifier, in all such respects) at the Effective Time, except as they may be affected by the transactions contemplated hereby and, except as any failure of such representations and warranties to be true and correct in all material respects (or in all respects, as the case may be) would not have a material and adverse effect on the other Investment Company. For purposes of this paragraph and any other provisions of this Agreement where a material adverse change, material adverse effect, or material and adverse effect is relevant, a material adverse change, material adverse effect or material and adverse effect shall not include effects or changes arising out of, or resulting from: (1) a decline in NAV per share due to declines in market values of portfolio securities or investments, the discharge of liabilities, or the redemption of shares by shareholders; (2) payment of normal operating expenses, dividends and capital gain distributions, (3) changes in applicable laws, rules and/or regulations or generally accepted accounting principals (as consistently applied in the United States, “GAAP”); (4) the public announcement of this Agreement or the transactions contemplated hereby; (5) actions required by this Agreement; (6) any national or international political or social event or circumstance, such as acts or war (whether or not declared), sabotage, terrorism, military actions or other force majeure events; (7) changes affecting generally the investment management industry in which the Investment Companies operate, or changes in general U.S. economic or market conditions, in each case which do not have a disproportionate impact or affect on Acquired Fund or Acquiring Fund (as applicable); or (8) any change that is consented to in writing by the parties.

2.6 In the event that on the scheduled date of the Closing, trading or the reporting of trading on the New York Stock Exchange or other relevant exchange shall be disrupted so that accurate appraisal of the value of the Assets is impracticable, the date of the Closing shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.	REPRESENTATIONS AND WARRANTIES

3.1. Acquired Fund represents and warrants to Trust, on Acquiring Fund’s behalf, as follows:

(a) Acquired Fund (1) is a corporation that is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland (“Maryland”), and its Articles of Incorporation, dated

June 12, 1995, as amended (“Charter”), are on file with the office of the Secretary of State of Maryland, and true and complete copies of each of the organizational documents of Acquired Fund have been made available to Acquiring Fund Manager by Acquired Fund or Acquired Fund Manager, (2) is duly qualified and authorized to transact business as a foreign entity and is in good standing under the laws of each jurisdiction in which such qualification is necessary as a result of the conduct of its business or the owning or leasing of its properties, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, business, assets or liabilities of Acquired Fund; (3) is duly registered with the Commission as an open-end management investment company under the 1940 Act and such registration has not been revoked or rescinded and is and will be in full force and effect as of the Effective Time; (4) has registered the Acquired Fund Shares under the 1933 Act and such registration has not been revoked or rescinded and is and will be in full force and effect as of the Effective Time; (5) has all requisite power and authority to own the assets that it now owns and to carry on its business as it is now being conducted; and (6) has the power, and all necessary federal, state and local authorizations, to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Fund’s Board; and, subject to the approval of this Agreement by the shareholders of Acquired Fund, this Agreement constitutes a valid and legally binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, general principles of equity and public policy.

(c) At the Effective Time, Acquired Fund will have good and marketable title to the Assets for Acquired Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (other than encumbrances disclosed in writing by Acquired Fund to Acquiring Fund, which encumbrances Acquiring Fund agreed would not materially impair Acquiring Fund’s ownership of the Assets after the Closing); and on delivery and payment for the Assets, Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (other than any restrictions arising out of or created by any act or omission of Trust or Acquiring Fund).

(d) Acquired Fund is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) (A) a material conflict with or material violation of any provision of Maryland law or any other domestic or foreign federal, state or other constitution, statute, law, ordinance, rule, administrative code, administrative interpretation, regulation, order, consent, writ, injunction, directive, judgment, decree, policy, ordinance, decision, guideline or other requirement of (or agreement with) (i) any country or any federal, state, local, foreign or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private), (ii) any self-regulatory organization, or (iii) any political subdivision of any of the foregoing (each of the foregoing in clauses (i), (ii) and (iii) being a “Governmental Agency”), (B) a material conflict with or material violation of any provision of the Acquired Fund’s Charter or Bylaws (as amended), or (C) conflict with, result in a breach or violation of, give rise to or constitute a default (or an event which, with the lapse of time, the giving of notice, or both, would constitute an event of default) under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under, any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund is a party, by which it is bound, or to which any of Acquired Fund’s material property or assets are subject (except, in the case of any Undertaking, for violations that would not, individually or in the aggregate, reasonably be expected to (i) adversely affect the validity or enforceability of this Agreement, (ii) have a material adverse effect on Acquired Fund, or

(iii) prevent or materially impair the ability of Acquired Fund to consummate the transactions contemplated by this Agreement), or (2) the acceleration of any obligation, or the imposition of any penalty, that will not be satisfied or discharged by Acquired Fund by the Closing under any Undertaking, judgment, or decree to which Acquired Fund is a party or by which it is bound.

(e) Acquired Fund is, and has heretofore been, operated in compliance in all material respects with all requirements of applicable laws, rules and/or regulations.

(f) The value of the net assets of Acquired Fund and net asset value per share of Acquired Fund Shares have been determined and are being determined using valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of any applicable laws, rules and/or regulation.

(g) There is no litigation, administrative proceeding or other action pending or to Acquired Fund’s actual knowledge threatened against Acquired Fund or any of its affiliates, and there is no order, decision, judgment, writ, injunction, decree, ruling, charge, award or other determination of any Governmental Agency to which Acquired Fund or any of its affiliates is a party, or relating to Acquired Fund or involving its properties or assets, which is unsatisfied or which requires continuing compliance therewith by Acquired Fund (except in each case to the extent generally applicable to all similarly situated mutual funds). To Acquired Fund’s actual knowledge, no investigation of or before any Governmental Agency is presently pending or threatened against Acquired Fund or any of its properties or assets. Additionally, Acquired Fund does not have actual knowledge of any facts that are reasonably likely to form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any Governmental Agency that materially and adversely affects Acquired Fund’s business or Acquired Fund’s ability to consummate the transactions contemplated hereby.

(h) Acquired Fund or Acquired Fund Manager has, prior to the date of this Agreement, made available to Acquiring Fund Manager copies of the most recent audited and unaudited financial statements of Acquired Fund (the “Acquired Fund Financial Statements”). Each of the Acquired Fund Financial Statements fairly presents in all material respects Acquired Fund’s financial condition in accordance with GAAP, and the results of operations and changes in net assets of Acquired Fund, as of the dates thereof, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

(i) The annual report to shareholders of Acquired Fund with respect to Acquired Fund’s most recently completed fiscal year and all other documents filed subsequent to such fiscal year end under Section 30(a) or 30(b) of the 1940 Act, in each case in the form filed with the Commission or delivered to shareholders (each, a “Acquired Fund Financial Report”), did not, as of their respective dates (without giving effect to any amendment thereto filed after the date hereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or are made, not misleading, and (B) each of the financial statements contained in or incorporated by reference into the Acquired Fund Financial Reports (including the related notes and schedules thereto) fairly presents in all material respects the financial position of Acquired Fund in accordance with GAAP as of its date, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

(j) The prospectus and statement of additional information and any amendment or supplement thereto (collectively, the “Acquired Fund Prospectus”) of Acquired Fund used as of the date of this Agreement to offer shares of Acquired Fund has been made available to Acquiring Fund Manager prior to the date of this Agreement. Each Acquired Fund Prospectus used as of the date of this Agreement to offer shares of Acquired Fund has been prepared, and/or been filed with the Commission, in compliance in all material respects with the requirements of all applicable laws, rules and/or regulations, including the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the

Commission thereunder, and such Acquired Fund Prospectus did not at the time they were used or filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. Acquired Fund has, to the extent required by any laws, rules and/or regulations, timely filed the Acquired Fund Prospectus and all material financial statements, forms, reports, sales literature and advertising, and any other documents required to be filed with any applicable governmental authority (the “Acquired Fund Reports”). The Acquired Fund Reports have been prepared in compliance in all material respects with the requirements of applicable laws, rules and/or regulations.

(k) All issued and outstanding Acquired Fund Shares have been duly and validly issued, are fully paid and nonassessable, and were not issued in violation of preemptive or similar rights or applicable laws, rules and/or regulations. All outstanding Acquired Fund Shares that were registered under the 1933 Act have been sold in all material respects pursuant to an effective registration statement filed thereunder (and, where applicable, under the 1940 Act) and are qualified in all material respects for sale, or an exemption from any requirement to so qualify is in full force and effect, in each state and territory of the United States and the District of Columbia and in any foreign jurisdiction to the extent required under applicable laws, rules and/or regulations and no such registration statement contained at the time it was used or filed any untrue statement of a material fact, failed to state at the time it was used or filed a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading, or is subject to any stop order or similar order restricting its use. All issued and outstanding Acquired Fund Shares will, at the Effective Time, be held (directly or beneficially, including, without limitation, in omnibus accounts) by or on behalf of the persons and in the amounts set forth on Acquired Fund’s shareholder records, as provided in paragraph 2.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares.

(l) Acquired Fund is not party to or subject to any material contract which is in violation, breach or event of default, or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder, on the part of Acquired Fund, or to Acquired Fund Manager’s actual knowledge, any other Person. All investment advisory services rendered to Acquired Fund by Acquired Fund Manager and its affiliated persons have been rendered by them pursuant to contracts that were approved by the board of directors of Acquired Fund and annually continued in effect by such board where such approval and annual continuances are required under applicable laws, rules and/or regulations and, to the extent so required, the holders of shares in Acquired Fund. At or before the Effective Time, either (1) all material contracts and other commitments of Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Acquiring Fund’s assumption of any Liabilities of Acquired Fund thereunder will be made, without either Acquired Fund or Acquiring Fund incurring any penalty with respect thereto and without diminishing or releasing in any material respect any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing.

(m) Acquired Fund has written policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act that are reasonably designed to prevent, detect and correct material violations of the Federal Securities Laws, as such term is defined in Rule 38a-1(e)(1) under the 1940 Act. In the past three years, there have been no Material Compliance Matters, as such term is defined in Rule 38a-1(e)(2) under the 1940 Act, for Acquired Fund, other than those which have been reported to Acquired Fund’s board of directors and remedied consistent with applicable laws, rules and/or regulations and to the satisfaction of Acquired Fund’s board of directors.

(n) Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, “Acquired Fund Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2012, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with GAAP; and those Acquired Fund Statements and Acquired Fund’s unaudited financial statements at and for the six months ended December 31, 2011 (copies of which Acquired Fund has furnished to Trust), present fairly, in all material respects, Acquired Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and Acquired Fund does not have actual knowledge of any contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein.

(o) Since June 30, 2012, there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred.

(p) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Acquired Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to Acquired Fund’s actual knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and, to Acquired Fund’s actual knowledge, Acquired Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder. Acquired Fund is not liable for taxes of any person or entity other than itself and is not a party to any tax sharing or allocation agreement. Acquired Fund also has not been granted any waiver, extension or comparable consent regarding the applicable of the statute of limitations with respect to any taxes or Return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or Return.

(q) Acquired Fund is classified as a corporation for federal income tax purposes; for each taxable year of its operation (including its current taxable year), Acquired Fund has (i) elected to be treated as a “regulated investment company” (as defined in Section 851(a) of the Code) (“RIC”) for United States federal income tax purposes effective as of the first day of its first taxable year; (ii) qualified as a RIC for each of its taxable years pursuant to Section 851 of the Code; (iii) not relied on the cure provisions of Section 851(d) of the Code in order to so qualify, and (iv) not been subject to the excise tax of Section 4982 of the Code for any taxable year. Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982; and Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; Except as otherwise set forth in this Agreement or in the Returns of Acquired Fund, Acquired Fund has not been and is not (A) subject to income, corporate franchise or similar Taxes in any state or (B) subject to tax on a net income basis in any non-U.S. jurisdiction. The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations set forth in this subparagraph.

(r) Acquired Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business.

(s) Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A)).

(t) To the extent required by applicable laws, rules and/or regulations, Acquired Fund has adopted written anti-money laundering programs and written customer identification programs that comply in all material respects with applicable laws, rules and/or regulations and has complied with the terms of such programs in all material respects.

(u) The written information to be furnished by or on behalf of Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and written information in the Registration Statement (as defined in paragraph 3.3(a)) provided by or on behalf of, or approved by, Acquired Fund, its adviser and service providers, and each of their directors/trustees, officers and agents for inclusion therein (other than written information provided by or on behalf of, or approved by, Trust, Acquiring Fund, Acquiring Fund Manager, its sub-adviser and service providers, and each of their trustees/directors, officers and agents, for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(v) Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Trust. There are no legal or governmental actions, or to Acquired Fund’s actual knowledge, any investigations or inquiries pending or threatened or proceedings pending or, to Acquired Fund’s actual knowledge, threatened against Acquired Fund, that would question the right, power or capacity of (i) Acquired Fund to conduct its business as conducted now or at any time in the past, or (ii) Acquired Fund’s ability to consummate the transactions contemplated by this Agreement;

(w) The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(x) Acquired Fund, or its service providers, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by Acquired Fund to such Shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Shareholder as provided by Section 3406 of the Code and the regulations thereunder; and

(y) No significant deficiency, material weakness, fraud, or other factor within the fifth certification in Form N-CSR that is reasonably likely to adversely affect the internal controls of Acquired Fund has been disclosed or is (or will be) required to be disclosed in Acquired Fund’s reports on Form N-CSR, and, to Acquired Fund’s actual knowledge, there are no factors relating to any such deficiency, weakness, fraud, or other factor respecting Acquired Fund that would be required to be disclosed in Acquiring Fund’s Form N-CSR after the Closing Date.

3.2. Trust, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund as follows:

(a) Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the State of Delaware (“Delaware”), its Certificate of Trust is on file with the State of Delaware, and true and complete copies of each of the organizational documents of Trust, including the Amended and Restated Declaration of Trust, dated June 22, 2012 (“Declaration”), have been made available to Acquired Fund Manager by Trust or Acquiring Fund Manager, (2) is duly qualified and authorized to transact business as a foreign entity and is in good standing under the laws of each jurisdiction in which such qualification is necessary as a result of the conduct of its business or the owning or leasing of its properties, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations, business, assets or liabilities of Acquiring

Fund; (3) is duly registered with the Commission as an open-end management investment company under the 1940 Act and such registration has not been revoked or rescinded and is and will be in full force and effect as of the Effective Time, (4) has registered the Acquiring Fund Shares under the 1933 Act and such registration has not been revoked or rescinded and is and will be in full force and effect as of the Effective Time, (5) has all requisite power and authority to own the assets that it now owns and to carry on its business as it is now being conducted, and (6) has the power, and all necessary federal, state and local authorizations, to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) Acquiring Fund is a duly established and designated series of Trust.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable against Trust with respect to Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, general principles of equity and public policy.

(d) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(e) Trust, with respect to Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) (A) a material conflict with or material violation of any provision of Delaware law or any other domestic or foreign federal, state or other constitution, statute, law, ordinance, rule, administrative code, administrative interpretation, regulation, order, consent, writ, injunction, directive, judgment, decree, policy, ordinance, decision, guideline or other requirement of (or agreement with) any Governmental Agency, (B) a material conflict with or material violation of any provision of the Declaration or Bylaws (as amended), or (C) conflict with, result in a breach or violation of, give rise to or constitute a default (or an event which, with the lapse of time, the giving of notice, or both, would constitute an event of default) under, or create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under, any Undertaking to which Trust with respect to Acquiring Fund is a party, by which it is bound, or to which any of Acquiring Fund’s material property or assets are subject (except, in the case of any Undertaking, for violations that would not, individually or in the aggregate, reasonably be expected to (i) adversely affect the validity or enforceability of this Agreement, (ii) have a material adverse effect on Trust or Acquiring Fund, or (iii) prevent or materially impair the ability of Trust or Acquiring Fund to consummate the transactions contemplated by this Agreement), or (2) the acceleration of any obligation, or the imposition of any penalty, that will not be satisfied or discharged by Trust with respect to Acquiring Fund by the Closing under any Undertaking, judgment, or decree to which Trust, on Acquiring Fund’s behalf, is a party or by which it is bound.

(f) Trust and Acquiring Fund are, and have heretofore been, operated in compliance in all material respects with all requirements of applicable laws, rules and/or regulations.

(g) The value of the net assets of Acquiring Fund and net asset value per share of Acquiring Fund Shares have been determined and are being determined using valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of any applicable laws, rules and/or regulations.

(h) There is no litigation, administrative proceeding or other action pending or to Trust’s actual knowledge threatened against Trust or Acquiring Fund or any of their affiliates, and there is no order, decision, judgment, writ, injunction, decree, ruling, charge, award or other determination of any Governmental Agency to which Trust or Acquiring Fund or any of their affiliates is a party, or relating to Trust or Acquiring Fund or involving Acquiring Fund’s properties or assets, which is unsatisfied or which requires continuing compliance therewith by Trust or Acquiring Fund (except in each case to the extent generally applicable to all similarly situated mutual funds). To Trust’s actual knowledge, no investigation of or before any Governmental Agency is presently pending or threatened against Trust, or against Trust with respect to Acquiring Fund, or any of Acquiring Fund’s properties or assets. Additionally, Trust does not have actual knowledge of any facts that are reasonably likely to form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any Governmental Agency that materially and adversely affects Trust’s or Acquiring Fund’s business or Trust’s ability (including on behalf of Acquiring Fund) to consummate the transactions contemplated hereby.

(i) Acquiring Fund or Acquiring Fund Manager has, prior to the date of this Agreement, made available to Acquired Fund Manager copies of the most recent audited and unaudited financial statements of Acquiring Fund (the “Acquiring Fund Financial Statements”). Each of the Acquiring Fund Financial Statements fairly presents in all material respects Acquiring Fund’s financial condition in accordance with GAAP, and the results of operations and changes in net assets of Acquiring Fund, as of the dates thereof, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

(j) Any annual report to shareholders of Acquiring Fund with respect to Acquiring Fund’s most recently completed fiscal year and all other documents filed subsequent to such fiscal year end under Section 30(a) or 30(b) of the 1940 Act (including Acquiring Fund’s most recent semi-annual report to shareholders), in each case in the form filed with the Commission or delivered to shareholders (each, an “Acquiring Fund Financial Report”), did not, as of their respective dates (without giving effect to any amendment thereto filed after the date hereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were or are made, not misleading, and (B) each of the financial statements contained in or incorporated by reference into the Acquiring Fund Financial Reports (including the related notes and schedules thereto) fairly presents in all material respects the financial position of Acquiring Fund in accordance with GAAP as of its date, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

(k) The prospectus and statement of additional information and any amendment or supplement thereto (collectively, the “Acquiring Fund Prospectus”) of the Trust with respect to the Acquiring Fund used as of the date of this Agreement to offer shares of Acquiring Fund has been made available to Acquired Fund Manager prior to the date of this Agreement. Each Acquiring Fund Prospectus used as of the date of this Agreement to offer shares of Acquiring Fund has been prepared, and/or been filed with the Commission, in compliance in all material respects with the requirements of all applicable laws, rules and/or regulations, including the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and such Acquiring Fund Prospectus did not at the time they were used or filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. Trust, with respect to Acquiring Fund, has, to the extent required by any laws, rules and/or regulations, timely filed the Acquiring Fund Prospectus and all material financial statements, forms, reports, sales literature and advertising, and any other documents required to be filed with any applicable governmental authority (the “Acquiring Fund Reports”). The Acquiring Fund Reports have been prepared in compliance in all material respects with the requirements of applicable laws, rules and/or regulations.

(l) All issued and outstanding Acquiring Fund Shares have been duly and validly issued, are fully paid and nonassessable, and were not issued in violation of preemptive or similar rights or applicable laws, rules and/or regulations. All outstanding Acquiring Fund Shares that were registered under the 1933 Act have been sold in all material respects pursuant to an effective registration statement filed thereunder (and, where applicable, under the 1940 Act) and are qualified in all material respects for sale, or an exemption from any requirement to so qualify is in full force and effect, in each state and territory of the United States and the District of Columbia and in any foreign jurisdiction to the extent required under applicable laws, rules and/or regulations and no such registration statement contained at the time it was used or filed any untrue statement of a material fact, failed to state at the time it was used or filed a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading, or is subject to any stop order or similar order restricting its use. Trust or Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares. The Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof at the Effective Time will be duly and validly issued, fully paid and nonassessable, not issued in violation of preemptive or similar rights or applicable laws, rules and/or regulations, registered under the 1933 Act, sold pursuant to an effective registration statement filed under the 1933 Act (and, where applicable, the 1940 Act), qualified in all material respects for sale in each state and territory of the United States and the District of Columbia and in any foreign jurisdiction to the extent required under applicable laws, rules and/or regulations, and not subject to any stop order or similar order restricting use.

(m) Trust with respect to Acquiring Fund is not party to or subject to any material contract which is in violation, breach or event of default, or event or condition that, after notice or lapse of time or both, would constitute a violation, breach or event of default thereunder, on the part of Trust or Acquiring Fund, or to Acquiring Fund Manager’s actual knowledge, any other Person. All investment advisory services rendered to Trust with respect to Acquiring Fund by Acquiring Fund Manager and its affiliated persons have been rendered by them pursuant to contracts that were approved by the board of trustees of Trust and annually continued in effect by such board where such approval and annual continuances are required under applicable laws, rules and/or regulations and, to the extent so required, the holders of shares in Acquiring Fund.

(n) Trust, with respect to Acquiring Fund, has written policies and procedures adopted pursuant to Rule 38a-1 of the 1940 Act that are reasonably designed to prevent, detect and correct material violations of the Federal Securities Laws, as such term is defined in Rule 38a-1(e)(1) under the 1940 Act. Since the inception of Acquiring Fund, there have been no Material Compliance Matters, as such term is defined in Rule 38a-1(e)(2) under the 1940 Act, for Acquiring Fund, other than those which have been reported to Trust’s board of trustees and remedied consistent with applicable laws, rules and/or regulations and to the satisfaction of Trust’s board of trustees.

(o) Acquiring Fund’s Financial Statements as of August 31, 2011, have been audited by Rothstein Kass, an independent registered public accounting firm, and are in accordance with GAAP; and those Statements and Acquiring Fund’s unaudited financial statements at and for the six months ended March 31, 2012 (copies of which Acquired Fund has furnished to Trust), present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and Acquiring Fund does not have actual knowledge of any contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein.

(p) Since March 31, 2012 there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurred by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred.

(q) All federal and other Returns, dividend reporting forms, and other tax-related Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the Trusts’ actual knowledge, with respect to Acquiring Fund, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and, to the Trust’s actual knowledge, Acquiring Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemption of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder. Acquiring Fund is not liable for taxes of any person or entity other than itself and is not a party to any tax sharing or allocation agreement. Acquiring Fund also has not been granted any waiver, extension or comparable consent regarding the applicable of the statute of limitations with respect to any taxes or Return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or Return.

(r) Acquiring Fund is classified as a corporation for federal income tax purposes; for each taxable year of its operation (including its current taxable year), Acquiring Fund has (i) elected to be treated as a RIC for United States federal income tax purposes effective as of the first day of its first taxable year; (ii) qualified as a RIC for each of its taxable years pursuant to Section 851 of the Code; (iii) not relied on the cure provisions of Section 851(d) of the Code in order to so qualify, and (iv) not been subject to the excise tax of Section 4982 of the Code for any taxable year. Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Except as otherwise set forth in this Agreement or in the Returns of Acquiring Fund, Acquiring Fund has not been and is not (A) subject to income, corporate franchise or similar Taxes in any state or (B) subject to tax on a net income basis in any non-U.S. jurisdiction. Neither Trust nor Acquiring Fund have received written notification from any tax authority that asserts a position contrary to any of the representations set forth in this subparagraph.

(s) There is no plan or intention for Acquiring Fund to be dissolved, merged or reorganized into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2)) following the Reorganization. There is no plan or intention for Acquiring Fund (or any person related (as defined in Treasury Regulation Section 1.368-1(e)(4) to Acquiring Fund) to reacquire any Acquiring Fund Shares issued in the Reorganization, either directly or through any transaction, agreement or arrangements with any other person, aside from redemptions in the ordinary course of its business, as required by Section 22(e) of the 1940 Act. Neither Acquiring Fund nor any person related (as defined in Treasury Regulation Section 1.368-1(e)(4)) to Acquiring Fund has owned, directly or indirectly, any Acquired Fund Shares.

(t) Acquiring Fund is not, and immediately after the Effective Time, will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in Section 368(a)(3)(A)); to Trust’s actual knowledge, there is no plan or intention for Acquiring Fund to be under the jurisdiction of a court in “title 11 or similar case (as defined in Section 368(a)(3)(A)).

(u) To the extent required by applicable laws, rules and/or regulations, Trust with respect to Acquiring Fund has adopted written anti-money laundering programs and written customer identification programs that comply in all material respects with applicable laws, rules and/or regulations and Trust and Acquiring Fund have complied with the terms of such programs in all material respects.

(v) The written information to be furnished by or on behalf of Trust with respect to Trust or Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and written information in the Registration Statement provided by or on behalf of, or approved by, the Trust on behalf of Acquiring Fund, Acquiring Fund Manager, its sub-adviser and service providers, and each of their trustees/directors, officers and agents for inclusion therein (other than written information provided or approved by Acquired Fund, its adviser and service providers, and each of their trustees/directors, officers and agents for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(w) Acquiring Fund’s investment operations are and have been since inception to the date hereof and will be in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Acquired Fund. There are no legal or governmental actions, or to the Trust’s actual knowledge, any investigations or inquiries pending or threatened or proceedings pending or, to the Trust’s actual knowledge, threatened against the Trust, or Acquiring Fund, that would question the right, power or capacity of (i) the Trust or Acquiring Fund to conduct its business as conducted now or at any time in the past, or (ii) the Trust’s ability to enter into this Agreement on behalf of Acquiring Fund or Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;

(x) No significant deficiency, material weakness, fraud, or other factor within the fifth certification in Form N-CSR that is reasonably likely to adversely affect the internal controls of Acquiring Fund has been disclosed or is (or will be) required to be disclosed in Acquiring Fund’s reports on Form N-CSR, and, to the Trust’s actual knowledge, there are no factors relating to any such deficiency, weakness, fraud, or other factor respecting the Surviving Fund that would be required to be disclosed in Acquiring Fund’s Form N-CSR after the Closing Date; and

(y) Acquired Fund Shareholders will enjoy the same privileges to transfer and exchange as other current Acquiring Fund Shareholders after the Reorganization consistent with Acquiring Fund’s Prospectus.

3.3. Acquired Fund represents and warrants to Trust, on Acquiring Fund’s behalf, and Trust, on Acquiring Fund’s behalf, represents and warrants to Acquired Fund, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for the execution or performance of this Agreement on each Fund’s behalf, except for (1) Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received, will be made or received prior to the Effective Date, or may be required after the Effective Time;

(b) The aggregate value of the Acquiring Fund Shares each Acquired Fund Shareholder receives in the Reorganization will be equal to the aggregate value of such Shareholder’s Acquired Fund Shares such Shareholder actually or constructively surrenders in exchange therefore;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services or consistent with previously established compensation arrangements; and

(f) No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Acquiring Fund Manager, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its shareholders by Acquiring Fund with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

3.4 Acquired Fund Manager represents to Acquired Fund and Acquiring Fund as follows:

(a) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary corporate action on the part of Acquired Fund Manager; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund Manager, enforceable against Acquired Fund Manager in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, general principles of equity and public policy.

(b) Acquired Fund Manager has provided all information concerning Acquired Fund Manager, Acquired Fund and the Reorganization reasonably necessary for, and as reasonably requested by or on behalf of, the Board of Directors of Acquired Fund and the Board of Trustees of Trust to evaluate the Reorganization.

(c) None of Acquired Fund Manager or any of its respective “interested persons” (as that term is defined in the 1940 Act as interpreted by the Commission), or, to the Acquired Fund Manager’s knowledge, the Board of Directors of Acquired Fund, has any express or implied understanding or arrangement that (i) would impose an “unfair burden” (as that term is defined in the 1940 Act as interpreted by the Commission) on Acquired Fund as a result of or in connection with the Reorganization for the period of time prohibited under the 1940 Act or (ii) would in any way make unavailable to Acquired Fund Manager the benefits of Section 15(f) of the 1940 Act with respect to Acquired Fund, Acquiring Fund or the Reorganization.

(d) All information relating to and provided by or on behalf of Acquired Fund Manager (including information provided by or on behalf of it regarding the Acquired Fund) for inclusion or incorporation by reference in the Form N-14 Registration Statement, any supplement to Acquired Fund’s registration statement (including prospectus), and the statement of additional information to the Form N-14, documents incorporated by reference into the Form N-14, and any other proxy solicitation materials and proxy cards relating to the Reorganization (collectively, the “Proxy Materials”) distributed to the Shareholders of Acquired Fund in connection with the Reorganization, will, to Acquired Fund Manager’s actual knowledge, (i) be true, complete and correct in all material respects, (ii) will not, at the time of the mailing of such Proxy Materials (including any amendments or supplements thereto) or at the time of the special shareholder meeting held in relation thereto, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) will contain all information necessary in order to make the disclosure of information therein satisfy the requirements of applicable law in all material respects.

3.5 Acquiring Fund Manager represents to Acquiring Fund and Acquired Fund as follows:

(a) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary limited liability company action on the part of Acquiring Fund Manager; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund Manager, enforceable against Acquiring Fund Manager in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally, general principles of equity and public policy.

(b) Acquiring Fund Manager has provided all information concerning Acquiring Fund Manager, Acquiring Fund, Trust and the Reorganization reasonably necessary for, and as reasonably requested by or on behalf of, the Board of Directors of Acquired Fund and the Board of Trustees of Trust to evaluate the Reorganization.

(c) None of Acquiring Fund Manager or any of its respective “interested persons” (as that term is defined in the 1940 Act as interpreted by the Commission), or, to the Acquiring Fund Manager’s knowledge, the Board of Trustees of Trust, has any express or implied understanding or arrangement that (i) would impose an “unfair burden” (as that term is defined in the 1940 Act as interpreted by the Commission) on Acquired Fund as a result of or in connection with the Reorganization for the period of time prohibited under the 1940 Act or, (ii) would in any way make unavailable to Acquired Fund Manager the benefits of Section 15(f) of the 1940 Act with respect to Acquiring Fund, Acquired Fund or the Reorganization.

(d) All information relating to and provided by or on behalf of Acquiring Fund Manager (including information provided by or on behalf of it regarding the Acquiring Fund or Trust) for inclusion or incorporation by reference in the Proxy Materials distributed to the Shareholders of Acquired Fund in connection with the Reorganization, will, to Acquiring Fund Manager’s actual knowledge, (i) be true, complete and correct in all material respects, (ii) will not, at the time of the mailing of such Proxy Materials (including any amendments or supplements thereto) or at the time of the special shareholder meeting held in relation thereto, contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (iii) will contain all information necessary in order to make the disclosure of information therein satisfy the requirements of applicable law in all material respects.

4.	COVENANTS

4.1. Acquired Fund covenants to call a meeting of Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2. Acquired Fund covenants that it will reasonably assist Trust in obtaining (or seeking to obtain) information Trust reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

4.3. Acquired Fund covenants that it will make available its books and records pertaining to Acquired Fund (including all books and records maintained under the 1940 Act and the rules and regulations thereunder) to Trust prior to the Closing and will turn over such books and records at, or as soon as practicable (but not later than five business days) after, the Closing, provided that Acquiring Fund shall have access as promptly as practicable (and, in any event, within any time periods required under applicable laws, rules and/or regulations) to such books and records after the Closing.

4.4. Each Investment Company covenants to reasonably cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws. The Trust will file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, and the 1940 Act, as applicable.

4.5. Each Investment Company covenants that it will, from time to time, as and when reasonably requested by the other, execute and deliver or cause to be executed and delivered all bills of sale, assignments, assumptions and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets and Trust’s, on Acquiring Fund’s behalf, assumption of all the Liabilities, and (b) Acquired Fund title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.7. The Trust, with respect to Acquiring Fund, and Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the date of the Closing, it being understood that such ordinary course of business will include, among other normal things, customary dividends and distributions, and shareholder purchases and redemptions.

4.8. Prior to and after the Closing, neither the Trust, on Acquiring Fund’s behalf, nor Acquired Fund, shall take any action inconsistent with the qualification of the Reorganization as a tax-free “reorganization” under Section 368(a).

4.9. Trust, on behalf of Acquiring Fund, agrees that: (a) any minimum investment or account amounts applicable to initial investments in the Acquiring Fund Shares shall be waived with respect to the Acquiring Fund Shares received by the Acquired Fund Shareholders in connection with the Reorganization; and (b) any sales load or charge (e.g., front-end sales load, contingent deferred sales charge or other sales load or charge), exchange fee or redemption fee that is or may become applicable to the Acquiring Fund Shares shall be waived with respect to the Acquiring Fund Shares received by the Acquired Fund Shareholders in connection with the Reorganization.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance, in all material respects, by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) the delivery of the certificates contemplated in paragraph 2.5(b) hereof, and (c) the following further conditions that, at or before that time:

5.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Acquired Fund’s shareholders at the Shareholders Meeting;

5.2. All necessary filings shall have been made with the Commission and state securities authorities and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s actual knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All required consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not have a material adverse effect on either Fund’s assets or properties;

5.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s actual knowledge, threatened to be commenced) before any Governmental Agency in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4. The Investment Companies shall have received an opinion of Seward & Kissel LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Acquired Fund’s distribution of Acquiring Fund Shares to the Shareholders actually or constructively in exchange for their Acquired Fund Shares, will constitute a “reorganization” (as defined in Section 368(a) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code);

(b) Neither Acquired Fund nor Acquiring Fund will recognize any gain or loss upon the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Shareholders in exchange for their Acquired Fund Shares;

(c) Acquiring Fund’s tax basis in each Asset will be the same as Acquired Fund’s tax basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(d) No Acquired Fund Shareholder will recognize any gain or loss on the exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) An Acquired Fund Shareholder’s aggregate tax basis in the Acquiring Fund Shares such Shareholder receives in the Reorganization will be the same as the aggregate tax basis in the Acquired Fund Shareholder’s Acquired Fund Shares such Shareholder actually or constructively surrenders in exchange for those Acquiring Fund Shares, and such Shareholder’s holding period for those Acquiring Fund Shares will include, in each instance, such Shareholder’s holding period for those Acquired Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(f) Acquiring Fund will succeed to and take into account the items of Acquired Fund (e.g., the capital loss carryovers of Acquired Fund), if any, described under Section 381 of the Code, but the use by Acquiring Fund of any such items (e.g., capital loss carryovers) (and of capital loss carryovers of Acquiring Fund) may be subject to limitation under Section 383 of the Code and the Treasury Regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5. At the Effective Time, that certain Transaction Agreement, dated as of the date hereof, between Acquiring Fund Manager and Acquired Fund Manager, closes simultaneously with this Agreement;

5.6. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES; EXPENSE LIMITATION COVENANT

6.1(a) Subject to complying with the representation and warranty contained in paragraph 3.3(e), Acquiring Fund Manager will pay: (i) Acquiring Fund’s legal and accounting fees, including fees of counsel to Acquiring Fund, in connection with the Reorganization; (ii) legal expenses of Acquiring Fund associated with preparing and filing the Registration Statement; and (iii) reasonable expenses relating to the proxy solicitation of Acquired Fund, other than those fees and expenses set forth in paragraph 6.1(b)(ii) below.

(b) Subject to complying with the representation and warranty contained in paragraph 3.3(e), Acquired Fund Manager will pay: (i) Acquired Fund’s legal and accounting fees, including reasonable fees of the counsels to Acquired Fund and its Non-Interested Persons, in connection with the Reorganization (including the Registration Statement and proxy materials); (ii) fees and expenses relating to printing, and mailing to Acquired Fund shareholders, the Registration Statement, any supplement to Acquired Fund’s prospectus and statement of additional information, and any proxy material relating to the solicitation of Acquired Fund shareholders in connection with the Reorganization; and (iii) expenses of holding the Shareholder Meeting (including any adjournments or postponements thereof).

(c) Acquiring Fund Manager and Acquired Fund Manager shall remain liable for the expenses set forth above regardless of whether the transactions contemplated by this Agreement occur, and this paragraph 6 shall survive the Closing and any termination of this Agreement pursuant to paragraph 8. Notwithstanding the foregoing, neither Fund will be responsible for any costs associated with the transactions contemplated by this Agreement, except that each Fund may be responsible for any costs or expenses incurred in connection with the disposition of any portfolio securities that is undertaken to better align the portfolios of the Funds prior to or after the Closing and the costs or expenses incurred in acquiring replacement securities, Acquiring Fund will be responsible for the costs of qualifying the Acquiring Fund Shares for issuance in connection with the Reorganization on an as incurred basis, and expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.2 Acquiring Fund Manager agrees, for a period of two years after the Closing, to waive its fees, reimburse expenses or otherwise limit the total fund expenses of Acquiring Fund (including (but not limited to) investment advisory fees and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, brokerage commissions, litigation and other extraordinary expenses not incurred in the ordinary course of Acquiring Fund’s business) to an annual rate of 1.05% of the average daily net assets of Acquiring Fund.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all prior agreements between the parties or their affiliates with respect to the subject matter hereof. Except for the representations, warranties and covenants in paragraphs 3.4, 3.5 and 6, respectively (which will survive indefinitely in the case of the representations and warranties, and until fully performed in the case of the covenants), the representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, unless a covenant specifically provides that it is to be or can be performed after the Closing (in which case such covenant shall survive until fully performed) or it is otherwise specifically contemplated in this Agreement.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, and such breach is not cured within 30 days of written notice of such breach being provided to the breaching party by a non-breaching party; (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, (d) in the event that either Investment Company’s Board determines in good faith that the consummation of the transactions contemplated under this Agreement is not in the best interest of Acquiring Fund or Acquired Fund (as applicable), and notice is given to the other parties to this Agreement, or (e) if the Closing has not occurred on or before February 28, 2013, or such other date as to which the Investment Companies agree; or

8.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1 or 8.2, absent willful default that is not cured within the 30-day cure period contemplated under paragraph 8.1(a), neither Investment Company (nor its trustees/directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The parties may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Acquired Fund’s Shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have an adverse effect on the Acquired Fund Shareholders’ interests.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Trust, on Acquiring Fund’s behalf, or Acquired Fund, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3. Notice is hereby given that this Agreement is executed and delivered on behalf of each Investment Company’s trustees/directors solely in their capacities as trustees/directors, and not individually, and that such Investment Company’s obligations under this Agreement are not binding on or enforceable against any of such Investment Company’s trustees/directors, officers, shareholders, or series other than Acquiring Fund or Acquired Fund (as applicable) and are only binding on and enforceable against its property attributable to and held for the benefit of Acquiring Fund or Acquired Fund (as applicable) (as applicable, a “Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof or other person. Acquired Fund or the Trust, on behalf of Acquiring Fund, as applicable, in asserting any rights or claims under this Agreement on its behalf, shall look only to the Fund’s Property in settlement of those rights or claims and not to the property of any other series or to the other Investment Company’s trustees/directors, officers, or shareholders.

11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

DREXEL HAMILTON MUTUAL FUNDS, on behalf of its series,
Drexel Hamilton Centre American Equity Fund

By:
Name:
Title:

AMERISTOCK MUTUAL FUND, INC.

By:
Name:
Title:

Solely for purposes of paragraphs 3.4, 6 and 7

AMERISTOCK CORPORATION

By:
Name:
Title:

Solely for purposes of paragraphs 3.5, 6 and 7

DREXEL HAMILTON INVESTMENT PARTNERS, LLC

By:
Name:
Title:

Appendix H

CERTAIN INFORMATION APPLICABLE TO SHARES OF ACQUIRING FUND

The procedures described below apply to the purchase and redemption of Acquiring Fund shares.

Purchase and Redemption Price

Determining Acquiring Fund’s Net Asset Value. The price at which an investor purchases or redeems shares is based on the next calculation of net asset value (“NAV”) after an order is received, subject to the order being received by the Acquiring Fund in good form. The Acquiring Fund’s NAV per share is calculated by dividing the value of the Acquiring Fund’s total assets, less liabilities (including Acquiring Fund expenses, which are accrued daily), by the total number of outstanding shares of the Acquiring Fund. To the extent that the Acquiring Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Acquiring Fund does not price shares, the NAV of the Acquiring Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Acquiring Fund’s shares. The NAV per share of the Acquiring Fund is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange (“NYSE”). The Acquiring Fund does not calculate NAV on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Acquiring Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Acquiring Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Acquiring Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Acquiring Fund’s NAV calculation.

Pursuant to policies adopted by the Trustees, the Acquiring Fund Adviser consults with the Administrator on a regular basis regarding the need for fair value pricing. The Acquiring Fund Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Acquiring Fund’s policies regarding fair value pricing are intended to result in a calculation of the Acquiring Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Acquiring Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Acquiring Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of the Acquiring Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Acquiring Fund’s normal pricing procedures. The performance of the Acquiring Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Acquiring Fund’s normal pricing procedures. To the extent the Acquiring Fund invests in other open-end investment companies that are registered under the 1940 Act, the Acquiring Fund’s NAV calculations are based upon the NAV reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. ETFs in which the Acquiring Fund may invest are valued by the Acquiring Fund at market value, and not upon their NAV. The Trustees are responsible for the fair valuation of the Acquiring Fund’s securities and regularly monitor and evaluate the Acquiring Fund’s use of fair value pricing, and review the results of any fair valuation under Acquiring Fund’s policies.

H-1

Buying or Selling Shares Through a Financial Intermediary

Investors may buy or sell shares of Acquiring Fund through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, an authorized financial intermediary must receive the order before the close of trading on the NYSE that day. The Acquiring Fund will be deemed to have received an order that is in good form when the order is received by an authorized financial intermediary on a business day, and the order will be priced at the Acquiring Fund’s NAV per share (adjusted for any applicable redemption fee) next determined after such receipt. An authorized financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Acquiring Fund on time. An authorized financial intermediary may charge additional transaction fees for its services.

Purchasing Shares

The minimum initial investment amount for Acquiring Fund is $10,000. The minimum subsequent investment amount is $5,000. A purchase order will be effected at the NAV per share of the Acquiring Fund next determined after receipt of the purchase request in “Good Form” (defined below). Purchase requests received by the Acquiring Fund’s Transfer Agent or an authorized financial intermediary (i) before the close of the NYSE on any Business Day, will be effected at the NAV per share of the Acquiring Fund determined on that day or (ii) after close of the NYSE on any Business Day, will be effected at the NAV per share of the Acquiring Fund determined on the next Business Day. Purchase requests must be received in Good Form by the Acquiring Fund’s Transfer Agent or an authorized financial intermediary, where “Good Form” means that the purchase request includes: the name of the Acquiring Fund in which a shareholder wishes to invest; the amount the shareholder wishes to invest; the name in which the shareholder’s account is to be registered (or, in the case of subsequent investments, the shareholder’s account number); the signature of each person in whose name such account is (or is to be) registered; and, payment in full of the purchase amount.

All investments must be made in U.S. dollars. The Acquiring Fund reserves the right to reject, in its sole judgment, any purchase request for any reason.

Purchases of Acquiring Fund shares may be made through certain financial intermediaries who are authorized to receive purchase requests in accordance with the standards described above. Each intermediary may charge a fee or have higher investment minimums.

Investing Directly By Mail

Adding to a Shareholder’s Account: An investor may add to his account with the Acquiring Fund by sending a check, payable to the Drexel Hamilton Centre American Equity Fund, to the Acquiring Fund’s Transfer Agent at the following address: Drexel Hamilton Mutual Funds, P.O. Box 44336, Denver, CO 80201.

The check should be accompanied with a letter that gives the name on the account and the account number. The account number should be included on the check.

Investing Directly By Wire

Adding to a Shareholder’s Account: An investor may add to his account with the Acquiring Fund by requesting that his bank transmit the investment by wire directly to the Acquiring Fund’s Transfer Agent. Please call the Acquiring Fund’s Transfer Agent at 1-855-298-4236 to obtain complete wiring instructions. Please note that banks may charge a fee for wiring funds.

H-2

Appendix I

EXISTING AND PRO FORMA CAPITALIZATION OF THE FUNDS

The following table sets forth the unaudited capitalization of the Acquired Fund and Acquiring Fund as of August 31, 2012, and the unaudited combined capitalization of the Acquiring Fund, on a pro forma basis, as of that date after giving effect to the Reorganization:

(unaudited)	Acquired Fund Shares	Acquiring Fund Shares	Acquiring Fund Pro Forma Combined Shares
Total Net Assets	197,657,382.70	23,599,153.84	221,256,536.54
Shares Outstanding	5,205,869.911	2,052,752.490	19,240,350.986	*
Net Asset Value per Share	$37.97	$11.50	$11.50

*	The pro forma number of shares outstanding of the Acquiring Fund, giving effect to the Reorganization as of August 31, 2012, was calculated by adding the number of shares outstanding of the Acquiring Fund and the number of shares to be issued to shareholders of the Acquired Fund. The number of shares to be issued to the shareholders of the Acquired Fund was calculated by dividing the total net assets of the Acquired Fund by the net asset value per share of the Acquiring Fund.

I-1

Appendix J

OWNERSHIP OF SHARES OF THE ACQUIRED FUND AND ACQUIRING FUND

Acquired Fund

As of November 7, 2012, the Acquired Fund had the following numbers of outstanding shares of stock:

Acquired Fund	Number of Outstanding Shares: 4,931,945.9190

Each share is entitled to one vote.

To the knowledge of the Acquired Fund’s management, as of November 7, 2012, the following entities held beneficially or of record more than 5% of the Acquired Fund’s outstanding shares:

Shareholder Name and Address	Amount	Percentage of Shares
Charles Schwab 101 Montgomery St San Francisco, CA 94104	3,074,130.0540	62.33%

National Financial Services 1 World Financial Ctr. New York, NY 10281-1003	748,535.3500	15.18%

TD Ameritrade 135 Greene St. Jersey City, NJ 07302	303,537.2370	6.22%

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. The following shareholder owns 25% or more of the outstanding Shares of the Acquired Fund:

Charles Schwab, 101 Montgomery St., San Francisco, CA 94104, is a financial services firm, registered as a broker-dealer, organized in the State of California, and is a subsidiary of The Charles Schwab Corporation, a Corporation organized in the State of California.

Acquiring Fund

As of November 7, the Acquiring Fund had the following number of outstanding shares of beneficial interest:

Acquiring Fund	Number of Outstanding Shares: 967,239.3250

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Trust’s and Acquiring Fund’s management, as of November 7, 2012, the following entities held beneficially or of record more than 5% of the Acquiring Fund’s outstanding shares:

Beneficial Shareholder Name and Address	Amount	Percentage of Shares
SEI Private Trust Co FBO Drexel Hamilton Multi-Asset Real Return Fund C/O Union Bank 797 FBO	964,712.7610	99.74%

J-1

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders. The following shareholder owns 25% or more of the outstanding Shares of the Acquiring Fund:

Drexel Hamilton Multi-Asset Real Return Fund, P.O. Box 295, Denver, CO 80201, is a series of the Drexel Hamilton Mutual Funds, a Trust organized in the State of Delaware, 45 Rockefeller Plaza, Suite 2000, New York, NY 10111.

J-2

AMERISTOCK MUTUAL FUND, INC. PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2012 The undersigned shareholder of Ameristock Mutual Fund, Inc., a Maryland corporation (the “Fund”), hereby instructs each of Heather C. Harker and Howard Mah, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on December 12, 2012 at the offices of Reed Smith LLP, 101 Second Street, Suite 1800, San Francisco, CA 94105-3659, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such meeting. The undersigned hereby revokes any proxy heretofore given and acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement/Prospectus. This proxy is solicited on behalf of the Board of Directors of the Fund, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-infact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. Shareholder Signature Date Joint Owner Signature Date Title if a corporation, partnership or other entity Three simple methods to vote your proxy: INTERNET Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote. CONTROL NUMBER 123456789123 TOUCHTONE PHONE Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call. MAIL Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting. If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in. IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT. TAG ID: BAR CODE CUSIP: 03071F104

AMERISTOCK MUTUAL FUND, INC. QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll free at 18004435182. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY THE UNDERSIGNED BELOW. IF EXECUTED, BUT NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE TREATED AS AN AFFIRMATIVE VOTE AND VOTED “FOR” THE PROPOSAL SET FORTH BELOW, AND “FOR” ANY POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL MEETING, INCLUDING ANY PROPOSED POSTPONEMENT OR ADJOURNMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS OF THE FUND ARE NOT TIMELY RECEIVED. THE PERSONS DESIGNATED ABOVE AS PROXIES ALSO MAY USE THEIR DISCRETIONARY AUTHORITY TO VOTE AS INSTRUCTED BY MANAGEMENT OF THE FUND ON QUESTIONS OR POSTPONEMENT AND ADJOURNMENT AND ON ANY OTHER PROPOSALS RAISED AT THE SPECIAL MEETING TO THE EXTENT PERMITTED BY THE PROXY RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION. THIS PROXY WILL BE VALID INDEFINITELY WITH RESPECT TO THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UNLESS THE SHAREHOLDER REVOKES THIS PROXY. Please refer to the Proxy Statement for a discussion of the Proposal. TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx The Board of Directors recommends a vote “FOR” the proposal. PROPOSAL: 1) To approve or disapprove the Agreement and Plan of Reorganization and Termination (the “Plan”), among Drexel Hamilton Mutual Funds (the “Trust”), on behalf of its series, the Drexel Hamilton Centre American Equity Fund (“Acquiring Fund”), the Fund, Drexel Hamilton Investment Partners, LLC, and Ameristock Corporation, pursuant to which the Fund would be reorganized into the Acquiring Fund (as further defined below, the “Reorganization”). Pursuant to the Plan, the Reorganization would involve: (1) the Fund transferring all of its assets to the Acquiring Fund in exchange solely for voting shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund assuming all of the Fund’s liabilities; (2) the Fund distributing pro rata to the Fund’s shareholders shares of the Acquiring Fund in exchange for such shareholders’ Fund shares and in connection with the complete liquidation of the Fund; and (3) the dissolution and termination of the Fund. (all of the foregoing transactions being referred to collectively as the “Reorganization”). FOR (APPROVE) ? AGAINST (DISAPPROVE) ? ABSTAIN ? (Note: Checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST the proposal.) YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL. PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS. YOUR VOTE IS IMPORTANT. WE URGE YOU TO VOTE PROMPTLY. Please vote all your ballots if you received more than one ballot due to multiple investments in the Fund. Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting. TAG ID: BAR CODE CUSIP: 03071F104

DREXEL HAMILTON MUTUAL FUNDS

Drexel Hamilton Centre American Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

November 8, 2012

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

Ameristock Mutual Fund, Inc.	Drexel Hamilton Centre American Equity Fund
1320 Harbor Bay Parkway, Suite 145 Alameda, CA 94502 (510) 522-3336	45 Rockefeller Plaza, Suite 2000 New York, New York 10111 (855) 298-4236

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization providing for the transfer of all of the assets of Ameristock Mutual Fund, Inc. (“Acquired Fund”) to Drexel Hamilton Centre American Equity Fund (“Acquiring Fund”) in exchange for Acquiring Fund shares; the assumption by Acquiring Fund of all of Acquired Fund’s liabilities; the pro rata distribution of Acquiring Fund shares to Acquired Fund shareholders in exchange for such shareholders’ Acquired Fund shares and in connection with Acquired Fund’s liquidation; and the dissolution and termination of Acquired Fund (all of the foregoing transactions, the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November 8, 2012 relating to the Reorganization (“Proxy Statement/Prospectus”). The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Acquiring Fund at the address set forth above or by calling (855) 298-4236.

1

TABLE OF CONTENTS

Additional Information about Acquiring Fund and Acquired Fund	3

Financial Statements	3

2

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND AND ACQUIRED FUND

This SAI, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference each of the following documents (or portions thereof) as they may be amended or supplemented from time to time:

•	Statement of Additional Information of Acquiring Fund, dated November 16, 2011 (Filed on November 16, 2011; Accession No. 0001193125-11-313820); and

•	Statement of Additional Information of Acquired Fund, dated September 28, 2012 (Filed on September 28, 2012; Accession No. 0001144204-12-053644).

FINANCIAL STATEMENTS

This SAI is accompanied by the documents referenced below, which contain historical financial information regarding Acquired Fund and Acquiring Fund and are incorporated herein by reference.

•	Audited Financial Statements of Acquiring Fund, as included in Acquiring Fund’s Registration Statement, dated November 16, 2011 (Filed on November 16, 2011; Accession No. 0001193125-11-3138200);

•	Unaudited Financial Statements of Acquiring Fund, as included in Acquiring Fund’s Semi-Annual Report, as of March 31, 2012 (Filed on June 8, 2012; Accession No. 0001193125-12-263649); and

•

Audited Financial Statements of Acquired Fund, as included in Acquired Fund’s Annual Report to Shareholders for the fiscal year ended June 30, 2012 (Filed on Aug. 31, 2012; Accession No. 0001193125-12-376052).

Below are unaudited pro forma financial statements reflecting consummation of the Reorganization.

3

Pro Forma Financial Statements

Schedule of Investments as of March 31, 2012 (Unaudited)

Pro Forma Combined Schedule of Investments

Ameristock Mutual Fund, Inc.

Drexel Hamilton Centre American Equity Fund

Drexel Hamilton Centre American Equity Fund Pro Forma Combined

		Ameristock Mutual Fund, Inc.		Drexel Hamilton Centre American Equity Fund		Pro Forma Adjustments		Drexel Hamilton Centre American Equity Fund Pro Forma Combined
	% of Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS	101.05%
Basic Materials	0.41%
Chemicals	0.23%
Huntsman Corp.		—	$—	12,940	$181,289	—	$—	12,940	$181,289
Monsanto Co.		—	—	4,340	346,159	—	—	4,340	346,159

			—		527,448				527,448

Iron & Steel	0.18%
Allegheny Technologies, Inc.		—	—	4,620	190,205	—	—	4,620	190,205
Nucor Corp.		—	—	5,420	232,789	—	—	5,420	232,789

			—		422,994				422,994

Total Basic Materials			—		950,442				950,442

Communications	10.49%
Advertising	0.17%
Interpublic Group of Cos., Inc.		—	—	16,490	188,151	—	—	16,490	188,151
Omnicom Group, Inc.		—	—	4,060	205,639	—	—	4,060	205,639

			—		393,790				393,790

Internet	0.61%
Amazon.com, Inc.(a)		—	—	2,160	437,422	—	—	2,160	437,422
F5 Networks, Inc.(a)		—	—	1,740	234,830	—	—	1,740	234,830
Google, Inc., Class A(a)		—	—	1,150	737,426	—	—	1,150	737,426

			—		1,409,678				1,409,678

Media	2.68%
Time Warner, Inc.		165,000	6,228,750	—	—	—	—	165,000	6,228,750
Telecommunications	7.03%
AT&T, Inc.		106,000	3,310,380	—	—	—	—	106,000	3,310,380
Cisco Systems, Inc.		331,000	7,000,650	—	—	—	—	331,000	7,000,650
Corning, Inc.		400,000	5,632,000	—	—	—	—	400,000	5,632,000
Polycom, Inc.(a)		—	—	10,520	200,616	—	—	10,520	200,616
Verizon Communications, Inc.		—	—	5,260	201,090	—	—	5,260	201,090

			15,943,030		401,706				16,344,736

Total Communications			22,171,780		2,205,174				24,376,954

Consumer, Cyclical	7.40%
Airlines	0.18%
Delta Air Lines, Inc.(a)		—	—	22,020	218,218	—	—	22,020	218,218
United Continental Holdings, Inc.(a)		—	—	9,330	200,595	—	—	9,330	200,595

			—		418,813				418,813

Apparel	0.11%
Coach, Inc.		—	—	3,280	253,478	—	—	3,280	253,478

4

		Ameristock Mutual Fund, Inc.		Drexel Hamilton Centre American Equity Fund		Pro Forma Adjustments		Drexel Hamilton Centre American Equity Fund Pro Forma Combined
	% of Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Auto Manufacturers	0.10%
PACCAR, Inc.		—	$—	4,820	$225,721	—	$—	4,820	$225,721
Entertainment	0.07%
International Game Technology		—	—	10,560	177,303	—	—	10,560	177,303
Leisure Time	0.10%
Harley - Davidson, Inc.		—	—	4,590	225,277	—	—	4,590	225,277
Lodging	0.09%
MGM Resorts International(a)		—	—	15,390	209,612	—	—	15,390	209,612
Retail	3.82%
Macy's, Inc.		—	—	4,980	197,856	—	—	4,980	197,856
McDonald's Corp.		—	—	4,180	410,058	—	—	4,180	410,058
Staples, Inc.		—	—	12,300	199,014	—	—	12,300	199,014
Starbucks Corp.		—	—	7,770	434,265	—	—	7,770	434,265
TJX Cos., Inc.		184,000	7,306,640	—	—	—	—	184,000	7,306,640
Wal-Mart Stores, Inc.		—	—	5,590	342,108	—	—	5,590	342,108

			7,306,640		1,583,301				8,889,941

Textiles	0.08%
Cintas Corp.		—	—	4,610	180,343	—	—	4,610	180,343
Toys, Games & Hobbies	2.85%
Mattel, Inc.		197,000	6,631,020	—	—	—	—	197,000	6,631,020

Total Consumer, Cyclical			13,937,660		3,273,848				17,211,508

Consumer, Non-cyclical	13.52%
Agriculture	0.37%
Philip Morris International, Inc.		—	—	7,330	649,511	—	—	7,330	649,511
Reynolds American, Inc.		—	—	5,010	207,615	—	—	5,010	207,615

			—		857,126				857,126

Beverages	0.55%
Coca-Cola Co.		—	—	10,260	759,343	—	—	10,260	759,343
PepsiCo, Inc.		—	—	7,820	518,857	—	—	7,820	518,857

			—		1,278,200				1,278,200

Biotechnology	0.16%
Amgen, Inc.		—	—	5,370	365,106	—	—	5,370	365,106
Commercial Services	0.40%
Manpower, Inc.		—	—	4,490	212,691	—	—	4,490	212,691
Robert Half International, Inc.		—	—	6,410	194,223	—	—	6,410	194,223
Total System Services, Inc.		—	—	8,420	194,250	—	—	8,420	194,250
Visa, Inc.		—	—	2,730	322,140	—	—	2,730	322,140

			—		923,304				923,304

Cosmetics & Personal Care	2.81%
Colgate-Palmolive Co.		61,000	5,964,580	—	—	—	—	61,000	5,964,580
Procter & Gamble Co.		—	—	8,650	581,367	—	—	8,650	581,367

			5,964,580		581,367				6,545,947

Healthcare-Products	0.28%
Boston Scientific Corp.(a)		—	—	33,410	199,792	—	—	33,410	199,792
St Jude Medical, Inc.		—	—	5,310	235,286	—	—	5,310	235,286
Zimmer Holdings, Inc.		—	—	3,380	217,266	—	—	3,380	217,266

			—		652,344				652,344

5

		Ameristock Mutual Fund, Inc.		Drexel Hamilton Centre American Equity Fund		Pro Forma Adjustments		Drexel Hamilton Centre American Equity Fund Pro Forma Combined
	% of Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Healthcare-Services	5.75%
CIGNA Corp.		127,000	$6,254,750	—	$—	—	$—	127,000	$6,254,750
UnitedHealth Group, Inc.		115,000	6,778,100	5,580	328,885	—	—	120,580	7,106,985

			13,032,850		328,885				13,361,735

Pharmaceuticals	3.20%
Abbott Laboratories		—	—	10,820	663,158	—	—	10,820	663,158
Johnson & Johnson		86,000	5,672,560	10,960	722,921	—	—	96,960	6,395,481
Merck & Co., Inc		—	—	9,930	381,312	—	—	9,930	381,312

			5,672,560		1,767,391				7,439,951

Total Consumer, Non-cyclical			24,669,990		6,753,723				31,423,713

Diversified	2.80%
Holdings Companies - Diversified	2.80%
LVMH Moet Hennessy Louis Vuitton SA		38,000	6,513,200					38,000	6,513,200

Total Diversified			6,513,200						6,513,200

Energy	8.69%
Oil & Gas	6.43%
Chevron Corp.		—	—	3,120	334,589	—	—	3,120	334,589
ConocoPhillips		85,000	6,460,850	—	—	—	—	85,000	6,460,850
Exxon Mobil Corp.		73,000	6,331,290	11,820	1,025,149	—	—	84,820	7,356,439
Occidental Petroleum Corp.		—	—	3,770	359,017	—	—	3,770	359,017
Schlumberger, Ltd.		—	—	6,210	434,265	—	—	6,210	434,265

			12,792,140		2,153,020				14,945,160

Oil & Gas Services	2.26%
Schlumberger, Ltd.		75,000	5,244,750	—	—	—	—	75,000	5,244,750

Total Energy			18,036,890		2,153,020				20,189,910

Financials	22.53%
Banks	12.10%
BB&T Corp.		—	—	6,360	199,640	—	—	6,360	199,640
Capital One Financial Corp.		—	—	3,160	176,138	—	—	3,160	176,138
CitiGroup, Inc.		158,400	5,789,520	—	—	—	—	158,400	5,789,520
Fifth Third Bancorp		—	—	12,470	175,204	—	—	12,470	175,204
JPMorgan Chase & Co.		167,000	7,678,660	—	—	—	—	167,000	7,678,660
KeyCorp		—	—	21,090	179,265	—	—	21,090	179,265
PNC Financial Services Group, Inc.		104,000	6,706,960	—	—	—	—	104,000	6,706,960
State Street Corp.		141,000	6,415,500	—	—	—	—	141,000	6,415,500
SunTrust Banks, Inc.		—	—	9,070	219,222	—	—	9,070	219,222
US Bancorp		—	—	6,440	204,019	—	—	6,440	204,019
Wells Fargo & Co.		—	—	5,260	179,576	—	—	5,260	179,576
Zions Bancorporation		—	—	9,860	211,596	—	—	9,860	211,596

			26,590,640		1,544,660				28,135,300

Insurance	10.43%
Ace, Ltd.		88,000	6,441,600	—	—	—	—	88,000	6,441,600
Aon PLC		132,000	6,475,920	—	—	—	—	132,000	6,475,920
Loews Corp.		151,000	6,020,370	—	—	—	—	151,000	6,020,370
MetLife, Inc.		142,000	5,303,700	—	—	—	—	142,000	5,303,700

			24,241,590		—				24,241,590

Total Financials			50,832,230		1,544,660				52,376,890

6

		Ameristock Mutual Fund, Inc.		Drexel Hamilton Centre American Equity Fund		Pro Forma Adjustments		Drexel Hamilton Centre American Equity Fund Pro Forma Combined
	% of Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Industrials	3.61%
Aerospace/Defense	0.08%
United Technologies Corp.		—	$—	2,160	$179,150	—	$—	2,160	$179,150
Electronics	0.13%
Honeywell International, Inc.		—	—	5,090	310,745	—	—	5,090	310,745
Machinery, Construction & Mining	0.16%
Caterpillar, Inc.		—	—	3,570	380,276	—	—	3,570	380,276
Miscellaneous Manufacturing	3.03%
General Electric Co.		333,000	6,683,310	8,910	178,824	—	—	341,910	6,862,134
Textron, Inc.		—	—	6,530	181,730	—	—	6,530	181,730

			6,683,310		360,554				7,043,864

Transportation	0.21%
Union Pacific Corp.		—	—	2,090	224,633	—	—	2,090	224,633
United Parcel Service, Inc., Class B		—	—	3,140	253,461	—	—	3,140	253,461

			—		478,094				478,094

Total Industrials			6,683,310		1,708,819				8,392,129

Technology	23.37%
Computers	9.08%
Apple, Inc.(a)		—	—	3,500	2,098,145	—	—	3,500	2,098,145
Dell, Inc.(a)		387,000	6,424,200	—	—	—	—	387,000	6,424,200
Hewlett-Packard Co.		190,000	4,527,700	—	—	—	—	190,000	4,527,700
International Business Machines Corp.		34,000	7,094,100	4,630	966,049	—	—	38,630	8,060,149

			18,046,000		3,064,194				21,110,194

Semiconductors	8.55%
Advanced Micro Devices, Inc.(a)		—	—	21,800	174,836	—	—	21,800	174,836
Applied Materials, Inc.		500,000	6,220,000	—	—	—	—	500,000	6,220,000
Intel Corp.		232,000	6,521,520	6,660	187,213	—	—	238,660	6,708,733
NVIDIA Corp.(a)		411,000	6,325,290	—	—	—	—	411,000	6,325,290
QUALCOMM, Inc.		—	—	6,420	436,688	—	—	6,420	436,688

			19,066,810		798,737				19,865,547

Software	5.74%
Akamai Technologies, Inc.(a)		—	—	6,090	223,503	—	—	6,090	223,503
Microsoft Corp.		206,000	6,643,500	17,650	569,213	—	—	223,650	7,212,713
Oracle Corp.		191,000	5,569,560	11,440	333,590	—	—	202,440	5,903,150

			12,213,060		1,126,306				13,339,366

Total Technology			49,325,870		4,989,237				54,315,107

Utilities	8.23%
Electric	5.34%
Edison International		156,000	6,631,560	—	—	—	—	156,000	6,631,560
PPL Corp.		205,000	5,793,300	—	—	—	—	205,000	5,793,300

			12,424,860		—				12,424,860

Gas	2.89%
Sempra Energy		112,000	6,715,520	—	—	—	—	112,000	6,715,520

Total Utilities			19,140,380		—				19,140,380

TOTAL COMMON STOCKS (Cost $183,945,208, $20,961,871 and $204,907,079, respectively)			211,311,310		23,578,923				234,890,233

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		Ameristock Mutual Fund, Inc.		Drexel Hamilton Centre American Equity Fund		Pro Forma Adjustments		Drexel Hamilton Centre American Equity Fund Pro Forma Combined
	% of Net Assets	Shares	Value	Shares	Value	Shares	Value	Shares	Value
SHORT TERM INVESTMENTS	0.04%
Money Market Fund	0.04%
Dreyfus Treasury Prime Cash Management, Institutional Class, 7-Day Yield 0.00004%	—		$94,839		$94,839		$—	94,839	$94,839

TOTAL SHORT TERM INVESTMENTS
(Cost $0, $94,839 and $94,839, respectively)			—		94,839				94,839

TOTAL INVESTMENTS	101.09%
(Cost $183,945,208, $21,056,710 and $205,001,918, respectively)			211,311,310		23,673,762		—		234,985,072
Other Assets In Excess Of Liabilities	-1.09%		(2,551,429)		25,748		—		(2,525,681)

NET ASSETS	100.00%		$208,759,881		$23,699,510		$—		$232,459,391

(a)	Non-Income Producing

8

FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 - Significant unobservable prices or inputs (including the Board of Directors’ or Board of Trustees’, and Pricing Committee’s, own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012:

Investments in Securities at Value(a)	Ameristock Mutual Fund, Inc.	Drexel Hamilton Centre American Equity Fund	Pro Forma Adjustments	Drexel Hamilton Centre American Equity Fund Pro Forma Combined
Level 1 - Common Stocks	$211,311,310	$23,578,923	$—	$234,890,233
Level 1 - Short Term Investments	—	94,839	—	94,839
Level 2	—	—	—	—
Level 3	—	—	—	—

Total	$211,311,310	$23,673,762	$—	$234,985,072

(a) For detailed descriptions of industries, see the above Pro Forma Schedule of Investments.

The Funds did not hold any investments at the beginning or end of the period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds recognize transfers between levels as of the beginning of the fiscal year. There were no transfers between Level 1 and Level 2 as of March 31, 2012.

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Statement of Assets and Liabilities as of March 31, 2012 (Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Ameristock Mutual Fund, Inc.

Drexel Hamilton Centre American Equity Fund

Drexel Hamilton Centre American Equity Fund Pro Forma Combined

	Ameristock Mutual Fund, Inc.	Drexel Hamilton Centre American Equity Fund	Pro Forma Adjustments	Drexel Hamilton Centre American Equity Fund Pro Forma Combined
ASSETS:
Investments, at value	$211,311,310	$23,673,762	$—	$234,985,072
Cash	2,257,870	—	—	2,257,870
Dividends and interest	372,015	38,424	—	410,439
Receivable due from investment advisor	—	19,276	—	19,276
Fund Shares Sold	19,811	—		19,811
Deferred offering cost	—	12,245	—	12,245

Total Assets	213,961,006	23,743,707	—	237,704,713

LIABILITIES:
Payable to Investment Advisor	155,521	—	—	155,521
Payable for organizational costs	—	4,485	—	4,485
Payable to trustees	8,089	916	—	9,005
Payable to chief compliance officer	—	2,758	—	2,758
Fund Shares Redeemed	5,037,515	—		5,037,515
Other payables	—	36,038	—	36,038

Total Liabilities	5,201,125	44,197	—	5,245,322

NET ASSETS	$208,759,881	$23,699,510	$—	$232,459,391

NET ASSETS CONSIST OF:
Paid-in capital	$217,445,954	$20,527,525		$237,973,479
Accumulated net investment income	938,517	38,695		977,212
Accumulated net realized gain/(loss) on investments	(36,990,692)	516,238		(36,474,454)
Net unrealized appreciation on investments	27,366,102	2,617,052		29,983,154

NET ASSETS	$208,759,881	$23,699,510	$—	$232,459,391

INVESTMENTS, AT COST	$183,945,208	$21,056,710		$205,001,918

PRICING OF SHARES
Net Assets	$208,759,881	$23,699,510	$	$232,459,391
Shares outstanding (a)	5,312,428	2,052,752	12,762,021	20,127,201

Net Asset Value, offering and redemption price per share	$39.30	$11.55		$11.55

(a)	Ameristock Mutual Fund, Inc. shares are exchanged for the Drexel Hamilton Centre American Equity Fund.

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Statement of Operations for the Period December 21, 2011 (Inception) to March 31, 2012 (Unaudited)

Pro Forma Combined Statement of Operations

Ameristock Mutual Fund, Inc.

Drexel Hamilton Centre American Equity Fund

Drexel Hamilton Centre American Equity Fund Pro Forma Combined

	Ameristock Mutual Fund, Inc.	Drexel Hamilton Centre American Equity Fund	Pro Forma Adjustments		Drexel Hamilton Centre American Equity Fund Pro Forma Combined
INVESTMENT INCOME:
Dividends	$1,277,954	$115,662	$—		$1,393,616

Total Investment Income	1,277,954	115,662	—		1,393,616

EXPENSES:
Investment advisory fees	505,495	46,180	(73,945	)(a)	477,730
Administration fees	—	37,903	—		37,903
Transfer agent fees	—	8,210	—		8,210
Custodian fees	—	2,880	—		2,880
Distribution and Service Fees	—	—	159,243	(b)	159,243
Legal fees	—	7,816	—		7,816
Audit fees	—	7,113	—		7,113
Trustees’ fees and expenses	23,410	4,267	(23,410	)(c)	4,267
Chief compliance officer fees	—	9,690	—		9,690
Offering costs	—	1,308	—		1,308
Organization costs	—	13,385	—		13,385
Miscellaneous expenses	—	3,671	—		3,671

Total expenses before waivers	528,905	142,423	61,888		733,216
Fees waived/reimbursed by investment advisor (Note 5)		(65,456)	1,062	(d)	(64,394)

Net Expenses	528,905	76,967	62,950		668,822

Net Investment Income	749,049	38,695	(62,950)		724,794

Net realized gain on investments	1,283,623	516,238	—		1,799,861
Net change in unrealized appreciation on investments	23,531,487	2,617,052	—		26,148,539

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	24,815,110	3,133,290	—		27,948,400

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,564,159	$3,171,985	$(62,950)		$28,673,194

(a)	The adjustment is to decrease Investment advisory fees under the Drexel Hamilton Centre American Equity Fund Pro Forma Combined.
(b)	The adjustment is to increase Distribution and Service Fees (12b-1 Fees) under the Drexel Hamilton Centre American Equity Fund Pro Forma Combined.
(c)	The adjustment is to decrease Trustees' fees and expenses under the Drexel Hamilton Centre American Equity Fund Pro Forma Combined.
(d)	The adjustment to decrease fees waived/reimbursed by investment advisor under the Drexel Hamilton Centre American Equity Fund Pro Forma Combined.

11

Notes to Combining Pro Forma Financial Statements of

Ameristock Mutual Fund, Inc. and Drexel Hamilton Centre American Equity Fund

March 31, 2012

(Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Ameristock Mutual Fund, Inc. into the Drexel Hamilton Centre American Equity Fund as if the Reorganization had taken place on March 31, 2012.

Under the terms of the Agreement and Plan of Reorganization and Termination, the combination of the Ameristock Mutual Fund, Inc. and the Drexel Hamilton Centre American Equity Fund (the “Combined Fund” or the “Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Ameristock Mutual Fund, Inc. in exchange for shares of the Drexel Hamilton Centre American Equity Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Ameristock Mutual Fund, Inc. and the Drexel Hamilton Centre American Equity Fund have been combined as of and for the period December 21, 2011 (inception of Drexel Hamilton Centre American Equity Fund) to March 31, 2012. Following the acquisition, the Drexel Hamilton Centre American Equity Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles in the U. S. (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. As of March 31, 2012, the Ameristock Mutual Fund, Inc. portfolio did not contain securities, either individually or when aggregated with the Drexel Hamilton Centre American Equity Fund’s portfolio, that violated the investment policies or restrictions of the Drexel Hamilton Centre Equity Fund.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Ameristock Mutual Fund, Inc. annual report dated June 30, 2012 and the Drexel Hamilton Centre American Equity Fund semi-annual report dated March 31, 2012.

2. General Information and Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of the pro forma financial statements. These policies are in conformity with GAAP:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

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(b)	The net asset value (the “NAV”) is generally calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of a Fund’s assets, subtracting the Fund’s liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Drexel Hamilton Centre American Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	Drexel Hamilton Mutual Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code (“Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund amortizes premium and accretes discount on investments utilizing the effective interest method.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of March 31, 2012, the Fund did not hold any restricted securities.

(f)	The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

(g)	The Fund bears expenses incurred specifically on the Fund’s respective behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

(h)	Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. As of March 31, 2012, $12,245 of offering costs remain to be amortized for the Drexel Hamilton Centre American Equity Fund.

(j)	The pro forma combined statement of operations for December 21, 2011 (inception of Drexel Hamilton Centre American Equity Fund) to March 31, 2012, as adjusted, reflects changes in expenses of the Fund as if the Reorganization was consummated as of the close of business on March 31, 2012. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

13

3. Investment Advisory Agreements and Related Party Transactions

The Adviser to the Drexel Hamilton Centre American Equity Fund serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Trust. Subject to the general oversight of the Board, the Adviser is responsible for among other things, developing a continuing investment program for the Fund in accordance with their respective investment objectives, reviewing the investment strategies and policies of the Fund and advising the Board on the selection of sub-advisers. In this capacity, the Adviser advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the Adviser has delegated its responsibility for the selection and ongoing monitoring of the securities in the Funds’ investment portfolio to the Fund’s sub-adviser.

As compensation for the investment advisory services provided to the Fund, the Adviser receives monthly compensation based on the Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Drexel Hamilton Centre American Equity Fund	0.75% with respect to the first $1 billion of Fund assets
0.70% with respect to Fund assets greater than $1 billion

Centre Asset Management, LLC serves as sub-adviser to the Fund. The investment sub-advisers make the day-to-day investment decisions and continuously review, supervise and administer the Fund’s investment programs. As compensation for the sub-investment advisory services provided to the Fund, the sub-adviser receives a monthly fee from the Adviser based on the Fund’s average daily net assets.

The Adviser has contractually agreed, subject to the consummation of the Reorganization, for a period of two years after the closing date of the Reorganization to limit the total expenses of the Fund (including (but not limited to) investment advisory fees of the Adviser and distribution/service (Rule 12b-1) fees, but excluding interest, taxes, litigation, brokerage commissions and other extraordinary expenses not incurred in the ordinary course of Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Fund. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after the two-year period beginning on the closing date of the Reorganization. Prior to the end of such two-year period, the expense limitation and fee waiver agreement cannot be terminated. If the Adviser requests, any Fund expenses waived or reimbursed by the Adviser may be repaid to the Adviser by the Fund in the first, second and third fiscal years of the Fund following the fiscal year in which any such repayment or waiver occurs, if the total annual fund operating expenses for the applicable following year, after giving effect to the repayment, do not exceed the expense limitation in effect at the time the waiver or reimbursement was made (i.e., generally the 1.05% for the first two years after the Closing Date) or any lower expense limitation or limitations that the Adviser or Fund may have agreed upon. Any such repayment is subject to the approval of the Trustees of the Trust.

During the period ended March 31, 2012, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed by Adviser
Drexel Hamilton Centre American Equity Fund	$64,394

As of March 31, 2012, the balances of recoupable expenses for the Fund were as follows:

	Expires 2015	Total
Drexel Hamilton Centre American Equity Fund	$64,394	$64,394

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Fund. ALPS receives a monthly fee paid by the Fund subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

14

ALPS, pursuant to a Transfer Agency and Services agreement with the Trust, serves as Transfer Agent for the Fund. Under the Transfer Agency and Services Agreement, ALPS receives from the Trust an annual minimum fee per Fund and a fee based upon each shareholder account and reimbursed for out-of-pocket expenses.

ALPS provides Chief Compliance Officer services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

ALPS Distributors, Inc. (the “Distributor”) acts as the sole distributor of the Fund. There were no payments to the Distributor by the Funds during the period ended March 31, 2012.

4. Distribution Plans

The Drexel Hamilton Centre American Equity Fund has adopted a distribution plan for its shares under Rule 12b-1 of the 1940 Act (each a “Distribution Plan”). Rule 12b-1 fees are used to compensate the Distributor and third parties for services and expenses related to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Distribution Plan the Fund pays distribution fees on a monthly basis that shall not exceed 0.25% of the average daily net assets attributable to such shares of the Fund. These distribution fees are subject to the two-year expense limitation agreement described in note 3 above.

The expense of the Distribution Plans is reflected as distribution and service fees in the Statement of Operations.

5. Capital Shares

The pro forma net asset values per share assume that the issuance of the Drexel Hamilton Centre American Equity Fund shares to the Ameristock Mutual Fund, Inc. Fund would have occurred at March 31, 2012 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following at March 31, 2012:

	Shares Outstanding at March 31, 2012	Additional Shares issued in the Reorganization	Pro Forma Shares at March 31,2012
Drexel Hamilton Centre American Equity Fund	2,052,752	18,074,449	20,127,201

6. Tax Basis of Investments

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2012, are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Fund is attributable primarily to the tax deferral of losses on wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
Drexel Hamilton Centre American Equity Fund	$205,001,918	$37,715,457	$(7,732,303)	$29,983,154

15

As of March 31, 2012, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiring June 30, 2017	Expiring June 30, 2018
Drexel Hamilton Centre American Equity Fund	$2,714,004	$33,760,447

7. Pro Forma Calculation

The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

16